Exhibit 10.2
Execution Version
AMENDMENT NO. 9 TO TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 9 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of November 11, 2024, among RUMBLEON, INC., a Nevada corporation (the “Borrower”), the guarantors party hereto (the “Subsidiary Guarantors”), OAKTREE FUND ADMINISTRATION, LLC, as administrative agent and as collateral agent (in such capacities, the “Agent”), and the Lenders (as defined below) party hereto.

PRELIMINARY STATEMENTS

A.    The Borrower, the Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Term Loan Credit Agreement, dated as of August 31, 2021 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 17, 2021, that certain Amendment No. 2 to Term Loan Credit Agreement, dated as of February 4, 2022, that certain Amendment No. 3 to Term Loan Credit Agreement, dated as of February 18, 2022, that certain Amendment No. 4 to Term Loan Credit Agreement, dated as of June 30, 2023, that certain Amendment No. 5 to Term Loan Credit Agreement, dated as of August 9, 2023, that certain Amendment No. 6 to Term Loan Credit Agreement, dated as of October 31, 2023, and effective as of October 27, 2024, that certain Amendment No. 7, dated as of February 5, 2024, and effective as of December 1, 2023, that certain Amendment No. 8, dated as of August 6, 2024, and as otherwise amended, restated, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Existing Credit Agreement”).

B.    The Borrower has requested that, pursuant to Section 10.01 of the Existing Credit Agreement, the Lenders consent to amend certain provisions of the Existing Credit Agreement as set forth herein, and the Lenders are willing to agree to such amendments on the terms and subject to the conditions described herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Definitions. Capitalized terms used herein and not otherwise defined in this Amendment have the same meanings as specified in the Existing Credit Agreement, as amended by this Amendment (as so amended, the “Credit Agreement”).

SECTION 2.    Amendments to Existing Credit Agreement. Effective as of the Ninth Amendment Effective Date:

(a)    the Existing Credit Agreement is hereby amended to (i) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

(b)    a new Exhibit M-2 is hereby added to the Existing Credit Agreement to read in its entirety as set forth on Exhibit M attached as Exhibit B hereto.

For the avoidance of doubt, except as set forth in Section 2 hereof, nothing in this Amendment amends or modifies the signature pages, Exhibits or Schedules to the Existing Credit Agreement.

SECTION 3.    Conditions of Effectiveness. Section 2 of this Amendment shall become effective as of the date (the “Ninth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a)    Execution of Amendment. The Agent shall have received this Amendment, duly executed and delivered by (A) the Borrower, (B) the Subsidiary Guarantors and (C) the Lenders (which constitute at least the Required Lenders) party hereto.

(b)    Expenses. The Agent shall have received all fees required to be paid, and all expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement, for which invoices have been presented on or in advance of November 11, 2024 (including all reasonable and documented out-of-pocket fees and expenses of Gibson, Dunn & Crutcher, LLP for which invoices have been presented on or in advance of November 11, 2024).

(c)    Refinancing Advisor Engagement Letter. The Loan Parties shall have delivered to the Agent and the Lenders, an executed engagement letter between the Borrower and a nationally recognized investment bank reasonably acceptable to the Agent (it being understood and agreed that Houlihan Lokey is a nationally recognized investment bank reasonably acceptable to the Agent) (such investment bank, the “Refinancing Advisor”) in connection with a potential refinancing of the Obligations under the Credit Agreement.

SECTION 4.    [Reserved].

SECTION 5.    Representations and Warranties. The Borrower represents and warrants as follows as of the date hereof:

(a)    The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and/or other organizational action. The execution, delivery and performance by the Borrower of this Amendment will not (i) contravene the terms of any of the Borrower’s Organization Documents; (ii) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of the Borrower or any of the Restricted Subsidiaries under (A) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of the Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Body or any arbitral award to which the Borrower or its property is subject; or (iii) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b)    This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and each other Loan Document to which the Borrower is a party, after giving effect to the amendments pursuant to this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

(c)    After giving effect to the Ninth Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(d)    After giving effect to the Ninth Amendment Effective Date, the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6.    Reference to and Effect on the Existing Credit Agreement and the Loan Documents.(a)    Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, the Borrower or the Subsidiary Guarantors under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Borrower hereby consents to this Amendment and confirms that all of its obligations under the Loan Documents to which it is a party shall continue to apply to the Credit Agreement. The parties hereto acknowledge and agree that (i) the amendment of the Existing Credit Agreement pursuant to this Amendment shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the Ninth Amendment Effective Date and (ii) after giving effect to the Ninth Amendment Effective Date, no Default or Event of Default exists.

(b)    On and after the Ninth Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

SECTION 7.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8.    Notices. All communications and notices hereunder shall be given as provided in Section 10.02 of the Credit Agreement.

SECTION 9.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.    Successors. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and registered assigns permitted under Section 10.07 of the Credit Agreement.

SECTION 11.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated mutatis mutandis, with all references to the “Agreement” therein being deemed references to this Amendment.

SECTION 12.    Required Lenders. The Agent hereby notifies the Borrower that the Lenders parties to this Amendment constitute at least the Required Lenders under the Existing Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

RUMBLEON, INC.,
a Nevada corporation,
as the Borrower

By: ______________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

BJ MOTORSPORTS, LLC,
a Nevada limited liability company,
as a Subsidiary Guarantor

By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

C & W MOTORS, INC.,
an Arizona corporation,
as a Subsidiary Guarantor

By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

CMG POWERSPORTS, INC.,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________

    Name:     Tiffany Kice
    Title:     Chief Financial Officer

DHD ALLEN, L.L.C.,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

DHD GARLAND, L.L.C.,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

EAST VALLEY MOTORCYCLES, LLC,
an Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

ECHD MOTORCYCLES, LLC,
a California limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

GLENDALE MOTORCYCLES, LLC
an Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

IOT MOTORCYCLES, LLC,
an Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RHND OCALA, LLC,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RIDE NOW, LLC,
a Nevada limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RIDE NOW-CAROLINA, LLC,
a North Carolina limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RIDE USA, L.L.C.,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RN TRI-CITIES, LLC,
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

a Washington limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RN-GAINESVILLE, LLC,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RNKC LLC,
a Kansas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RNMC DAYTONA, LLC,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

TC MOTORCYCLES, LLC,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

TOP CAT ENTERPRISES, L.L.C.,
an Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

TUCSON MOTORSPORTS, INC.,
an Arizona corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

TUCSON MOTORCYCLES, INC.,
an Arizona corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

COYOTE MOTORSPORTS-ALLEN, LTD.,
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

a Texas limited partnership,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

COYOTE MOTORSPORTS-GARLAND, LTD.,
a Texas limited partnership,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

DLV MOTORCYCLE, LLC,
a Nevada limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

INDTUC, LLC,
a Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RNAJ, LLC,
a Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

AMERICA’S POWERSPORTS, INC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

NORTH COUNTY 355 HOLDINGS, INC,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

SAN DIEGO HOUSE OF MOTORCYCLES, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

FUN CENTER 355 HOLDINGS, INC,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

WOODS FUN CENTER, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

APS TEXAS HOLDINGS, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

APS AUSTIN HOLDINGS, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

APS OF TEXAS LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

APS OF OKLAHOMA LLC
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FORT THUNDER 355 HOLDINGS, INC,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

POWDER KEG 355 HOLDINGS, INC.,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

APS OF OHIO, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

GEORGETOWN 355 HOLDINGS, INC.,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

APS OF GEORGETOWN, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RMBL TEXAS, LLC
a Delaware limited liability company,
as a Subsidiary Guarantor
By:
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

WHOLESALE EXPRESS, LLC
a Tennessee limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RUMBLEON DEALERS, INC.,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

WHOLESALE, INC.
a Tennessee corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RUMBLEON FINANCE, LLC
a Nevada limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RMBL EXPRESS, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

AUTOSPORT USA, INC,
a Delaware corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

NEXTGEN PRO, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RUMBLEON TENNESSEE, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RMBL MISSOURI, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

JJB PROPERTIES, L.L.C.,
an Arizona limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

BAYOU MOTORCYCLES, LLC,
a Louisiana limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RIDE NOW 5 ALLEN, LLC
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

RIDENOW POWERSPORTS TALLAHASSEE, LLC
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

METRO MOTORCYCLE, INC.,
an Arizona corporation,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

YSA MOTORSPORTS LLC,
an Arizona limited liability company,
as a Subsidiary Guarantor
By:
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS CANTON, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS DALLAS LLC
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS DECATUR LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS FORT WORTH, LLC,
a Texas limited liability company,
as a Guarantor

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS HUNTSVILLE, LLC,
an Alabama limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS JOHNSON COUNTY, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS LEWISVILLE LLC
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS MCDONOUGH, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS MCKINNEY LLC,
a Texas limited liability company,
as a Subsidiary Guarantor

By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS ALPHARETTA, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS FARMERS BRANCH, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS DENTON, LLC
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FREEDOM POWERSPORTS REAL ESTATE LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

EA POWERSPORTS HURST LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE DALLAS, LLC,
a series of Freedom Powersports Real Estate, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE HUDSON OAKS, LLC,
a series of Freedom Powersports Real Estate, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE HURST, LLC,
a series of Freedom Powersports Real Estate, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE ATHENS, LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

    Title:     Chief Financial Officer

FPS RE FORT WORTH, LLC,
a series of Freedom Powersports Real Estate, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE LEWISVILLE, LLC,
a series of Freedom Powersports Real Estate, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE MCDONOUGH, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE MCKINNEY, LLC
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

FPS RE BURLESON, LLC,
a Texas limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RO FAIRWINDS, LLC,
a Florida limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:     Tiffany Kice
    Title:     Chief Financial Officer

RIDENOW MASSACHUSETTS LLC,
a Delaware limited liability company,
as a Subsidiary Guarantor
By: ____________________________
    Name:
    Title:

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC,
as Administrative Agent and Collateral Agent

By: Oaktree Capital Management, L.P.
Its: Managing Member

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE SPECIALTY LENDING CORPORATION,
as a Lender

By: Oaktree Fund Advisors, LLC
Its: Investment Advisor

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:      Mary Gallegly
    Title:    Managing Director

OSI 2 SENIOR LENDING SPV, LLC,
as a Lender

By: Oaktree Specialty Lending Corporation
Its: Managing Member

By: Oaktree Fund Advisors, LLC
Its: Investment Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE GILEAD INVESTMENT FUND AIF (DELAWARE), L.P., as a Lender

By: Oaktree Fund AIF Series, L.P. – Series T
Its: General Partner

By: Oaktree Fund GP AIF, LLC
Its: Managing Member

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: ____________________________
    Name:     Christine Pope
    Title:    Authorized Signatory

By: ____________________________
    Name:     Mary Gallegly
    Title:    Authorized Signatory

OAKTREE HUNTINGTON-GCF INVESTMENT FUND (DIRECT LENDING AIF), L.P., as a Lender

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, L.P.
Its: General Partner

By: Oaktree Huntington-GCF Investment Fund (Direct Lending AIF) GP, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: ____________________________
    Name:     Christine Pope
    Title:    Authorized Signatory

By: ____________________________
    Name:     Mary Gallegly
    Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE-NGP STRATEGIC CREDIT, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-FORREST MULTI-STRATEGY, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-TMBR STRATEGIC CREDIT FUND F, LLC, as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By:
    Name:     Christine Pope
    Title:    Managing Director

By:
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-TMBR STRATEGIC CREDIT FUND G, LLC, as a Lender

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-TMBR STRATEGIC CREDIT FUND C, LLC, as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-MINN STRATEGIC CREDIT, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

INPRS STRATEGIC CREDIT HOLDINGS, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE-TCDRS STRATEGIC CREDIT, LLC,
as a Lender

By: Oaktree Capital Management, L.P.
Its: Manager

By: ____________________________
    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE GCP FUND DELAWARE HOLDINGS, L.P.,
as a Lender

By: Oaktree Global Credit Plus Fund GP, L.P.
Its: General Partner

By: Oaktree Global Credit Plus Fund GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: ____________________________
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

    Name:     Christine Pope
    Title:    Managing Director

By: ____________________________
    Name:     Mary Gallegly
    Title:    Managing Director

OAKTREE MEZZANINE FUND V HOLDINGS (DELAWARE), L.P., as a Lender

By: Oaktree Mezzanine Fund V GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: ____________________________
    Name:     Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND (PARALLEL), L.P., as a Lender

By: Oaktree Middle-Market Direct Lending GP (Parallel), Ltd.
Its: General Partner

By: ____________________________
    Name:     Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

OAKTREE MIDDLE-MARKET DIRECT LENDING UNLEVERED FUND, L.P., as a Lender

By: Oaktree Middle-Market Direct Lending GP, L.P.
Its: General Partner

By: Oaktree Fund GP IIA, LLC
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: ____________________________
    Name:     Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

OAKTREE MMDL AGGREGATOR, LLC,
as a Lender

By: Oaktree Middle-Market Direct Lending GP, L.P.
Its: Manager

By: Oaktree Fund GP IIA, LLC
Its: General Partner

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: ____________________________
    Name:      Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

OAKTREE MMDL AGGREGATOR, L.P.,
as a Lender

By: Oaktree Middle-Market Direct Lending GP (Aggregator), Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: ____________________________
    Name:     Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

OAKTREE MMDL UNPLEDGED ASSETS, LLC,
as a Lender

By: Oaktree Fund GP IIA, LLC
Its: Manager

By: Oaktree Fund GP II, L.P.
Its: Managing Member

By: ____________________________
    Name:     Robert Sullivan
    Title:    Authorized Signatory

By: ____________________________
    Name:     Michael Deng
    Title:    Authorized Signatory

OPPS XB RMBL HOLDINGS, LLC,
as a Lender

By: Oaktree Fund AIF Series (Cayman), L.P. – Series G
Its: Manager

By: Oaktree AIF (Cayman) GP Ltd
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: ____________________________
    Name:     Jordan Mikes
    Title:    Managing Director

By: ____________________________
    Name:     David Nicoll
    Title:    Managing Director

By: Oaktree Fund AIF Series, L.P. – Series N
Its: Manager

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: ____________________________
    Name:     Jordan Mikes
[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

    Title:    Authorized Person

By: ____________________________
    Name:     David Nicoll
    Title:    Authorized Person

OPPS XI RMBL HOLDINGS, LLC,
as a Lender

By: Oaktree Fund AIF Series (Cayman), L.P. – Series O
Its: Manager

By: Oaktree AIF (Cayman) GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By: ____________________________
    Name:     Jordan Mikes
    Title:    Managing Director

By: ____________________________
    Name:    David Nicoll
    Title:    Managing Director

By: Oaktree Fund AIF Series, L.P. – Series N
Its: Manager

By: Oaktree Fund GP AIF, LLC
Its: General Partner

By: Oaktree Fund GP III, L.P.
Its: Managing Member

By: ____________________________
    Name:     Jordan Mikes
    Title:    Authorized Person

By: ____________________________
    Name:     David Nicoll
    Title:    Authorized Person

[Signature Page to Amendment No. 9 to Term Loan Credit Agreement]

EXHIBIT A

Amendments to Existing Credit Agreement
See attached.

EXHIBIT B

Exhibit M-2
See attached.

EXHIBIT A

Amendments to Existing Credit Agreement
See attached.

Exhibit A

TERM LOAN CREDIT AGREEMENT

Dated as of August 31, 2021
(as amended by that Amendment No. 1, dated as of December 17, 2021, that Amendment No. 2, dated as of February 4, 2022, that Consent and Amendment No. 3, dated as of February 18, 2022, that Amendment No. 4, dated as of June 30, 2023, that Amendment No. 5, dated as of August 9, 2023, that Amendment No. 6, dated as of October 31, 2023, and effective as of October 27, 2023, that Amendment No. 7, dated as of February 5, 2024, and effective as of December 1, 2023, ~~and~~ that Amendment No. 8, dated as of August 6, 2024, and that Amendment No. 9, dated as of November 11, 2024)
among RUMBLEON, INC.,
as the Borrower,
OAKTREE FUND ADMINISTRATION, LLC,
as Administrative Agent and Collateral Agent, THE LENDERS PARTY HERETO,
and
OAKTREE CAPITAL MANAGEMENT, L.P.
as Sole Lead Arranger

Table of Contents
Page
ARTICLE I
Definitions and Accounting Terms

Section 1.01    Defined Terms    2
Section 1.02    Other Interpretive Provisions    ~~56~~57 Section 1.03    Accounting Terms    ~~57~~58 Section 1.04    Rounding    ~~57~~58
Section 1.05    References to Agreements, Laws, Etc. ~~57~~58
Section 1.06    Times of Day    58
Section 1.07    Timing of Payment or Performance    58
Section 1.08    Currency Equivalents Generally    ~~58~~59 Section 1.09    Certain Calculations and Tests    ~~58~~59 Section 1.10    Divisions    ~~58~~59
Section 1.11    Rates    ~~59~~60
ARTICLE II
The Commitments and Credit Extensions
Section 2.01    The Loans    ~~59~~60 Section 2.02    Borrowings, Conversions and Continuations of Loans    ~~60~~61 Section 2.03    Prepayments    ~~62~~63 Section 2.04    Termination or Reduction of Commitments    ~~68~~69 Section 2.05    Repayment of Loans    ~~69~~70 Section 2.06    Interest    ~~69~~70 Section 2.07    Fees and Additional Interest    ~~70~~71 Section 2.08    Computation of Interest and Fees    ~~71~~72 Section 2.09    Evidence of Indebtedness    ~~71~~72 Section 2.10    Payments Generally    ~~71~~72 Section 2.11    Sharing of Payments    ~~73~~74 Section 2.12    Incremental Credit Extensions    ~~74~~75 Section 2.13    Defaulting Lenders    ~~76~~77
ARTICLE III
Taxes, Increased Costs Protection and Illegality
Section 3.01    Taxes    ~~76~~77 Section 3.02    Inability to Determine Rates; Alternative Rate of Interest    ~~79~~80 Section 3.03    Increased Cost and Reduced Return; Capital Adequacy; Reserves on
SOFR Loans    ~~80~~81 Section 3.04    Compensation for Losses    ~~81~~82 Section 3.05    Matters Applicable to All Requests for Compensation    ~~81~~82 Section 3.06    Replacement of Lenders under Certain Circumstances    ~~82~~83 Section 3.07    Illegality    ~~83~~84
Section 3.08    Survival    ~~84~~85

Page
Section 3.09    Benchmark Replacement Setting    ~~84~~85
ARTICLE IV
Conditions Precedent to Credit Extensions
Section 4.01    Conditions to Closing Date    ~~85~~86 Section 4.02    Conditions to Subsequent Credit Extensions    ~~88~~89
ARTICLE V
Representations and Warranties
Section 5.01    Existence, Qualification and Power; Compliance with Laws    ~~89~~90 Section 5.02    Authorization; No Contravention    ~~89~~90 Section 5.03    Governmental Authorization; Other Consents    ~~89~~90 Section 5.04    Binding Effect    ~~90~~91 Section 5.05    Financial Statements; No Material Adverse Effect    ~~90~~91 Section 5.06    Litigation    ~~90~~91 Section 5.07    Ownership of Property; Liens    ~~90~~91 Section 5.08    Environmental Matters    ~~90~~91 Section 5.09    Taxes    ~~91~~92 Section 5.10    Compliance with ERISA    ~~91~~92 Section 5.11    Subsidiaries; Equity Interests    ~~91~~92 Section 5.12    Margin Regulations; Investment Company Act    ~~92~~93 Section 5.13    Disclosure    ~~92~~93 Section 5.14    Intellectual Property; Licenses, Etc.    ~~92~~93 Section 5.15    Solvency    ~~93~~94
Section 5.16    Collateral Documents    ~~93~~94
Section5.17    Use of Proceeds ~~93~~94
Section 5.18    Anti-Money Laundering/International Trade Law Compliance    ~~93~~94 Section5.19    LaborMatters ~~94~~95
ARTICLE VI
Affirmative Covenants
Section 6.01    Financial Statements ~~94~~95
Section 6.02    Certificates; Other Information ~~95~~96
Section 6.03    Notices ~~96~~97
Section 6.04    Maintenance of Existence ~~97~~98
Section 6.05    Maintenance of Properties ~~97~~98
Section 6.06    Maintenance of Insurance ~~97~~98
Section 6.07    Compliance with Laws ~~97~~98
Section 6.08    Books and Records ~~98~~99
Section 6.09    Inspection Rights ~~98~~99
Section 6.10    Covenant to Guarantee Obligations and Give Security ~~98~~99
Section 6.11    Use of Proceeds    100
Section 6.12    Further Assurances and Post-Closing Covenants    ~~100~~101 Section 6.13    Designation of Subsidiaries    ~~101~~102 Section 6.14    Payment of Taxes    ~~101~~102

Page
Section 6.15    Nature of Business; Fiscal Year    ~~102~~103 Section 6.16    Deposit Accounts, Commodity Accounts and Securities Accounts;
Location and Proceeds of Loans    ~~102~~103 Section 6.17    Maintenance of Ratings    ~~102~~103
Section 6.18    ~~Quarterly Conference Calls    102~~Lender Updates    103
Section 6.19    Specified Property Transactions    ~~102~~104 Section 6.20    Rights Offering    ~~103~~104 Section 6.21    Execution of Warrant Agreements    ~~103~~105 Section 6.22    Ninth Amendment Capital Raise        105
ARTICLE VII
Negative Covenants
Section 7.01    Liens    ~~104~~106
Section 7.02    Investments    ~~107~~109
Section 7.03    Indebtedness    ~~111~~113 Section 7.04    Fundamental Changes    ~~114~~116 Section 7.05    Dispositions    ~~115~~117 Section 7.06    Restricted Payments    ~~117~~119 Section 7.07    Transactions with Affiliates    ~~118~~120 Section 7.08    Prepayments, Etc., of Indebtedness    ~~119~~121 Section 7.09    Negative Pledge and Subsidiary Distributions    ~~119~~122 Section 7.10    Financial Covenants    ~~121~~123 Section 7.11    Anti-Terrorism Laws    ~~122~~125 Section 7.12    Chief Executive Officer Appointment Rights    ~~122~~125 Section 7.13    Consumer Warehouse Lending    ~~122~~125
ARTICLE VIII
Events of Default and Remedies
Section 8.01    Events of Default    ~~122~~125 Section 8.02    Remedies Upon Event of Default    ~~124~~127 Section 8.03    Exclusion of Immaterial Subsidiaries    ~~126~~129 Section 8.04    Application of Funds    ~~126~~129
ARTICLE IX
Administrative Agent and Other Agents
Section 9.01    Appointment and Authorization of Agents    ~~127~~130 Section 9.02    Delegation of Duties    ~~127~~130 Section 9.03    Liability of Agents    ~~128~~131 Section 9.04    Reliance by Agents    ~~128~~131 Section 9.05    Notice of Default    ~~129~~132 Section 9.06    Credit Decision; Disclosure of Information by Agents    ~~129~~132 Section 9.07    Indemnification of Agents    ~~130~~133 Section 9.08    Agents in their Individual Capacities    ~~130~~133 Section 9.09    Successor Agents    ~~130~~133 Section 9.10    Administrative Agent May File Proofs of Claim    ~~131~~134

Page
Section 9.11    Collateral and Guaranty Matters    ~~132~~135 Section 9.12    Other Agents; Arrangers and Managers    ~~134~~137 Section 9.13    Appointment of Supplemental Administrative Agents    ~~134~~137 Section 9.14    Withholding Tax    ~~135~~138 Section 9.15    Erroneous Payments    ~~135~~138
ARTICLE X
Miscellaneous
Section 10.01 Amendments, Etc.    ~~137~~139 Section 10.02 Notices and Other Communications; Facsimile Copies    ~~139~~142 Section 10.03 No Waiver; Cumulative Remedies    ~~141~~144 Section 10.04 Attorney Costs and Expenses    ~~141~~144 Section 10.05 Indemnification by the Borrower    ~~141~~144 Section 10.06 Payments Set Aside    ~~143~~146 Section 10.07 Successors and Assigns    ~~143~~146 Section 10.08 Confidentiality    ~~148~~151
Section 10.09 Setoff    ~~149~~152
Section 10.10 Counterparts    ~~149~~152
Section10.11 Integration ~~149~~152
Section10.12 Survival of Representations and Warranties ~~150~~153
Section10.13 Severability    ~~150~~153
Section 10.14 GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS    ~~150~~153 Section 10.15 WAIVER OF RIGHT TO TRIAL BY JURY    ~~151~~154
Section 10.16 Binding Effect    ~~151~~154 Section 10.17 Judgment Currency    ~~151~~154 Section 10.18 Lender Action    ~~152~~155 Section 10.19 USA PATRIOT Act    ~~152~~155
Section 10.20 Intercreditor Agreements ~~152~~155
Section 10.21 Obligations Absolute ~~152~~155
Section 10.22 No Advisory or Fiduciary Responsibility ~~153~~156
Section 10.23 Acknowledgment and Consent to Bail-In of EEA Financial Institutions    ~~153~~156 Section 10.24 Electronic Execution of Assignments and Certain Other Documents ~~154~~156

SCHEDULES
1.01A    —    Collateral Documents
1.01B    —    Unrestricted Subsidiaries
1.01C    —    Guarantors
1.01D    —    Material Real Properties
1.01E    —    Freedom Powersports Owned Real Property 1.01F    —    Specified Property
2.01    —    Commitments
5.06    —    Litigation
5.11    —    Subsidiaries and Other Equity Investments
6.12    —    Post-Closing Covenants
7.01(b)    —    Existing Liens
7.02    —    Existing Investments 7.03(b)    —    Surviving Indebtedness
7.07    —    Transactions with Affiliates
10.02    —    Administrative Agent’s Office, Certain Addresses for Notices

-i-

EXHIBITS
Form of
A—    Committed Loan Notice
B—    Term Note
C—    Compliance Certificate
D—    Assignment and Assumption
E—    Guaranty
F—    Security Agreement
G—    Discounted Prepayment Option Notice
H—    Lender Participation Notice
I—    Discounted Voluntary Prepayment Notice
J—    United States Tax Compliance Certificate
K—    Solvency Certificate
L-1—    Pari Passu Intercreditor Agreement
L-2—    Floor Plan Intercreditor Agreement
M    —    Specified Debt Repayment Compliance Certificate (Other Specified Debt) M-2    —    Specified Debt Repayment Compliance Certificate (Convertible Notes)

TERM LOAN CREDIT AGREEMENT
This TERM LOAN CREDIT AGREEMENT (this “Agreement”) is entered into as of August 31, 2021, among RUMBLEON, INC., a Nevada corporation (the “Borrower”), OAKTREE FUND ADMINISTRATION, LLC, as Administrative Agent and Collateral Agent, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).
PRELIMINARY STATEMENTS
1.The Borrower intends to indirectly acquire (the “Acquisition”) all of the outstanding Equity Interests of the Transferred Entities and of C&W Motors, Inc., an Arizona corporation (“C&W”), Metro Motorcycle, Inc., an Arizona corporation (“Metro”), Tucson Motorcycles, Inc., an Arizona corporation (“Tucson Motorcycles”), CMG Powersports, Inc., a Delaware corporation (“CMG Powersports”) and Tucson Motorsports, Inc., an Arizona corporation (“Tucson Motorsports” and, together with C&W, Metro, CMG Powersports and Tucson Motorcycles, each a “Merged Entity” and collectively, the “Merged Entities”). On or before the Closing Date, to effect the Acquisition, (a) the Equity Contribution (as this and other capitalized terms used in these Preliminary Statements are defined in Section 1.01 below) will occur and (b) the Borrower will consummate the transactions contemplated by the Plan of Merger and Equity Purchase Agreement, dated as of March 12, 2021 as amended by that certain Joinder and First Amendment to Plan of Merger and Equity Purchase Agreement dated June 17, 2021 (as it may be further amended, the “Acquisition Agreement”), by and among the Borrower, the Merged Entities, RO Merger Sub I, Inc., an Arizona corporation (“Merger Sub I”), RO Merger Sub II, Inc., an Arizona corporation (“Merger Sub II”), RO Merger Sub III, Inc., an Arizona corporation (“Merger Sub III”), RO Merger Sub IV, Inc., an Arizona corporation (“Merger Sub IV”), RO Merger Sub V, Inc., a Delaware corporation (“Merger Sub V” and, together with Merger Sub I, Merger Sub II, Merger Sub III and Merger Sub IV, each a “Merger Sub” and collectively, the “Merger Subs”), the sellers party thereto (the “Sellers”) and Mark Tkach, as representative of the Sellers, and concurrently with the consummation of the transactions contemplated under the Acquisition Agreement, (i) Merger Sub I will merge with and into C&W, with C&W as the surviving corporation; (ii) Merger Sub II will merge with and into Metro, with Metro as the surviving corporation; (iii) Merger Sub III will merge with and into Tucson Motorcycles, with Tucson Motorcycles as the surviving corporation, (iv) Merger Sub IV will merge with and into Tucson Motorsports, with Tucson Motorsports as the surviving corporation and
(v) Merger Sub V will merge with and into CMG Powersports, with CMG Powersports as the surviving corporation and (vi) the Borrower will purchase all of the outstanding Equity Interests in the Transferred Entities from the Sellers.
2.The Borrower has requested (a) that immediately prior to the consummation of the Acquisition, the Lenders make available to the Borrower the Initial Term Commitments and Initial Term Loans, and (b) that after the Closing Date, the Lenders make available to the Borrower the Delayed Draw Term Commitments and the Delayed Draw Term Loans from time to time prior to the Delayed Draw Term Loan Commitment Termination Date, in each case of clause (a) and (b), subject to the terms and conditions set forth herein including the use of proceeds set forth in Section 6.11.
3.The Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein.
4.In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I
Definitions and Accounting Terms
Section 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:
“2023 Specified Property Disposition” has the meaning specified in Section 6.19. “Acceptable Discount” has the meaning specified in Section 2.03(d)(iii).
“Acceptable Intercreditor Agreement” means an intercreditor agreement that is (i) either in substantially the form of Exhibit L-1 or L-2, as applicable, or (ii) reasonably agreed between the Administrative Agent and the Borrower and, if entered into more than sixty (60) days after the date hereof, has not been objected to by the applicable Required Lenders within five (5) Business Days of having been posted (and any such failure to object within such time will be deemed an acceptable of such intercreditor agreement).
“Acceptance Date” has the meaning specified in Section 2.03(d)(ii). “Accounting Changes” has the meaning specified in Section 1.03(c).
“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable.
“Acquired Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.”
“Acquisition” has the meaning specified in the Preliminary Statements to this
Agreement.
“Acquisition Agreement” has the meaning specified in the Preliminary Statements to this
Agreement.
“Additional Lender” has the meaning specified in Section 2.12(c).
“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.
“Administrative Agent” means, subject to Section 9.13, Oaktree Fund Administration, LLC (and any Affiliates selected by Oaktree to act as administrative agent for any of the facilities provided hereunder), in its capacity as administrative agent under the Loan Documents, or any successor administrative agent appointed in accordance with Section 9.09.
“Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Notwithstanding the foregoing, no Lender listed on Schedule 2.01 (nor any of their respective Affiliates a majority of the voting Equity Interests of which are owned directly or indirectly by a parent company of any such Lender) shall be deemed to be an Affiliate of the Borrower or any Restricted Subsidiary.
“Affiliated Debt Fund” means an Affiliated Lender that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and with respect to which the Borrower or any of its Subsidiaries do not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity.
“Affiliated Lender” means any Affiliate of Borrower that owns at least ten percent (10%) of the outstanding Equity Interests of the Borrower or its Subsidiaries (including, without limitation, the Borrower and its Subsidiaries), but excluding (x) Oaktree, (y) Deutsche Bank AG New York Branch or
(z) Affiliates and any funds advised or managed by any of the foregoing.
“Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.
“Agents” means, collectively, the Administrative Agent, the Collateral Agent, and the Supplemental Administrative Agents (if any).
“Aggregate Commitments” means the Term Commitments of all the Lenders. “Agreement” has the meaning specified in the introductory paragraph hereof. “Agreement Currency” has the meaning specified in Section 10.17.
“Anti-Terrorism Laws” means Laws relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, and any regulation, order, or directive promulgated, issued or enforced pursuant to such Laws, all as amended, supplemented or replaced from time to time.
“Applicable Discount” has the meaning specified in Section 2.03(d)(iii).
“Applicable Lending Office” means for any Lender, such Lender’s office, branch or affiliate designated for SOFR Loans of the applicable currency or Base Rate Loans, as applicable, as notified to the Administrative Agent, any of which offices may be changed by such Lender.
“Applicable Percentage” means, at any time (a) with respect to any Lender with a Term Commitment of any Class, the percentage equal to a fraction the numerator of which is the amount of such Lender’s Term Commitment of such Class at such time and the denominator of which is the aggregate amount of all Term Commitments of such Class of all Lenders and (b) with respect to the Loans of any Class, a percentage equal to a fraction the numerator of which is such Lender’s Outstanding Amount of the Loans of such Class and the denominator of which is the aggregate Outstanding Amount of all Loans of such Class.
“Applicable Rate” means a percentage per annum equal to: (a) for SOFR Loans, 8.25% and (b) for Base Rate Loans, 7.25%. Notwithstanding the foregoing, the Applicable Rate in respect of any Incremental Term Loans shall be the applicable percentages per annum set forth in the relevant Incremental Facility Amendment.
“Appropriate Lender” means, at any time with respect to Loans of any Class, the Lenders of such Class.
“Approved Foreign Bank” has the meaning specified in the definition of “Cash
Equivalents.”
“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.
“Assignees” has the meaning specified in Section 10.07(b).
“Assignment and Assumption” means (a) an Assignment and Assumption substantially in the form of Exhibit D or any other form (including electronic documentation generated by an electronic platform) approved by the Administrative Agent.
“Attorney Costs” means and includes all reasonable fees, expenses and disbursements of any law firm or other external legal counsel.
“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.
“Audited Financial Statements” means (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries and the audited combined balance sheet of the Target Companies as of the last day of the most recent fiscal year and (ii) the related audited consolidated or combined, as applicable, statements of income and cash flows of the Borrower and its Subsidiaries and the Target Companies for the most recent fiscal year.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (d) of Section 3.09.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the

EU Bail-In Legislation Schedule, or (b) in relation to any state other state than such an EEA Member Country or (to the extent that the United Kingdom is not such an EEA Member Country) the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-Down and Conversion Powers contained in that law or regulation.
“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.
“Bankruptcy Event” means, with respect to any Person, such Person or its parent entity becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Body or instrumentality thereof, provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Body or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person or its parent entity.
“Base Rate” means, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of: (a) the Prime Rate on such day; (b) ½ of 1.00% per annum above the Federal Funds Rate; and (c) the sum of Adjusted Term SOFR for a one-month tenor in effect on such day plus one percent (1.0%), so long as Term SOFR is offered, ascertainable and not unlawful; provided, however, that if the Base Rate determined as provided above would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. Any change in the Base Rate for Dollar-denominated Loans due to a change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Rate or Adjusted Term SOFR, respectively.
“Base Rate Loan” means a Loan that bears interest at a rate based on the Base Rate. “Base Rate Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.
“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) of Section 3.09.
“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined by Agent for the applicable Benchmark Replacement Date:
(1)the sum of: (a) Daily Simple SOFR and (b) 0.11448% (11.448 basis points);
(2)the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant

Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment;
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to
(a)any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time.
“Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:
(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or
(b)in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which all Available Tenors of such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)

announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);
(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or
(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.
For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.09 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.09.
“Borrower Materials” has the meaning specified in Section 6.02.
“Borrower” has the meaning specified in the introductory paragraph to this Agreement.

“Borrowing” means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of SOFR Loans, as to which a single Interest Period is in effect.
“Borrowing Minimum” means $1,000,000. “Borrowing Multiple” means $500,000.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.
“Call Premium” means any Make-Whole Amount or Repayment Fee.
“Called Principal” means, with respect to any Loan, the amount of principal of such Loan that is to be repaid pursuant to Section 2.03 or has become or is declared to be immediately due and payable pursuant to Section 8.02, as the context requires.
“Capital Expenditures” means, for any period, the aggregate of, without duplication, (a) all expenditures (whether paid in cash or accrued as liabilities and including Capitalized Research and Development Costs and Capitalized Software Expenditures) by the Borrower and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Restricted Subsidiaries and (b) Capitalized Lease Obligations incurred by the Borrower and its Restricted Subsidiaries during such period.
“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP.
“Capitalized Leases” means all leases that are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP; provided further that all obligations of the Borrower and its Restricted Subsidiaries that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect on the Closing Date (whether or not such operating lease was in effect on such date) shall continue to be accounted for as an operating lease (and not as a Capitalized Lease) for purposes of this Agreement regardless of any change in GAAP following the Closing Date that would otherwise require such obligation to be recharacterized as a Capitalized Lease; provided, that Capitalized Leases shall not include leases for real estate.
“Capitalized Research and Development Costs” means research and development costs that are required to be, in accordance with GAAP, capitalized.
“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, Pub. L.
116-136, as amended.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary:
(1)Dollars;
(2)securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the foregoing the securities of which are guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;
(3)certificates of deposit, time deposits and eurodollar time deposits with maturities of one year or less from the date of acquisition, with any domestic or foreign commercial bank having capital and surplus of not less than $500,000,000 in the case of U.S. banks and
$100,000,000 (or the Dollar equivalent as of the date of determination) in the case of non-U.S. banks;
(4)repurchase obligations for underlying securities of the types described in clauses (2), (3) and (7) of this definition entered into with any financial institution meeting the qualifications specified in clause (3) above;
(5)commercial paper rated at least “P-2” by Moody’s or at least “A-2” by S&P, and in each case maturing within 24 months after the date of creation thereof and Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s, with maturities of 24 months or less from the date of acquisition;
(6)marketable short-term money market and similar securities having a rating of at least “P-2” or “A-2” from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower) and in each case maturing within 24 months after the date of creation or acquisition thereof;
(7)readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition;
(8)readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from Moody’s or S&P with maturities of 24 months or less from the date of acquisition;
(9)Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated within the top three ratings category by S&P or Moody’s;
(10)with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-1” or the equivalent thereof or from Moody’s is at least “P-1” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 270 days from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank;
(11)Cash Equivalents of the types described in clauses (1) through (10) above denominated in Dollars or, solely to the extent held in the ordinary course of business and not for speculative purposes, any currency in which the Borrower and/or its Restricted Subsidiaries regularly conducts business; and
(12)investment funds investing at least 90% of their assets in Cash Equivalents of the types described in clauses (1) through (11) above.
“Cash Management Bank” means financial institution providing treasury, depository, credit or debit card, purchasing card, and/or cash management services or automated clearing house transactions to the Borrower or any Restricted Subsidiary or conducting any automated clearing house transfers of funds.
“Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary to any Cash Management Bank in respect of any overdraft and related liabilities arising from treasury, depository, credit or debit card, purchasing card, or cash management services or any automated clearing house transfers of funds.
“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.
“CFC” means any Foreign Subsidiary that is a “controlled foreign corporation” within the meaning of Section 957 of the Code.
“Change in Law” means the occurrence, after the Closing Date, of any of the following:
(a) the adoption or taking effect of any applicable Law; (b) any change in any applicable Law or in the administration, implementation, interpretation or application thereof by any Governmental Body; or
(c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of applicable Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of law), in each case pursuant to Basel III, shall in each case be deemed to be a Change in Law regardless of the date enacted, adopted, issued, promulgated or implemented.
“Change of Control” means the occurrence after the Equity Contribution and Closing Date of any of the following events: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), other than a Permitted Holder or Oaktree and its Affiliates, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than the greater of (x) 40.0% or more of the capital stock of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) (the “Voting Stock”) and (y) the percentage of Voting Stock owned, directly or indirectly, beneficially by the Permitted Holders and Oaktree and its Affiliates; (b) during any period of 24 consecutive months (the first such period commencing two (2) months after the Closing Date), a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election, appointment or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body or (iii) whose election, appointment or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election, appointment or nomination at least a majority of that board or equivalent governing body; (c) from and after the Fifth Amendment Effective Date, either of the Key Holders voluntarily cease (other than solely due to death, disability or incapacity) to be a member of the board of directors or other equivalent governing body of the Borrower without the prior written consent of the Administrative Agent acting in its sole discretion; provided that, for the period commencing on the Tkach Resignation Date and ending on the earlier of (x) the date of the annual stockholder meeting occurring during the calendar year ending on December 31, 2024 and (y) July 1, 2024, a Change of Control pursuant to this clause (c) shall not be deemed to have occurred as a result of Mark Tkach ceasing to be a member of the board of directors or other equivalent governing body of the Borrower, so long as both (i) the board of directors or equivalent governing body consists of eight or less Persons and (ii) Mark Tkach acts as a board observer; or (d) the Key Holders, collectively, cease (other than solely due to death, disability or incapacity) to beneficially own, directly or indirectly, 25.0% or more of the Voting Stock without the prior written consent of the Administrative Agent acting in its sole discretion.
“Class” means (a) when used with respect to Lenders, refers to whether such Lenders hold a particular Class of Term Commitments or Loans, (b) when used with respect to Term Commitments, refers to whether such Term Commitments are Initial Term Commitments, Delayed Draw Term Commitments, or commitments in respect of any Incremental Term Loans that are designated as an additional Class of Term Loans and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Term Loans, Incremental Term Loans that are designated as an additional Class of Term Loans and any Loans made pursuant to any other Class of Term Commitments. After a Delayed Draw Funding Date, the Initial Term Loans and the Delayed Draw Term Loans that have been funded hereunder shall be treated as a single Class under this Agreement for all purposes.
“Class A Common Stock” means the Borrower’s Class A Common Stock, par value
$0.001 per share.
“Class B Common Stock” means the Borrower’s Class B Common Stock, par value
$0.001 per share.
“Closing Date” means the date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Collateral” means all the “Collateral” as defined in the Collateral Documents and all other property of whatever kind and nature pledged or charged as collateral under any Collateral Document, and shall include the Mortgaged Properties.
“Collateral Agent” means Oaktree Fund Administration, LLC, in its capacity as collateral agent under any of the Loan Documents, or any successor collateral agent appointed in accordance with Section 9.09.
“Collateral and Guarantee Requirement” means, at any time, the requirement that
(a)the Collateral Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iv), or thereafter pursuant to Section
6.10 or Section 6.12, duly executed by each Loan Party that is a party thereto;
(b)all Obligations shall have been unconditionally guaranteed (the “Guarantees”), jointly and severally, by each Restricted Subsidiary that is a Material Subsidiary (other than the Excluded Subsidiaries and any other Subsidiary that the Borrower and Administrative Agent so agree) including as of the Closing Date those that are listed on Schedule 1.01C hereto (each, a “Guarantor”);
(c)the Obligations and the Guarantees shall have been secured pursuant to the Security Agreements or other applicable Collateral Document by (i) a first-priority security interest in all Equity Interests (other than Excluded Equity) held directly by the Borrower or any Subsidiary Guarantor in any Subsidiary, in each case, subject to (x) those Liens permitted under Sections 7.01(b), (o), (v) (solely with respect to modifications, replacements, renewals or extensions of Liens permitted by Sections 7.01(b) and (o)), (z), (ee), (ff) and (gg) and (y) any nonconsensual Lien that is permitted under Section 7.01 and (ii) a second-priority security interest in and on any assets securing obligations of the Borrower or any Subsidiary Guarantor under any Floor Plan Financing (solely to the extent permitted under such facility and, with respect to perfection in any Deposit Account holding cash reserves that are required pursuant to the terms of any Floor Plan Financing, solely to the extent that such Lien is consented to by the capital provider of such Floor Plan Financing);
(d)except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guarantees shall have been secured by a perfected security interest (other than in the case of mortgages, to the extent such security interest may be perfected by delivering certificated securities and instruments, filing personal property financing statements or other similar documentation, or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office) in, and mortgages on, substantially all tangible and intangible assets of the Borrower and each Guarantor (including, without limitation, accounts receivable, inventory, equipment, investment property, intellectual property, intercompany receivables, other general intangibles, owned (but not leased) real property and proceeds of the foregoing), in each case, with the priority required by the Collateral Documents; provided that security interests in real property shall be limited to the Mortgaged Properties;
(e)none of the Collateral shall be subject to any Liens other than Permitted Liens;

(f)the Collateral Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 4.01(a)(iv) (if applicable), Section 6.10, and/or Section 6.12, as applicable, duly executed and delivered by the record owner of such property, (ii) a title insurance policy for such Mortgaged Property (or marked-up title insurance commitment having the effect of a title insurance policy) (the “Mortgage Policies”) insuring the Lien of each such Mortgage as a valid first priority Lien on the property described therein, free of any other Liens except Permitted Liens, together with such endorsements (including zoning endorsements where reasonably appropriate and available as the Collateral Agent may reasonably request and to the extent available in each applicable jurisdiction, and with respect to any such property located in a state in which a zoning endorsement in not available, a zoning compliance letter from the applicable municipality in a form reasonably acceptable to the Collateral Agent) and coinsurance and reinsurance as the Collateral Agent may reasonably request and to the extent available in each applicable jurisdiction, (iii) a Survey with respect to each Mortgaged Property, provided, however, that a Survey shall not be required to the extent that (A) an existing survey together with an “affidavit of no change” satisfactory to the Title Company is delivered to the Collateral Agent and the Title Company and (B) the Title Company removes the standard survey exception and provides reasonable and customary survey-related endorsements and other coverages in the applicable Mortgage Policy, (iv) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the applicable Loan Party relating thereto), (v) if applicable, a copy of, or a certificate as to coverage under, and a declaration page relating to, the flood insurance policies required by Section 6.06 hereof, each of which (A) shall be endorsed or otherwise amended to name the Collateral Agent as mortgagee and loss payee, (B) shall (1) identify the addresses of each property located in a special flood hazard area, (2) indicate the applicable flood zone designation, the flood insurance coverage and the deductible relating thereto and (3) provide that the insurer will give the Collateral Agent 30 days written notice of cancellation or non-renewal and (4) shall be otherwise in form and substance reasonably satisfactory to the Collateral Agent, and (vi) such existing abstracts, existing appraisals, legal opinions and other documents as the Collateral Agent may reasonably request with respect to any such Mortgaged Property, which shall be in form and substance reasonably satisfactory to the Collateral Agent; and
The foregoing definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance or surveys with respect to, particular assets if and for so long as the Administrative Agent and the Borrower agree in writing that the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance or surveys in respect of such assets shall be excessive in view of the benefits to be obtained by the Lenders therefrom.
The Administrative Agent may grant extensions of time for the perfection of security interests in or the obtaining of title insurance and surveys with respect to particular assets (including extensions beyond the Closing Date for the perfection of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.
Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary:
(A)Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral

Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower;
(B)the Collateral and Guarantee Requirement shall not apply to any Excluded Property;
(C)no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.); and
(D)general statutory limitations, financial assistance, corporate benefit, capital maintenance rules, fraudulent preference, “thin capitalization” rules, retention of title claims and similar principle may limit the ability of a Foreign Subsidiary to provide a Guarantee or Collateral or may require that the Guarantee or Collateral with respect to such Foreign Subsidiary be limited by an amount or otherwise, in each case as reasonably determined by the Borrower in consultation with the Administrative Agent.
“Collateral Documents” means, collectively, the Security Agreements, the Mortgages, each of the mortgages, collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent and the Lenders pursuant to Section 4.01(a)(iv), Section 6.10 or Section 6.12 and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties.
“Committed Loan Notice” means a written notice of (a) a Term Borrowing, (b) a conversion of Loans from one Type to the other or (c) a continuation of SOFR Loans pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.
“Commodity Account” has the meaning specified in the UCC.
“Company Material Adverse Effect” means “Material Adverse Effect” as such term is defined in the Acquisition Agreement.
“Compensation Period” has the meaning specified in Section 2.10(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit C.
“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 3.04 (in consultation with the Borrower) and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense, including the amortization of deferred financing fees or costs, capitalized expenditures, customer acquisition costs and incentive payments, conversion costs and contract acquisition costs, the amortization of original issue discount resulting from the issuance of Indebtedness at less than par and amortization of favorable or unfavorable lease assets or liabilities, of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP.
“Consolidated EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period:
(a)increased (without duplication) by the following:
(i)provision for Taxes based on income or profits or capital, including, without limitation, state franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period, including any penalties and interest relating to any tax examinations, deducted (and not added back) in computing Consolidated Net Income; plus
(ii)Consolidated Interest Expense (other than Floor Plan Interest Expense) of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income; plus
(iii)Consolidated Depreciation and Amortization Expense of such Person for such period to the extent the same were deducted (and not added back) in computing Consolidated Net Income whether before or after the Closing Date; plus
(iv)any expenses or charges (other than depreciation or amortization expense) related to any equity offering, Investment, acquisition, disposition or recapitalization permitted hereunder or the incurrence of Indebtedness permitted to be incurred hereunder (including a refinancing thereof, but excluding any expenses or charges relating to any Floor Plan Financing) (whether or not successful), including (A) such fees, expenses or charges related to the Loan Documents and (B) any amendment or other modification of the Loan Documents, in each case, deducted (and not added back) in computing Consolidated Net Income; plus
(v)the amount of any restructuring charge or reserve, integration cost or other business optimization expense or cost that is deducted (and not added back) in such period in computing Consolidated Net Income, including any one-time costs incurred in connection with acquisitions or divestitures on or after the Closing Date (including the Transaction Expenses), and costs related to the closure and/or consolidation of facilities and to existing lines of business; provided that amounts added back pursuant to this clause (v) shall not exceed, when added to the aggregate amount of add backs made pursuant to clause (viii) of this definition of “Consolidated EBITDA”, 25% of Consolidated EBITDA for such period calculated prior to giving effect to the add-backs set forth in this clause (v); plus
(vi)any other non-cash charges, write-downs, expenses, losses or items reducing Consolidated Net Income for such period including any impairment charges or the impact of purchase accounting, (excluding any such non-cash charge, write-down or item to the extent it represents an accrual or reserve for a cash expenditure for a future period) or other items classified by the Borrower as special items less other non-cash items of income increasing Consolidated Net Income (excluding any such non-cash item of income to the extent it represents a receipt of cash in any future period); plus
(vii)the amount of any minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned subsidiary; plus
(viii)the amount of “run-rate” cost savings, operating expense reductions and synergies projected by the Borrower in good faith to result from actions taken prior to or during, or expected to be taken following such period (which cost savings, operating expense reductions or synergies shall be subject only to certification by a Responsible Officer of the Borrower and shall be calculated on a pro forma basis as though such cost savings, operating expense reductions or synergies had been realized on the first day of such period), net of the amount of actual benefits realized prior to or during such period from such actions; provided that (A) a Responsible Officer of the Borrower shall have certified to the Administrative Agent that (x) such cost savings, operating expense reductions or synergies are reasonably identifiable, reasonably attributable to the actions specified and reasonably anticipated to result from such actions and (y) such actions have been taken or are to be taken within eighteen (18) months from the date of such transaction and (B) amounts added back pursuant to this clause (viii) shall not exceed, when added to the aggregate amount of add backs made pursuant to clause
(v) of this definition of “Consolidated EBITDA”, 25% of Consolidated EBITDA for such period calculated prior to giving effect to the add-backs set forth in this clause (viii); plus
(ix)any costs or expenses incurred by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement, any severance agreement or any stock subscription or shareholder agreement, to the extent that such cost or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of equity interests (other than disqualified equity interests) of the Borrower; plus
(x)cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back; plus
(xi)any net loss included in Consolidated Net Income attributable to non-controlling interests pursuant to the application of Accounting Standards Codification Topic 810-10-45; plus
(xii)realized foreign exchange gains or losses resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Restricted Subsidiaries; plus
(xiii)net realized losses from Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements;
(b)decreased (without duplication) by the following:
(i)non-cash gains increasing Consolidated Net Income of such Person for such period, excluding any non-cash gains to the extent they represent the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period and any non-cash gains with respect to cash actually received in a prior period so long as such cash did not increase Consolidated EBITDA in such prior period; plus
(ii)realized foreign exchange income or gains resulting from the impact of foreign currency changes on the valuation of assets or liabilities on the balance sheet of the Borrower and its Restricted Subsidiaries; plus
(iii)any net realized income or gains from any obligations under any Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standard Codification Topic 815 and related pronouncements; plus
(iv)any amount included in Consolidated Net Income of such Person for such period attributable to non-controlling interests pursuant to the application of Accounting Standards Codification Topic 810-10-45;
(c)increased or decreased (without duplication) by, as applicable, any adjustments resulting from the application of Accounting Standards Codification Topic 460 or any comparable regulation; and
(d)increased or decreased (to the extent not already included in determining Consolidated EBITDA) by any pro forma adjustment.
There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Consolidated EBITDA of any related Person, property, business or assets to the extent not so acquired), including, for the avoidance of doubt, the Acquired EBITDA of the Target Companies, to the extent not subsequently sold, transferred or otherwise disposed of by the Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition or conversion) and (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent. For purposes of determining the Consolidated EBITDA for any period, there shall be excluded in determining the Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than an Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition).
Notwithstanding the foregoing, solely for the purposes of determining the Consolidated Senior Secured Net Leverage Ratio, the Consolidated Total Leverage Ratio and/or the Consolidated Total Net Leverage Ratio for any Test Period, Consolidated EBITDA (x) shall be calculated in a certificate that is in substantially the same form as the certificate delivered to the Administrative Agent on or prior to the

Closing Date and (y) for the fiscal quarters ended September 30, 2020, December 31, 2020, March 31, 2021, June 30, 2021 and September 30, 2021 shall be deemed to equal the amount on file with the Administrative Agent for each such applicable fiscal quarter.
“Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of:
(a)consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount or premium resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Swap Contracts or other derivative investments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations,(e) net payments, if any, pursuant to interest rate obligations under any Swap Contracts with respect to Indebtedness and (f) interest expense related to Floor Plan Financings); plus
(b)consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less
(c)interest income for such period.
For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.
“Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis on the basis of GAAP; provided, however, that there will not be included in such Consolidated Net Income:
(a)any net income (loss) of any Person if such Person is not a Restricted Subsidiary, except that the Borrower’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or cash equivalents actually distributed (or, so long as such person is not (x) a joint venture with outstanding third-party Indebtedness for borrowed money or (y) an Unrestricted Subsidiary, that (as reasonably determined by a Responsible Officer of the Borrower) could have been distributed by such Person during such period to the Borrower or a Restricted Subsidiary) as a dividend or other distribution or return on investment;
(b)any net gain (or loss) from disposed, abandoned or discontinued operations and any net gain (or loss) on disposal of disposed, discontinued or abandoned operations;
(c)any net gain (or loss) realized upon the sale or other disposition of any asset (including pursuant to any sale/leaseback transaction) which is not sold or otherwise disposed of in the ordinary course of business (as determined in good faith by a Responsible Officer or the board of directors of the Borrower);

(d)any extraordinary, exceptional, unusual or nonrecurring gain, loss, charge or expense, or any charges, expenses or reserves in respect of any redundancy or severance expense, new product introductions or one-time compensation charges;
(e)the cumulative effect of a change in accounting principles;
(f)any (A) non-cash compensation charge or expense arising from any grant of stock, stock options or other equity based awards and any non-cash deemed finance charges in respect of any pension liabilities or other provisions and (B) income (loss) attributable to deferred compensation plans or trusts;
(g)all deferred financing costs written off and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness and any net gain (loss) from any write-off or forgiveness of Indebtedness;
(h)any unrealized gains or losses in respect of any obligations under any Swap Contracts or any ineffectiveness recognized in earnings related to hedge transactions or the fair value of changes therein recognized in earnings for derivatives that do not qualify as hedge transactions, in each case, in respect of any obligations under any Swap Contracts;
(i)any unrealized foreign currency transaction gains or losses in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person and any unrealized foreign exchange gains or losses relating to translation of assets and liabilities denominated in foreign currencies;
(j)any purchase accounting effects including, but not limited to, adjustments to inventory, property and equipment, software and other intangible assets and deferred revenue in component amounts required or permitted by GAAP and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of any consummated acquisition, or the amortization or write-off of any amounts thereof (including any write-off of in process research and development);
(k)any impairment charge, asset write-down or write-off, including impairment charges, or asset write-downs or write-offs relating to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation;
(l)any after-tax effect of income (loss) from the early extinguishment or cancellation of Indebtedness or any obligations under any Swap Contracts or other derivative instruments;
(m)accruals and reserves that are established within twelve months after the Closing Date that are so required to be established as a result of the Transactions in accordance with GAAP;
(n)any net unrealized gains and losses resulting from Swap Contracts or embedded derivatives that require similar accounting treatment and the application of Accounting Standards Codification Topic 815 and related pronouncements; and
(o)any deferred tax expense associated with tax deductions or net operating losses arising as a result of the Transactions, or the release of any valuation allowance related to such item.

In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, notwithstanding anything to the contrary in the foregoing, Consolidated Net Income shall include (i) any expenses and charges that are reimbursed by indemnification or other reimbursement provisions in connection with any investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder and (ii) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (A) not denied by the applicable carrier in writing within 180 days and (B) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within such 365 days), expenses with respect to liability or casualty events or business interruption.
“Consolidated Senior Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Net Debt (other than any portion of Consolidated Total Net Debt that is unsecured) as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period.
“Consolidated Total Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any Permitted Acquisition), consisting of Indebtedness for borrowed money, Capitalized Lease Obligations and debt obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; provided that Consolidated Total Debt shall not include (x) obligations under Swap Contracts entered into in the ordinary course of business and not for speculative purposes, (y) undrawn letters of credit and (z) Floor Plan Debt.
“Consolidated Total Leverage Ratio” means, with respect to any Test Period, the ratio of
(a) Consolidated Total Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period.
“Consolidated Total Net Debt” means, as of any date of determination, (a) Consolidated Total Debt minus (b) an aggregate amount of up to $50,000,000 of unrestricted cash and cash equivalents of the Borrower and its Restricted Subsidiaries as of such date held in (i) reserve accounts in connection with any prepayment of the PPP Debt and (ii) accounts that are subject to a control agreement in favor of the Administrative Agent.
“Consolidated Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Net Debt as of the last day of such Test Period to (b) Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period.
“Consolidated Working Capital” means, at any date, the excess of (x) the sum of (i) all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date and (ii) long-term accounts receivable over (y) the sum of (i) all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries on such date and (ii) long-term deferred revenue, but excluding, without duplication, (a) the current portion of any funded debt or other long-term liabilities, (b) the current portion of interest, (c) the current portion of current and deferred income taxes, (d) the current portion of any Capitalized Lease Obligations, (e) deferred revenue arising from cash receipts that are earmarked for specific projects, (f) the current portion of deferred acquisition costs and (g) current accrued costs associated with any restructuring or business optimization (including accrued severance and accrued facility closure costs).
“Consumer Warehouse Agent” means Credit Suisse AG, New York Branch, in its capacity as administrative, payment and collateral agent for the Consumer Warehouse Lenders.
“Consumer Warehouse Assets” means indebtedness and obligations (including related assets such as accounts receivable, notes, lease receivables, chattel paper, payment intangibles or other payment obligations) owing to or owned by the Consumer Warehouse Subsidiary or any interest in any of the foregoing, together, in each case, with any collections and other proceeds thereof, any collection or deposit account related thereto, and any collateral, security agreements, guarantees or other property or claims, in each case, supporting or securing payment by the obligor thereon of, or otherwise related to any such indebtedness and/or receivables.
“Consumer Warehouse Debt” means Indebtedness incurred pursuant to the Consumer Warehouse Facility.
“Consumer Warehouse Facility” means the debt facility entered into by a Consumer Warehouse Subsidiary pursuant to the Consumer Warehouse Loan Documents for the purpose of financing the origination of Consumer Warehouse Assets (or assets intended to become Consumer Warehouse Assets), which meets the following conditions:
(a)the Borrower shall have determined in good faith that the Consumer Warehouse Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and its Restricted Subsidiaries;
(b)the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Consumer Warehouse Undertakings; and
(c)Except for the guaranty and indemnity provided by the Borrower and RumbleOn Finance under the Consumer Warehouse Indemnity Agreement (as in effect on the Second Amendment Effective Date) and (ii) the pledge of the Equity Interests of the Consumer Warehouse Subsidiary by RumbleOn Finance made in favor of, or for the benefit of , the Consumer Warehouse Agent or Consumer Warehouse Lenders under the Consumer Warehouse Pledge Agreement (as in effect on the Second Amendment Effective Date), the Consumer Warehouse Facility shall constitute Non-Recourse Debt.
“Consumer Warehouse Indemnity Agreement” means that certain Indemnity Agreement, dated as of the Second Amendment Effective Date, by and among the Borrower, RumbleOn Finance and the Consumer Warehouse Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 7.08(c).
“Consumer Warehouse Lenders” means the lenders providing the Consumer Warehouse
Facility.
“Consumer Warehouse Loan Agreement” means that certain Loan and Security Agreement, dated as of the Second Amendment Effective Date, by and among the Consumer Warehouse Subsidiary, the Consumer Warehouse Lenders and the Consumer Warehouse Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 7.08(c).
“Consumer Warehouse Loan Documents” means, with respect to the Consumer Warehouse Facility, the Consumer Warehouse Loan Agreement, the Consumer Warehouse Indemnity Agreement, the Consumer Warehouse Pledge Agreement and all other agreements, documents, instruments, waivers, recordings or filings related thereto (including, without limitation, loan agreements, security agreements, guaranties, pledge agreements, control agreements, stock powers, assignments and promissory notes).
“Consumer Warehouse Pledge Agreement” means that certain Pledge Agreement, dated as of the Second Amendment Effective Date, made by RumbleOn Finance in favor of the Consumer Warehouse Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with Section 7.08(c).
“Consumer Warehouse Repurchase Obligation” means any obligation of the Consumer Warehouse Subsidiary to repurchase any Consumer Warehouse Assets financed pursuant to the Consumer Warehouse Facility arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off-set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the Consumer Warehouse Subsidiary.
“Consumer Warehouse Subsidiary” means ROF SPV I LLC, a Delaware limited liability company.
“Continuing Directors” means the directors, managers or equivalent body of the Borrower on the Closing Date, as elected or appointed after giving effect to the Acquisition and the other transactions contemplated hereby, and each other director, manager or equivalent body, if, in each case, such other director’s, manager’s or equivalent body’s nomination for election to the board of directors, managers or other governing body of the Borrower is recommended by a majority of the then Continuing Directors or such other director, manager or equivalent body receives the vote of the Permitted Holders in his or her election by the stockholders or partners of the Borrower.
“Contract Consideration” has the meaning specified in the definition of “Excess Cash
Flow.”
“Contractual Obligation” means, as to any Person, any provision of any security issued by such person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” has the meaning specified in the definition of “Affiliate.”
“Control Agreement” shall mean, with respect to any Deposit Account or Securities Account maintained by the Borrower, one or more control agreements entered into by the Borrower, the Collateral Agent and the Depositary Bank, which is sufficient to establish the Collateral Agent’s control of any Deposit Account pursuant to Section 9-104 of the UCC and Securities Account pursuant to Section 8-106 of the UCC, in a form reasonably satisfactory to the Administrative Agent and the Collateral Agent (it being understood and agreed that any Control Agreements entered into on the Closing Date shall be deemed to be in a form reasonably satisfactory to the Administrative Agent).

“Converted Restricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.”
“Converted Unrestricted Subsidiary” has the meaning specified in the definition of “Consolidated EBITDA.”
“Convertible Notes” means the convertible notes issued pursuant to that certain Indenture, dated January 14, 2020, between Borrower and Wilmington Trust, National Association, as trustee, as amended and supplemented by that certain First Supplemental Indenture, dated as of August 31, 2021, and as such may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time to the extent permitted by the Loan Documents.
“Corresponding Loan Amount” has the meaning specified in Section 9.15(c).
“Covered Entity” means the Borrower, each of Borrower’s Subsidiaries, all Guarantors and all pledgors of Collateral that are Loan Parties.
“Covered Entity Controlling Person” means each Person that, directly or indirectly, is in control of a Covered Entity. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise.
“Credit Extension” means a Borrowing.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion (in consultation with the Borrower).
“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Declined Proceeds” has the meaning specified in Section 2.03(b)(v).
“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.
“Default Rate” means an interest rate equal to (a) with respect to any overdue principal for any Loan, the applicable interest rate for such Loan plus 2.00% per annum (provided that with respect to SOFR Loans, the determination of the applicable interest rate is subject to Section 2.02(c) to the extent that SOFR Loans may not be converted to, or continued as, SOFR Loans, pursuant thereto) and (b) with respect to any other overdue amount, including overdue interest, the interest rate applicable to Base Rate Loans plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means any Lender that (a) has failed, within two (2) Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans required to be funded by it, or (ii) pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied or waived, (b) has notified the Borrower or the Administrative Agent or any other Lender in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan cannot be satisfied or waived), (c) has failed, within three (3) Business Days after request by the Borrower, Administrative Agent or any other Lender, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans, provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon Borrower’s and such Administrative Agent’s or Lender’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) after the date of this Agreement, has become the subject of a Bankruptcy Event.
“Delayed Draw Funding Date” means any date on which the Delayed Draw Term Loans are funded hereunder, which shall in no event be (i) earlier than the six (6) month anniversary of the Closing Date or (ii) later than the Delayed Draw Term Loan Commitment Termination Date.
“Delayed Draw Term Commitment” means, as to each Delayed Draw Term Lender, its obligation to make a Delayed Draw Term Loan to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule
2.01 under the caption “Delayed Draw Term Commitment” or in the Assignment and Assumption pursuant to which such Delayed Draw Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The initial aggregate amount of the Delayed Draw Term Commitments on the Closing Date is $120,000,000 and the aggregate amount of the Delayed Draw Term Commitments after giving effect to the Borrowing of the Third Amendment Delayed Draw Term Loans on the Third Amendment Effective Date is $35,500,000. If the Delayed Draw Term Commitment has not been drawn in full by the Delayed Draw Term Loan Commitment Termination Date, any remaining unused portion of the Delayed Draw Term Commitments shall be reduced to $0.
“Delayed Draw Term Lender” means, at any time, any Lender that has a Delayed Draw Term Commitment or a Delayed Draw Term Loan at such time.
“Delayed Draw Term Loan” means a Loan made pursuant to Section 2.01(b).
“Delayed Draw Term Loan Commitment Termination Date” means the earlier of (i) the date that is the eighteen (18) month anniversary of the Closing Date and (ii) with respect to any Delayed Draw Term Commitment that is terminated pursuant to Section 2.04, the termination of such Delayed Draw Term Commitment; provided that if such date is not a Business Day, the “Delayed Draw Term Loan Commitment Termination Date” will be the next succeeding Business Day.
“Deposit Account” has the meaning specified in the UCC.

“Depositary Bank” shall mean the bank which maintains a subject Deposit Account or Securities Account.
“Discount Range” has the meaning specified in Section 2.03(d)(ii).
“Discounted Prepayment Option Notice” has the meaning specified in Section
2.03(d)(ii).
“Discounted Value” means, with respect to the Called Principal of any Loan, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the repayment or prepayment date (or, in the case the Called Principal has become or is declared to be immediately due and payable pursuant to Section 8.02, to the date on which such Called Principal has become or is so declared to be immediately due and payable) with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Loans is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Discounted Voluntary Prepayment” has the meaning specified in Section 2.03(d)(i).
“Discounted Voluntary Prepayment Notice” has the meaning specified in Section
2.03(d)(v).
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale Leaseback and any sale of Equity Interests) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that (i) “Disposition” and “Dispose” shall not be deemed to include any issuance by the Borrower of any of its Equity Interests to another Person or the issuance of any Equity Interest by a Subsidiary to Borrower or a Restricted Subsidiary and
(ii) no transaction or series of related transactions shall be considered a “Disposition” for purpose of Section 2.03(b)(ii) or Section 7.05 unless the fair market value (as determined in good faith by the Borrower) of the property disposed of in such transaction or series of transactions shall exceed
$1,000,000 in any fiscal year.
“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Term Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Equity Interests are issued.
“Dollar” and “$” mean lawful money of the United States.
“Domestic Foreign Holding Company” means any Domestic Subsidiary with no material assets other than Equity Interests and/or Indebtedness of one or more Foreign Subsidiaries that are CFCs.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eighth Amendment” means that certain Amendment No. 8 to Term Loan Credit Agreement, dated as of August 6, 2024, among the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Eighth Amendment Additional Interest” has the meaning specified in Section 2.07(c). “Eighth Amendment Effective Date” means August 6, 2024.
“Eligible Assignee” means any Assignee permitted by and consented to in accordance with Section 10.07(b).
“Environment” means ambient air, indoor or outdoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetlands, flora and fauna.
“Environmental Laws” means any and all applicable Laws relating to pollution, the environment, natural resources or to the generation, transport, storage, use, treatment, Release or threat of Release of any hazardous or toxic substances or, to the extent relating to exposure to hazardous or toxic substances, human health or safety.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) of any Loan Party or any of its respective Subsidiaries directly or indirectly resulting from or based upon (a) any violation of Environmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure of any Person to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement to the extent liability is assumed or imposed with respect to any of the foregoing.
“Equity Contribution” means cash raised from the issuance of Equity Interests in the Borrower since March 12, 2021 in an aggregate amount equal to at least $170,000,000.
“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with any Loan Party and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA;
(c) a failure to satisfy the minimum funding standard under Section 412 of the Code or Section 302 of ERISA with respect to a Pension Plan, whether or not waived, or a failure to make any required contribution to a Multiemployer Plan; (d) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan, notification of any Loan Party or ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is insolvent or in reorganization within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA; (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate; (h) a determination that any Pension Plan is, or is expected to be, in “at-risk” status (within the meaning of Section 303(i)(4)(A) of ERISA or Section 430(i)(4)(A) of the Code); or (i) the occurrence of a non-exempt prohibited transaction with respect to any Pension Plan maintained or contributed to by any Loan Party (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to any Loan Party.
“Erroneous Payment” has the meaning specified in Section 9.15(a).
“Erroneous Payment Return Deficiency” has the meaning specified in Section 9.15(c). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01.
“Excess Cash Flow” means, for any period, an amount equal to the excess of:
(a)the sum, without duplication, of:
(i)Consolidated Net Income for such period;
(ii)an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income;

(iii)decreases in Consolidated Working Capital for such period (other than any such decreases arising from acquisitions by the Borrower and its Restricted Subsidiaries completed during such period or the application of purchase accounting);
(iv)an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income; and
(v)cash receipts in respect of Swap Contracts during such period to the extent not otherwise included in Consolidated Net Income; over
(b)the sum, without duplication, of:
(i)an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges to the extent included in arriving at such Consolidated Net Income;
(ii)without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Capital Expenditures or acquisitions made in cash during such period, except to the extent that such Capital Expenditures or acquisitions were financed with the proceeds of an incurrence or issuance of Indebtedness of the Borrower or its Restricted Subsidiaries;
(iii)the aggregate amount of all principal payments of Indebtedness of the Borrower and its Restricted Subsidiaries (including (A) payments of the principal component of Capitalized Lease Obligations and (B) the amount of repayments of Term Loans pursuant to Section 2.05 and any mandatory prepayment of Term Loans pursuant to Section 2.03(b)(ii) to the extent required due to a Disposition that resulted in an increase to such Consolidated Net Income and not in excess of the amount of such increase (but excluding, for the avoidance of doubt, all other prepayments of Term Loans), except to the extent financed with the proceeds of an incurrence or issuance of other Indebtedness of the Borrower or its Subsidiaries;
(iv)an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income;
(v)increases in Consolidated Working Capital for such period (other than any such increases arising from acquisitions by the Borrower and its Restricted Subsidiaries completed during such period or the application of purchase accounting);
(vi)cash payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries other than Indebtedness (including such Indebtedness specified in clause (b)(iii) above);
(vii)without duplication of amounts deducted pursuant to clause (xi) below in prior periods, the amount of Investments and acquisitions made during such period pursuant to Section 7.02 (other than Section 7.02(a) and (d)) except to the extent that such Investments and acquisitions were financed with the proceeds of an incurrence or issuance of Indebtedness of the Borrower or its Restricted Subsidiaries;
(viii)the amount of Restricted Payments paid during such period pursuant to Section 7.06 (other than Section 7.06(a) (solely in respect of amounts paid to the Borrower or a Restricted Subsidiary), (b), (f) and (i) except to the extent that such Restricted Payments were financed with the proceeds of an incurrence or issuance of Indebtedness of the Borrower or its Restricted Subsidiaries;
(ix)the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness except to the extent that such amounts (but not the Indebtedness so prepaid) were financed with the proceeds of an incurrence or issuance of Indebtedness of the Borrower or its Restricted Subsidiaries (other than revolving loans);
(x)the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period and were not financed with the proceeds of an incurrence or issuance of Indebtedness of the Borrower or its Restricted Subsidiaries (other than revolving loans);
(xi)without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Permitted Acquisitions, Capital Expenditures or acquisitions to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period except to the extent intended to be financed with the proceeds of an incurrence or issuance of other Indebtedness of the Borrower or its Restricted Subsidiaries; provided that to the extent the aggregate amount utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall, shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters;
(xii)the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period; and
(xiii)cash expenditures in respect of Swap Contracts during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Excluded Account” means (a) any Deposit Account, Commodity Account or Securities Account so long as the average daily maximum balance in each such account, individually, does not exceed $250,000 over any 30-day period and the aggregate daily maximum balance of all such Deposit Accounts, Commodity Accounts and Securities Accounts does not at any time exceed $500,000, (b) any Deposit Account that is a zero balance account for which the balance of such Deposit Account is transferred at the end of each day to a deposit account that is not an Excluded Account, (c) any Deposit Accounts exclusively used for trust, payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any employees, (d) any fiduciary accounts, (f) any Deposit Account held by the Consumer Warehouse Subsidiary (but only for so long as the Consumer Warehouse Subsidiary is party to, and otherwise bound by the covenants of, the Consumer Warehouse Loan Agreement) and (g) any Deposit Account holding cash reserves that are required pursuant to the terms of any Floor Plan Financing.
“Excluded Equity” means Equity Interests (i) of any Foreign Subsidiary or Domestic Foreign Holding Company, in each case of the Borrower or a Domestic Subsidiary of the Borrower and not otherwise constituting Excluded Equity, in excess of 66% of the issued and outstanding Equity Interests of each such Foreign Subsidiary or Domestic Foreign Holding Company, (ii) of any Subsidiary with respect to which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom, (iii) of any captive insurance companies, not-for-profit Subsidiaries, special purpose entities, (iv) of any non-Wholly-Owned Restricted Subsidiary that constitutes a joint venture; (v) of any Subsidiary outside the United States the pledge of which is prohibited by applicable Laws or which would reasonably be expected to result in a violation or breach of, or conflict with, fiduciary duties of such Subsidiary’s officers, directors or managers; and (vi) the Equity Interest of the Consumer Warehouse Subsidiary (but only for so long as the Consumer Warehouse Subsidiary is party to, and otherwise bound by the covenants of, the Consumer Warehouse Loan Agreement).
“Excluded Property” means (i) any fee-owned real property that is not a Material Real Property and any leasehold interests in real property, (ii) (A) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement, (B) letter of credit rights to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement, and (C) any commercial tort claims that are not Material Commercial Tort Claims, (iii) those assets over which the granting of security interests in such assets would be prohibited by contract binding on such assets at the time of their acquisition and not incurred in contemplation of such acquisition (including permitted liens, leases and licenses), applicable law or regulation (in each case, for which no consent has been obtained after using commercially reasonable efforts to do so and except to the extent such prohibition is unenforceable after giving effect to applicable provisions of the Uniform Commercial Code, other than proceeds thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code notwithstanding such prohibitions) or to the extent that such security interests would require obtaining the consent of any governmental authority or would result in materially adverse tax consequences as reasonably determined by the Borrower and the Administrative Agent, (iv) margin stock and other Excluded Equity, (v) any lease, license or other agreements, or any property subject to a purchase money security interest, Capitalized Lease Obligation or similar arrangements, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or a security interest therein would violate or invalidate such lease, license or agreement, purchase money, Capitalized Lease or similar arrangement, or create a right of termination in favor of any other party thereto (other than the Borrower or a Guarantor) after giving effect to the applicable anti-assignment clauses of the Uniform Commercial Code and applicable Laws, other than the proceeds and receivables thereof the assignment of which is expressly deemed effective under applicable Laws notwithstanding such prohibition, (vi) assets for which the Administrative Agent and the Borrower have determined in their reasonable judgment and agree in writing that the cost of creating or perfecting such pledges or security interests therein would be excessive in view of the benefits to be obtained by the Lenders therefrom, (vii) any intent-to-use trademark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant, attachment, or enforcement of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable Federal law, (viii) up to $5,200,000 of cash held in an escrow account or reserve account in connection with any prepayment of the PPP Debt, (ix) cash and Cash Equivalents on deposit in Excluded Accounts (other than cash and Cash Equivalents on deposit in Deposit Accounts holding cash reserves that are required pursuant to the terms of any Floor Plan Financing if and to the extent that such Lien on such cash and Cash Equivalents is consented to by the capital provider of such Floor Plan Financing) and
(x) assets of Excluded Subsidiaries.
“Excluded Subsidiary” means (a) any Subsidiary that is prohibited by applicable Law or by any contractual obligation existing on the Closing Date (or, if later, the date such Subsidiary first becomes a Subsidiary) from guaranteeing the Obligations (and in the case of such contractual obligation, not entered into in contemplation of the acquisition of such Subsidiary) or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee unless such consent, approval, license or authorization has been received, (b) any Immaterial Subsidiary or Unrestricted Subsidiary, (c) captive insurance companies, (d) not-for-profit Subsidiaries, (e) special purpose entities, (f) any non-Wholly-Owned Subsidiary, (g) any Domestic Foreign Holding Company or Foreign Subsidiary, (i) any Domestic Subsidiary of a Subsidiary described in clause (h), (h) the Consumer Warehouse Subsidiary (but only for so long as the Consumer Warehouse Subsidiary is party to, and otherwise bound by the covenants of, the Consumer Warehouse Loan Agreement) and (i) any other Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent (confirmed in writing by notice to the Borrower), the cost or other consequences (including any adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom. Notwithstanding the foregoing, no Subsidiary shall be an Excluded Subsidiary unless such Subsidiary is an “Excluded Subsidiary” under (and as defined in) this Agreement.
“Excluded Taxes” means, with respect to any Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party under any Loan Document,
(a) Taxes imposed by any jurisdiction as a result of a present or former connection of such Agent, Lender or other recipient, as the case may be, with such jurisdiction (including as a result of being resident or being deemed to be resident, being organized, maintaining an Applicable Lending Office or carrying on business or being deemed to carry on business in such jurisdiction) (other than any connection arising solely from any Loan Documents or any transactions contemplated thereby), (b) any U.S. federal withholding Taxes imposed on amounts payable to or for the account of any Lender pursuant to a law in effect at the time such Lender becomes a party to this Agreement (other than pursuant to an assignment request by the Borrower under Section 3.06(a)) (or designates a new Applicable Lending Office), except to the extent such Lender’s assignor was entitled immediately prior to the assignment, or such Lender was entitled immediately before it designated a new Applicable Lending Office, to receive additional amounts from any Loan Party with respect to such Taxes pursuant to Section 3.01(a), (c) any withholding Tax resulting from a failure of a Lender to comply with Section 3.01(f) or a failure of the Administrative Agent to comply with Section 3.01(g), (d) any U.S. federal withholding Tax imposed pursuant to FATCA and (e) any U.S. federal backup withholding imposed pursuant to Section 3406 of the Code.
“Existing Company Term Loan Agreement” means that certain Term Loan Agreement, dated as of July 1, 2016, by and among CMG Powersports, Inc., America’s Powersports, Inc., San Diego House of Motorcycles, Inc., Woods Fun Center, Inc., APS Austin Holdings, LLC, APS Texas Holdings, LLC, APS of Texas LLC, APS of Oklahoma, LLC and APS of Ohio, LLC, collectively, as borrower, and The Northern Trust Company, as bank, as amended, restated, amended and restated, supplemented or otherwise modified prior to the Closing Date.
“Facility” means a Class of Term Loans.
“FATCA” means current Sections 1471 through 1474 of the Code (and any amended or successor version that is substantively comparable) or any current or future Treasury regulations with respect thereto or other official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), any intergovernmental agreements entered into to implement or further the collection of Taxes imposed pursuant to the foregoing (together with any law implementing such agreements) and any Laws, fiscal or regulatory legislation, rules, guidance notes and practices adopted by a non-U.S. jurisdiction to implement the foregoing.
“FCPA” means the United States Foreign Corrupt Practices Act of 1977, as amended. “Federal Funds Rate” means, for any day, the rate calculated by the Federal Reserve
Bank of New York based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal Funds Rate; provided, that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to three
(3) major banks on such day on such transactions as determined by the Administrative Agent; provided, further, that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Fee Letter” means the Fee Letter dated March 12, 2021, among the Borrower and Oaktree Capital Management, L.P., as amended, supplemented or otherwise modified from time to time.
“Fifth Amendment” means that certain Amendment No. 5 to Term Loan Credit Agreement, dated as of the Fifth Amendment Effective Date, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Fifth Amendment Additional Interest” has the meaning specified in Section 2.07(b).
“Fifth Amendment Additional Interest Payment Date” has the meaning specified in
Section 2.07(b).
“Fifth Amendment Effective Date” means August 9, 2023. “Financial Covenants” means the covenants set forth in Section 7.10. “Fitch” means Fitch Ratings Inc. and any successor thereto.
“Fixed Amounts” has the meaning specified in Section 1.09.
“Flood Insurance Laws” means, collectively, (i) National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto.
“Floor” means a rate of interest equal to 1.00%.

“Floor Plan Financing” means financing arrangements pursuant to which a capital provider agrees to extend credit to Borrower or a Restricted Subsidiary to finance Floor Plan Units that are either held available for sale or as inventory by Borrower or such Restricted Subsidiary.
“Floor Plan Debt” means all Indebtedness of the Borrower and its Restricted Subsidiaries incurred to finance Floor Plan Units.
“Floor Plan Interest Expense” means that component of the Borrower’s and its Restricted Subsidiaries’ aggregate Consolidated Interest Expense attributable to Floor Plan Debt.
“Floor Plan Units” means inventory of the Borrower and its Restricted Subsidiaries consisting of automobiles, motorcycles, power sports vehicles or any other vehicle sold or leased by the Borrower or its Restricted Subsidiaries in the ordinary course of their business. Floor Plan Units do not include supplies or spare parts inventory.
“Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to or by, or entered into with, any Loan Party or any Restricted Subsidiary with respect to employees outside the United States.
“Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary.
“FRB” means the Board of Governors of the Federal Reserve System of the United
States.
“Freedom Powersports Acquired Loan Parties” means, collectively, Freedom Powersports, LLC, a Texas limited liability company, and Freedom Powersports Real Estate LLC, a Texas limited liability company, and their respective Subsidiaries.
“Freedom Powersports Acquisition” means the acquisition, directly or indirectly, by the Borrower of all of the outstanding Equity Interests of the Freedom Powersports Acquired Loan Parties pursuant to the Freedom Powersports Acquisition Agreement.
“Freedom Powersports Acquisition Agreement” means that certain Membership Interest Purchase Agreement, dated as of November 8, 2021, by and among the Borrower, as the purchaser, TPEG Freedom Powersports Investors LLC, Kevin Lackey and Sanjay Chandra, as the sellers, the individuals specified therein as optionholders, and Trinity Private Equity Group, LLC, as the sellers’ representative, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Freedom Powersports Acquisition Closing Date” means the date on which the Freedom Powersports Acquisition is consummated.
“Freedom Powersports Owned Real Property” means all real property owned by the Freedom Powersports Acquired Entities acquired on the Third Amendment Effective Date and set forth on Schedule 1.01E.
“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time; provided that (A) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith, (B) at any time after the Closing Date, the Borrower may elect, upon notice to the Administrative Agent, to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP shall thereafter be construed to mean IFRS (except as otherwise provided herein), including as to the ability of the Borrower or the Required Lenders to make an election pursuant to clause (A) of this proviso, (C) any election made pursuant to clause (B) of this proviso, once made, shall be irrevocable, (D) any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP and (E) the Borrower may only make an election pursuant to clause (B) of this proviso if it also elects to report any subsequent financial reports required to be made by the Borrower, including pursuant to Sections 6.01(a) and (b), in IFRS.
“Governmental Body” means any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including, without limitation, the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).
“Granting Lender” has the meaning specified in Section 10.07(h).
“Guarantee Obligations” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee Obligations” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee

Obligation shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.
“Guarantees” has the meaning specified in the definition of “Collateral and Guarantee
Requirement.”
“Guarantors” has the meaning specified in the definition of “Collateral and Guarantee Requirement.” For avoidance of doubt, the Borrower in its sole discretion may cause any Restricted Subsidiary that is not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute and deliver to the Administrative Agent a Guaranty Supplement (as defined in the Guaranty), and any such Restricted Subsidiary shall thereafter be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes; provided that if such Restricted Subsidiary is not organized in the United States, (i) the jurisdiction of organization of such Restricted Subsidiary shall be reasonably satisfactory to the Collateral Agent if acting as Collateral Agent or entering into Loan Documents with Subsidiaries in such jurisdiction is prohibited by applicable Law or would expose the Collateral Agent, in its capacity as such, to material additional liabilities and (ii) such Restricted Subsidiary shall have complied with the Collateral and Guarantee Requirement prior to the becoming a Guarantor.
“Guaranty” means, collectively, (a) the Guaranty substantially in the form of Exhibit E and (b) each other guaranty and guaranty supplement delivered pursuant to Section 6.10.
“Hazardous Materials” means all hazardous, toxic, explosive or radioactive substances or wastes, and all other chemicals, pollutants, contaminants, substances or wastes of any nature regulated pursuant to any Environmental Law because of their hazardous, toxic, dangerous or deleterious characteristics or properties, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas and toxic mold.
“IFRS” means International Financial Reporting Standards as adopted in the European
Union.
“Illegality Notice” has the meaning specified in Section 3.07.
“Immaterial Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower (i) whose total assets as of the last day of the most recent Test Period are less than 2.5% of the total assets of the Borrower and its Restricted Subsidiaries as of such date, (ii) whose gross revenues as of the last day of the most recent Test Period are less than 2.5% of the consolidated gross revenues of the Borrower and its Restricted Subsidiaries for such period and (iii) that has been designated by the Borrower in writing to the Administrative Agent as an “Immaterial Subsidiary” for purposes of this Agreement (and not redesignated as a Material Subsidiary as provided below), provided that (a) for purposes of this Agreement, at no time shall (i) the total assets of all Immaterial Subsidiaries at the last day of the most recent Test Period equal or exceed 5.0% of the total assets of the Borrower and its Restricted Subsidiaries at such date or (ii) the gross revenues for such Test Period of all Immaterial Subsidiaries equal or exceed 5.0% of the consolidated gross revenues of the Borrower and its Restricted Subsidiaries for such period, in each case determined on a consolidated basis in accordance with GAAP,
(b)the Borrower shall not designate any new Immaterial Subsidiary if such designation would not comply with the provisions set forth in clause (a) above, and (c) if the total assets or gross revenues of all Restricted Subsidiaries so designated by the Borrower as “Immaterial Subsidiaries” (and not redesignated as “Material Subsidiaries”) shall at any time exceed the limits set forth in clause (a) above, then all such Restricted Subsidiaries shall be deemed to be Material Subsidiaries unless and until the Borrower shall redesignate one or more Immaterial Subsidiaries as Material Subsidiaries, in each case in a written notice to the Administrative Agent, and, as a result thereof, the total assets and gross revenues of all Restricted Subsidiaries still designated as “Immaterial Subsidiaries” do not exceed such limits; and provided, further, that the Borrower may designate and re-designate a Restricted Subsidiary as an Immaterial Subsidiary at any time, subject to the terms set forth in this definition.
“Incremental Facility” means any Facility consisting of Incremental Term Loans. “Incremental Facility Amendment” has the meaning specified in Section 2.12(c). “Incremental Facility Closing Date” has the meaning specified in Section 2.12(c). “Incremental Term Loan Conditions” means the following conditions:
(a)the Consolidated Total Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, calculated on a Pro Forma Basis and giving effect to the use of proceeds of the applicable Incremental Term Loans (excluding the cash proceeds to the Borrower of such Incremental Term Loans), shall not exceed 2.50 to 1.00;
(b)the proceeds of borrowings of Incremental Term Loans shall only be used by the Borrower (A) to finance Permitted Acquisitions and similar investments (and such Incremental Term Loans may be drawn prior to or substantially simultaneously with the consummation of such Permitted Acquisition or investment), and earn-outs and (B) in each case, to pay related fees and expenses, including earn-out obligations with respect to such Permitted Acquisitions and other similar investments;
(c)no Default shall have occurred and be continuing, or would result from such proposed Borrowing or from the application of the proceeds therefrom; provided that, if the proceeds of such Incremental Term Loans will be used in connection with a Permitted Acquisition, this clause (c) shall only require that no Event of Default shall have occurred and be continuing, or would result from such proposed Borrowing or from the application of the proceeds therefrom; and
(d)the representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of the making of such Incremental Term Loan; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date: provided. further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided however, if the proceeds of such Incremental Term Loans will be used in connection with a Permitted Acquisition, solely the Specified Representations shall be true and correct in all material respects on and as of the date of the making of the Incremental Term Loan; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

“Incremental Term Loans” has the meaning specified in Section 2.12(a). “Incurrence-Based Amounts” has the meaning specified in Section 1.09.
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), banker’s acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;
(c)net obligations of such Person under any Swap Contract;
(d)all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid within thirty (30) days after becoming due and payable);
(e)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(f)all Attributable Indebtedness;
(g)all obligations of such Person in respect of Disqualified Equity Interests; and
(h)all Guarantee Obligations of such Person in respect of any of the foregoing.
For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation, company, or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Debt and (B) in the case of the Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.
“Indemnified Liabilities” has the meaning specified in Section 10.05.

“Indemnified Taxes” means (a) all Taxes, other than Excluded Taxes, imposed on or in respect of any payment made by or on account of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” has the meaning specified in Section 10.05. “Information” has the meaning specified in Section 10.08.
“Initial Term Commitment” means, as to each Initial Term Lender, its obligation to make an Initial Term Loan to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Initial Term Commitment”. The initial aggregate amount of the Initial Term Commitments is $280,000,000.
“Initial Term Lender” means, at any time, any Lender that has an Initial Term Commitment or an Initial Term Loan at such time.
“Initial Term Loan” means a Loan made pursuant to Section 2.01(a).
“Interest Payment Date” means (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made.
“Interest Period” means, as to each SOFR Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a SOFR Loan and ending on the date one, three or six months thereafter (in each case, subject to the availability thereof), as selected by the Borrower in its Committed Loan Notice; provided that:
(a)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;
(b)any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;
(c)no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made; and
(d)no tenor that has been removed from this definition pursuant to clause (d) of Section 3.09 shall be available for specification in such Committed Loan Notice.
“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee Obligation with respect to any obligation of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business consistent with past practice) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by Fitch, Inc.
“IP Rights” has the meaning specified in Section 5.14.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.
“Judgment Currency” has the meaning specified in Section 10.17. “Key Holders” means Mark Tkach and William Coulter.
“Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Term Commitment hereunder at such time, including the latest maturity date of any Incremental Term Loan, in each case as extended in accordance with this Agreement from time to time.
“Law(s)” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Governmental Body, foreign or domestic.
“Lender” has the meaning specified in the introductory paragraph to this Agreement. “Lender Participation Notice” has the meaning specified in Section 2.03(d)(iii).
“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, assignment (by way of security or otherwise), deemed trust, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).
“Liquidity” means unrestricted cash and Cash Equivalents of the Borrower and the Restricted Subsidiaries, measured on a consolidated basis.
“Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan (including any Incremental Term Loans).
“Loan Documents” means, collectively, (i) this Agreement, (ii) the Term Notes, (iii) each Guaranty, (v) the Collateral Documents and (vi) all other fee letters, intercreditor agreements, joinders and other agreements or instruments executed by a Loan Party in favor of Administrative Agent in connection with this Agreement and/or the Facilities hereunder, in each case, as amended, restated, amended and restated, supplemented or modified from time to time.
“Loan Parties” means, collectively, (i) the Borrower and (ii) each other Guarantor. “Make-Whole Amount” means, with respect to the Called Principal of any Loan, an amount equal to the Discounted Value of the Remaining Scheduled Payments with respect to the Called
Principal of such Loan; provided that the Make-Whole Amount shall in no event be less than zero. “Make-Whole Expiry Date” has the meaning specified in Section 2.03(e).
“Master Agreement” has the meaning specified in the definition of “Swap Contract.”
“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document.
“Material Commercial Tort Claim” means any commercial tort claim where the amount of damages claimed by the applicable Loan Party is at least $1,000,000.
“Material Real Property” means (a) any real property owned by a Loan Party on the Closing Date and set forth on Schedule 1.01D, (b) the Freedom Powersports Owned Real Property and
(c)any real property acquired by any Loan Party following the Closing Date (or owned by any Person that becomes a Loan Party after the Closing Date) located in the United States (i) with a fair market value in excess of $1,500,000 or (ii) to the extent below such threshold, that the Borrower elects (in its sole discretion) to treat as Material Real Property.
“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Borrower that is not an Immaterial Subsidiary (but including, in any case, any Restricted Subsidiary that has been designated as a Material Subsidiary as provided in, or that has been designated as an Immaterial Subsidiary in a manner that does not comply with, the definition of “Immaterial Subsidiary”).
“Maturity Date” means (a) the fifth anniversary of the Closing Date or (b) with respect to any Incremental Term Loan, the maturity date applicable to such Incremental Term Loan in accordance with the terms hereof; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.
“Merged Entities” has the meaning specified in the Preliminary Statements to this
Agreement.
“Merger Sub I” has the meaning specified in the Preliminary Statements to this
Agreement.
“Merger Sub II” has the meaning specified in the Preliminary Statements to this
Agreement.
“Merger Sub III” has the meaning specified in the Preliminary Statements to this
Agreement.

“Merger Sub IV” has the meaning specified in the Preliminary Statements to this
Agreement.
“Merger Subs” has the meaning specified in the Preliminary Statements to this
Agreement.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” means, collectively, the deeds of trust, trust deeds, deeds of hypothecation, security deeds, immovable hypothecs, and mortgages creating and evidencing a Lien on a Mortgaged Property made by the Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties in form and substance reasonably satisfactory to the Collateral Agent, and any other mortgages executed and delivered pursuant to Section 4.01(a)(iv) and Section 6.10 and/or Section 6.12, as applicable.
“Mortgage Policies” has the meaning specified in paragraph (f) of the definition of Collateral and Guarantee Requirement.
“Mortgaged Property” means each Material Real Property, if any, which shall be subject to a Mortgage delivered pursuant to Section 4.01(a)(iv), Section 6.10 and/or Section 6.12, as applicable.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which any Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the immediately preceding five (5) plan years, has made or been obligated to make contributions.
“Net Cash Proceeds” means:
(a)with respect to the Disposition of any asset by the Borrower or any Restricted Subsidiary or any Casualty Event, an amount equal to the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of the Borrower or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents and Indebtedness that is secured by Liens ranking junior to or pari passu with the Liens securing Obligations under the Loan Documents), (B) the reasonable and documented out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by the Borrower or such Restricted Subsidiary in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith (including, for the avoidance of doubt, any income, withholding and other taxes payable as a result of the distribution of such proceeds to the Borrower), and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or with respect to any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include (i) any cash or Cash Equivalents received upon the Disposition of any non-cash consideration by the Borrower or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or if such liabilities have not been satisfied in cash and such reserve is not reversed within 365 days after such Disposition or Casualty Event, the amount of such reserve; and
(b)with respect to (x) the incurrence or issuance of any Indebtedness or (y) any Permitted Equity Issuance by the Borrower or any Restricted Subsidiary, the excess, if any, of (x) the sum of the cash received in connection with such incurrence or issuance over (y) the reasonable and documented out-of-pocket fees and expenses (including investment banking fees, underwriting discounts, commissions, costs and other customary expenses incurred by the Borrower or such Restricted Subsidiary) in connection with such incurrence or issuance.“Ninth Amendment” means that certain Amendment No. 9 to Term Loan Credit Agreement, dated as of November 11, 2024, among the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Ninth Amendment Additional Interest” has the meaning specified in Section 2.07(d).
“Ninth Amendment Additional Interest Payment Date” has the meaning specified in
Section 2.07(d).“Ninth Amendment Capital Raise Commitment Letter” has the meaning specified in
Section 6.22.
“Ninth Amendment Capital Raise Draft Debt Commitment Letter” has the meaning specified in Section 6.22.
“Ninth Amendment Capital Raise Outside Date” has the meaning specified in Section
6.22.
“Ninth Amendment Capital Raise Transactions” has the meaning specified in Section
6.22.
“Ninth Amendment Effective Date” means November 11, 2024.
“Ninth Amendment Equity Issuance” has the meaning specified in Section 6.22.
“Ninth Amendment Floor Plan Financing” has the meaning specified in Section 6.22.
“Ninth Amendment Floor Plan Financing Date” has the meaning specified in Section
6.22.
“Ninth Amendment Minimum Capital Raise Amount” has the meaning specified in
Section 6.22.
“Ninth Amendment SLB” has the meaning specified in Section 6.22.

“Non-Consenting Lender” has the meaning specified in Section 3.06(c).
“Non-Loan Party” means any Restricted Subsidiary of the Borrower that is not a Loan
Party.
“Non-Recourse Debt” means Indebtedness to which neither the Borrower nor any of its Restricted Subsidiaries (other than the Consumer Warehouse Subsidiary pursuant to the Consumer Warehouse Loan Documents) (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness) or (ii) is directly liable as a guarantor, indemnitor or otherwise.
“Oaktree” means Oaktree Capital Management, L.P., as manager on behalf of certain funds and accounts and one or more entities owned by certain funds and accounts.
“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party or other Subsidiary arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, premiums (including, without limitation, any Call Premium) indemnities and other amounts that accrue after the commencement by or against any Loan Party or any other Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, premiums (including, without limitation, any Call Premium) indemnities and other amounts are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of any of their Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, premiums (including, without limitation, any Call Premium) indemnities and other amounts, in each case, payable by any Loan Party or any other Subsidiary under any Loan Document.
“OFAC” means the Office of Foreign Asset Control of the United States Department of
the Treasury.
“Offered Loans” has the meaning specified in Section 2.03(d)(iii).
“Organization Documents” means (a) with respect to any corporation or company, the certificate or articles of incorporation, the memorandum and articles of association, any certificates of change of name and/or the bylaws; (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, declaration, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Body in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Taxes” means all present or future stamp, court or documentary Taxes and any other property, intangible, mortgage recording or similar Taxes which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document, excluding, in each case, any such Tax resulting from an Assignment and Assumption or transfer or assignment to or designation of a new Applicable Lending

Office or other office for receiving payments under any Loan Document (an “Assignment Tax”) but only if such Assignment Tax does not arise as a result of an assignment (or designation of a new Applicable Lending Office) pursuant to a request by Borrower under Section 3.06.
“Outstanding Amount” means the outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments thereof (including, for the avoidance of doubt, all PIK Interest thereon).
“Owned Real Property” means all real property owned in fee simple by the Borrower or any of its Subsidiaries, together with all structures, facilities, fixtures, systems and improvements previously or hereafter located thereon, or attached or appurtenant thereto, and all easements, rights and appurtenances relating to the foregoing.
“Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Payment Recipient” has the meaning specified in Section 9.15(a). “PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) years.
“Periodic Term SOFR Determination Day” has the meaning specified in the definition of
“Term SOFR”.
“Permitted Acquisition” has the meaning specified in Section 7.02(j).
“Permitted Equity Issuance” means any sale or issuance of any Qualified Equity
Interests.
“Permitted Holders” means, collectively, (a) the RideNow Permitted Holders, (b) the RumbleOn Permitted Holders and (c) any parties to the Standby Purchase Agreement (including, for the avoidance of doubt, any additional parties who execute a joinder to become party to such Standby Purchase Agreement).
“Permitted Liens” means any Liens permitted by Section 7.01. “Permitted Recipients” has the meaning specified in Section 10.08.
“Permitted Refinancing” means, with respect to any Person, any modification (other than a release of such Person), refinancing, refunding, renewal or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed or extended except by an amount equal to unpaid accrued interest and premium thereon, plus amounts that would otherwise be permitted under Section 7.03 (with such amounts being deemed utilization of the applicable basket or exception under Section 7.03), plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder, and as otherwise permitted under Section 7.03, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed or extended, (c) to the extent such Indebtedness being so modified, refinanced, refunded, renewed or extended is secured by a Lien on the Collateral, the Lien securing such Indebtedness as modified, refinanced, refunded, renewed or extended shall not be senior in priority to the Lien on the Collateral securing the Indebtedness being modified, refinanced, refunded, renewed or extended unless otherwise permitted under any basket or exception under Section 7.01 (with such amounts constituting utilization of the applicable basket or exception under Section 7.01) and (d) if such Indebtedness being modified, refinanced, refunded, renewed or extended is Indebtedness permitted pursuant to Section 7.03(b), (i) to the extent such Indebtedness being so modified, refinanced, refunded, renewed or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being so modified, refinanced, refunded, renewed or extended unless otherwise permitted by any basket or exception under Section 7.03 (with such amounts constituting utilization of the applicable basket or exception under Section 7.03), (ii) the terms and conditions (including, if applicable, as to collateral but excluding as to subordination, interest rate and redemption premium) of any such modified, refinanced, refunded, renewed or extended Indebtedness, taken as a whole, are not materially less favorable to the Loan Parties or the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended (other than in the case of terms applying to periods after the then Latest Maturity Date or otherwise added for the benefit of the Lenders hereunder); provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement, shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (iii) such modification, refinancing, refunding, renewal or extension is incurred by a Person who is the obligor of the Indebtedness being so modified, refinanced, refunded, renewed or extended or a Loan Party.
“Permitted Sale Leaseback” means (1) any Sale Leaseback consummated by the Borrower or any of its Restricted Subsidiaries after the Closing Date; provided that any such Sale Leaseback that is not between (a) a Loan Party and another Loan Party or (b) a Restricted Subsidiary that is not a Loan Party and another Restricted Subsidiary that is not a Loan Party must be, in each case, consummated for fair value as determined at the time of consummation in good faith by (i) the Borrower or such Restricted Subsidiary and (ii) in the case of any Sale Leaseback (or series of related Sales Leasebacks) the aggregate proceeds of which exceed $1,000,000, the board of managers or directors, as applicable, of the Borrower or such Restricted Subsidiary (which such determination may take into account any retained interest or other Investment of the Borrower or such Restricted Subsidiary in connection with, and any other material economic terms of, such Sale Leaseback)~~.~~ and (2) whether or not satisfying the requirements of clause (1), any Sale Leaseback consummated by the Borrower or any of its Restricted Subsidiaries after the Closing Date that is deemed by the Agent and Required Lenders in writing to constitute a Permitted Sale Leaseback for purposes of this Agreement.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Body or other entity.
“PIK Interest” means, with respect to any Loan, paid-in-kind interest thereon that has been capitalized and added to the outstanding principal of such Loan pursuant to Section 2.06(b), Section 2.06(d) and Section 2.07(b), as applicable.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) other than a Foreign Plan, established or maintained by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.
“Platform” has the meaning specified in Section 6.02.
“Post-Acquisition Period” means, with respect to any Permitted Acquisition or the conversion of any Unrestricted Subsidiary into a Restricted Subsidiary, the period beginning on the date such Permitted Acquisition or conversion is consummated and ending on the last day of the fourth full consecutive fiscal quarter immediately following the date on which such Permitted Acquisition or conversion is consummated.
“PPP” means the Paycheck Protection Program under the CARES Act.
“PPP Debt” means Indebtedness in respect of those certain unsecured loans to the Borrower from Wood & Huston Bank under the PPP.
“Prime Rate” means, for any day, a rate per annum that is equal to the rate of interest established by the Administrative Agent as its prime rate from time to time or, if no such rate is then established, the rate of interest quoted by the Wall Street Journal as the “Prime Rate” or, if the Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date that such change is publicly announced or quoted as being effective.
“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period (or, with respect to the Acquisition, the eighteen
(18) months following the Closing Date), with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, (a) the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, that is factually supportable and is expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act, as interpreted by the Securities and Exchange Commission and (b) additional good faith pro forma adjustments arising out of cost savings initiatives attributable to such transaction and additional costs associated with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and its Restricted Subsidiaries, in each case being given pro forma effect, that (i) have been taken or (ii) will be taken or implemented following such transaction and are supportable and quantifiable and expected to be realized within the succeeding eighteen (18) months and, in each case, including, but not limited to, (w) reduction in personnel expenses, (x) reduction of costs related to administrative functions, (y) reductions of costs related to leased or owned properties and (z) reductions from the consolidation of operations and streamlining of corporate overhead taking into account, for purposes of determining such compliance, the historical financial statements of the Acquired Entity or Business or Converted Restricted Subsidiary and the consolidated financial statements of the Borrower and its Subsidiaries, assuming such Permitted Acquisition or conversion, and all other Permitted Acquisitions or conversions that have been consummated during the period, and any Indebtedness or ther liabilities repaid in connection therewith had been consummated and incurred or repaid at the beginning of such period (and assuming that such Indebtedness to be incurred bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the interest rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination); provided that, so long as such actions are initiated during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period provided further that any add-backs and adjustments under this definition, together with the add-backs and adjustments made pursuant to clauses (v) and (viii) of the definition of “Consolidated EBITDA”, shall not exceed 25% of Consolidated EBITDA in the aggregate for all add-backs and adjustments for any Test Period (calculated after giving effect to such add-backs and adjustments).
“Pro Forma Basis” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder for an applicable period of measurement, that to the extent applicable, the Pro Forma Adjustment shall have been made; provided that, without limiting the application of the Pro Forma Adjustment, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Borrower in good faith) (i) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Borrower and its Restricted Subsidiaries and (z) factually supportable or (ii) otherwise consistent with the definition of Pro Forma Adjustment.
“Proposed Discounted Prepayment Amount” has the meaning specified in Section
2.03(d)(ii).
“Public Lender” has the meaning specified in Section 6.02.
“Qualified Equity Interests” means any Equity Interests of the Borrower, in each case, that are not Disqualified Equity Interests.
“Qualifying Lenders” has the meaning specified in Section 2.03(d)(iv). “Qualifying Loans” has the meaning specified in Section 2.03(d)(iv). “Recipient” has the meaning specified in Section 10.08.
“Refinancing” means the indefeasible payment in full of certain indebtedness, liabilities and obligations under the Existing Company Term Loan Agreement such that, upon such payment, there shall not exceed $5,000,000 of such indebtedness, liabilities and obligations outstanding under the Existing Company Term Loan Agreement.
“Refinancing Advisor” has the meaning specified in the Ninth Amendment.
“Register” has the meaning specified in Section 10.07(d).

“Reinvestment Yield” means, with respect to the Called Principal of any Loan, 50 basis points (one-half of one percent) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m., New York City time, on the second Business Day preceding the repayment or prepayment date with respect to such Called Principal, on the display designated as “Page PX1” on the Bloomberg Financial Market Service (“Bloomberg”) (or such other display as may replace Page PX1 on Bloomberg) or, if Page PX1 (or such other display as may replace Page PX1 on Bloomberg ) is unavailable, “Page 678” of the Telerate Access Service (or such other display as may replace Page 678 of the Telerate Access Service) for the most recently issued actively traded U.S. Treasury securities having a maturity equal to the Remaining Life of such Called Principal as of such repayment or prepayment date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the repayment or prepayment date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Life of such Called Principal as of such repayment or prepayment date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than such Remaining Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than such Remaining Life. The Reinvestment Yield shall be rounded to two decimal places.
“Rejection Notice” has the meaning specified in Section 2.03(b)(v).
“Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection, migration or leaching on, into or through the Environment or into, from or through any building, structure or facility.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
“Remaining Life” means, with respect to any Called Principal, the time (calculated to the nearest one-twelfth year) that will elapse between the date on which such Called Principal is to be repaid and the Make-Whole Expiry Date.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any Loan, all payments of interest in respect of such Called Principal that would be due after the repayment or prepayment date through the Make-Whole Expiry Date with respect to such Called Principal if no payment of such Called Principal were made.
“Repayment Fee” has the meaning specified in Section 2.03(e).
“Reportable Compliance Event” means that any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any Anti-Terrorism Law or any predicate crime to any Anti-Terrorism Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations is in actual or probable violation of any Anti-Terrorism Law.

“Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty
(30) day notice period has been waived.
“Request for Credit Extension” means with respect to a Borrowing, conversion or continuation of Term Loans, a Committed Loan Notice.
“Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the sum of the (a) Total Outstandings and (b) aggregate unused Term Commitments; provided that (i) to the same extent set forth in Section 10.07(j) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Lenders and (ii) the unused Term Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for all purposes of making a determination of Required Lenders; provided, further, that Required Lenders shall at all times include Oaktree and its Affiliates (to the extent that Oaktree and its Affiliates are Lenders under the Facilities at such time).
“Reserve Percentage” means as of any day the maximum effective percentage in effect on such day as prescribed by the FRB (or any successor) for determining the reserve requirements applicable to the Lenders (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).
“Responsible Officer” means the chief executive officer, president, any vice president, chief financial officer, treasurer, assistant treasurer, or other similar officer or director of a Loan Party (or any other officer for whom Administrative Agent has received a satisfactory background check) and, as to any document delivered on the Closing Date, any secretary or assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Restricted Casualty Event” has the meaning specified in Section 2.03(b)(vi). “Restricted Disposition” has the meaning specified in Section 2.03(b)(vi).
“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest in the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination by the Borrower or any Restricted Subsidiary of any such Equity Interest, or on account of any return of capital to the holders of Equity Interests of the Borrower.
“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted
Subsidiary.
“RideNow Permitted Holders” means William Coulter and Mark Tkach and their respective spouses, children, grandchildren and other immediate family members and personal representatives of their estates or trusts of which they or their respective spouses, children, grandchildren, or other immediate family members are the sole beneficiaries (in each case, directly or indirectly, including through one or more investment vehicles).

“Rights Offering” means an offering by the Borrower of rights to purchase additional shares of the Borrower’s Class A Common Stock and Class B Common Stock, the Net Cash Proceeds of which shall be at least $100,000,000.
“Rights Offering Documents” has the meaning given in Section 6.20(c). “Rights Offer Shares” has the meaning given in Section 6.20(c). “Rights Recipient” has the meaning given in Section 6.20(c).
“Rights Registration Statement” means a registration statement of the Borrower filed with the SEC under the rules and regulations promulgated under the Securities Act, including the amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits, financial information and all other material incorporated by reference in such registration statement, pursuant to which the Borrower will make the Rights Offering.
“RumbleOn Finance” means RumbleOn Finance, LLC, a Nevada limited liability company.
“RumbleOn Permitted Holders” means Marshall Chesrown and Steven Berrard and their respective spouses, children, grandchildren and other immediate family members and personal representatives and trustees of their estates or trusts of which they or their respective spouses, children, grandchildren, or other immediate family members are the sole beneficiaries (in each case, directly or indirectly, including through one or more investment vehicles including, without limitation Berrard Holdings Limited Partnership).
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto.
“SBA” means the U.S. Small Business Administration.
“Sale Leaseback” means any transaction or series of related transactions pursuant to which the Borrower or any of its Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.
“Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law.
“Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.
“SEC” means the Securities and Exchange Commission or any Governmental Body succeeding to any of its principal functions.
“Second Amendment Effective Date” means February 4, 2022.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(b).
“Securities Account” has the meaning specified in the UCC. “Securities Act” means the Securities Act of 1933, as amended.
“Security Agreement” means, collectively, the Security Agreement executed by the Loan Parties party thereto on the Closing Date substantially in the form of Exhibit F as supplemented by any Security Agreement Supplement executed and delivered pursuant to Section 6.10.
“Security Agreement Supplement” means a supplement to any Security Agreement as contemplated by such Security Agreement.
“Seventh Amendment” means that certain Amendment No. 7 to Term Loan Credit Agreement, dated as of the Seventh Amendment Effective Date, among the Borrower, the Subsidiary Guarantors Party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Seventh Amendment Effective Date” means December 1, 2023.
“Sixth Amendment” “means that certain Amendment No. 6 to Term Loan Credit Agreement, dated as of the Sixth Amendment Effective Date, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders party thereto.
“Sixth Amendment Effective Date” means October 27, 2023. “Sole Lead Arranger” means Oaktree.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such
Borrowing.
“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.
“Sold Entity or Business” has the meaning specified in the definition of the term “Consolidated EBITDA.”
“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (i) the fair value of the property of such Person is greater than the total amount of debts and liabilities, contingent, subordinated or otherwise, of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the liability of such Person on its debts as they become absolute and matured, (iii) such Person will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as they become absolute and matured and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital; provided that the amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“SPC” has the meaning specified in Section 10.07(h).
“Specified Acquisition Agreement Representations” means the representations made by or with respect to the Target Companies in the Acquisition Agreement as are material to the interests of the Lenders, but only to the extent that the Borrower has the right (determined without regard to any notice provisions but taking into account any applicable cure provisions) to terminate its obligations under the Acquisition Agreement as a result of a breach of such representations in the Acquisition Agreement or the failure of such representations to be accurate results in a failure of a condition precedent to the Borrower’s obligations to consummate the Acquisition pursuant to the Acquisition Agreement.
“Specified Competitors” means (i) such Persons that have been specified in writing to the Administrative Agent by the Borrower prior to the Closing Date, (ii) competitors of the Borrower and its Subsidiaries that have been specified in writing to the Administrative Agent from time to time by the Borrower and (iii) any of their Affiliates (other than in the case of clause (ii), Affiliates that are bona fide debt funds) that are (x) identified in writing from time to time to the Administrative Agent by the Borrower or (y) clearly identifiable on the basis of such Affiliates’ name. The schedule of Specified Competitors shall be maintained with the Administrative Agent and may be communicated to a Lender upon request to the Administrative Agent (with concurrent notice to the Borrower) but shall not otherwise be posted or made available to Lenders.
“Specified Debt” means (i) Indebtedness for borrowed money (x) that is contractually subordinated in right of payment to the Obligations expressly by its terms, (y) that is secured by all or substantially all of the Collateral on a junior lien basis to the Liens securing the Obligations or (z) unsecured Indebtedness incurred pursuant to Section 7.03(o), in each case, having an outstanding principal amount in excess of $5,000,000 (in each case, other than Indebtedness among the Borrower and its Restricted Subsidiaries) and (ii) the Convertible Notes.
“Specified Debt Documents” means any agreement, indenture or instrument pursuant to which any Specified Debt is issued, in each case as amended to the extent permitted under the Loan Documents.
“Specified Debt Repayment” means any payment, prepayment, repayment, redemption, purchase, defeasance or other satisfaction of Specified Debt permitted by Section 7.08 of this Agreement or otherwise by the Loan Documents.
“Specified Debt Repayment Compliance Certificate” means (i) in the case of any Specified Debt other than the Convertible Notes, a certificate substantially in the form of Exhibit M and
(ii) in the case of the Convertible Notes, a certificate substantially in the form of Exhibit M-2.
“Specified Debt Repayment Date” means the date any Specified Debt Repayment is consummated by any of the Loan Parties or any of their Subsidiaries.
“Specified Event of Default” has the meaning specified in Section 8.02. “Specified Cash Interest Election” has the meaning specified in Section 2.06(b).

“Specified Interest Period” has the meaning specified in Section 2.06(b). “Specified Interest Rate” means a rate per annum of interest equal to 0.50%.
“Specified Property” means, as of the Fifth Amendment Effective Date, (a) the Owned Real Property set forth on Schedule 1.01F and (b) the consumer loan portfolios, in each case, owned by the Borrower or any of its Subsidiaries, including the Consumer Warehouse Assets.
“Specified Representations” means the representations and warranties of the Borrower set forth in Sections 5.01(a) (solely as it relates to the Borrower, the Merger Subs and the Target Companies), 5.01(b)(ii), 5.02(a) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.02(b)(i) (related to the entering into and performance of the Loan Documents and the incurrence of the extensions of credit thereunder), 5.02(b)(iv), 5.04, 5.12, 5.15, 5.16 (subject to the proviso to Section 4.01(a)(iv)) and 5.18.
“Standard Consumer Warehouse Undertakings” means representations, warranties, covenants, Consumer Warehouse Repurchase Obligations and indemnities entered into by the Consumer Warehouse Subsidiary pursuant to the Consumer Warehouse Loan Documents that are customary in a consumer warehouse financing, including those relating to the servicing of the assets of the Consumer Warehouse Subsidiary.
“Standby Purchase Agreement” means that certain standby purchase agreement referred to in Section 3(c) of the Fifth Amendment.
“Subrogation Rights” has the meaning specified in Section 9.15(c).
“Subsidiary” of a Person means a corporation, company, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
“Subsidiary Guarantor” means, collectively, the Subsidiaries of the Borrower that are
Guarantors.
“Supermajority Lenders” means, as of any date of determination, Lenders holding more than 66.67% of the sum of the (a) Total Outstandings and (b) aggregate unused Term Commitments; provided that (i) to the same extent set forth in Section 10.07(j) with respect to determination of Supermajority Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Supermajority Lenders and (ii) the unused Term Commitment and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for all purposes of making a determination of Supermajority Lenders; provided, further, that Supermajority Lenders shall at all times include Oaktree and its Affiliates (to the extent that Oaktree and its Affiliates are Lenders under the Facilities at such time).
“Supplemental Administrative Agent” has the meaning specified in Section 9.13(a) and “Supplemental Administrative Agents” shall have the corresponding meaning.

“Survey” means a survey of any Mortgaged Property (and all improvements thereon) which is (a) (i) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (ii) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within six months prior to such date of delivery any exterior construction on the site of such Mortgaged Property or any easement, right of way or other interest in the Mortgaged Property has been granted or become effective through operation of law or otherwise with respect to such Mortgaged Property which, in either case, can be depicted on a survey, in which events, as applicable, such survey shall be dated (or redated) after the completion of such construction or if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, or after the grant or effectiveness of any such easement, right of way or other interest in the Mortgaged Property, (iii) certified by the surveyor (in a manner reasonably acceptable to the Administrative Agent) to the Administrative Agent, the Collateral Agent and the Title Company, (iv) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey, (v) sufficient for the Title Company to remove all standard survey exceptions from the Mortgage Policy relating to such Mortgaged Property and issue the endorsements of the type required by paragraph (f) of the definition of Collateral and Guarantee Requirement and (vi) otherwise reasonably acceptable to the Administrative Agent.
“Surviving Indebtedness” means Indebtedness of the Borrower or any of its Subsidiaries outstanding immediately after giving effect to the Refinancing.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark to market value(s) for such Swap Contracts, as determined by a recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender) in accordance with the terms thereof and in accordance with customary methods for calculating mark-to-market values under similar arrangements by a recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Target Companies” means, collectively, the Merged Entities, the Transferred Entities and their respective Subsidiaries.

“Taxes” means all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges imposed by any Governmental Body, including additions to tax, penalties and interest with respect thereto.
“Term Borrowing” means a Borrowing in respect of a Class of Term Loans.
“Term Commitments” means an Initial Term Commitment, Delayed Draw Term Commitment or a commitment in respect of any Incremental Term Loan or any combination thereof, as the context may require.
“Term Loans” means the Initial Term Loans, the Delayed Draw Term Loans (including the Third Amendment Delayed Draw Term Loans) and the Incremental Term Loans.
“Term Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto with appropriate insertions, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from any Class of Term Loans made by such Lender.
“Term SOFR” means,
(a)for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S.
Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and
(b)for any calculation with respect to an Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day.
“Term SOFR Adjustment” means, for any calculation with respect to an Base Rate Loan or a SOFR Loan, a percentage per annum as set forth below for the applicable Type of such Loan and (if applicable) Interest Period therefor:

Base Rate Loans:
SOFR Loans:

Interest Period	Percentage
One month	0.11448% (11.448 basis points)
Three months	0.26161% (26.161 basis points)
Six months	0.42826% (42.826 basis points)
“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).
“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date for which financial statements have been or are required to be delivered pursuant to Section 6.01(a) or 6.01(b).
“Third Amendment Delayed Draw Term Loans” means the Delayed Draw Term Loans made on the Third Amendment Effective Date.
“Third Amendment Effective Date” means February 18, 2022. “Threshold Amount” means $5,000,000.
“Title Company” means any title insurance company as shall be retained by Borrower to issue the Mortgage Policies and reasonably acceptable to the Administrative Agent.
“Tkach Resignation Date” means the effective date of Mark Tkach’s resignation as Interim Chief Executive Officer and as a member of the board of directors or equivalent governing body of the Borrower, which is contingent upon the commencement of Mike Kennedy’s employment as Chief Executive Officer of the borrower and effective as of that same date, which is anticipated to be November 1, 2023.
“Total Outstandings” means the aggregate Outstanding Amount of all Loans. “Transactions” means, collectively, (a) the Equity Contribution, (b) the Acquisition, (c)
the funding of the Initial Term Loans hereunder, (d) the execution and delivery of the Loan Documents,
(e) the Refinancing, (f) any other transactions in connection with the foregoing consummated on the Closing Date and (g) the payment of Transaction Expenses.
“Transaction Expenses” means any fees or expenses incurred or paid by the Borrower or any Restricted Subsidiary in connection with the Transaction, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby in connection therewith.
“Transferred Entities” means, collectively, BJ Motorsports, LLC, a Nevada limited liability company, YSA Motorsports LLC, an Arizona limited liability company, Ride Now, LLC, a Nevada limited liability company, Ride Now 5 Allen LLC, a Texas limited liability company, DHD Allen, LLC, a Texas limited liability company, Coyote Motorsports-Allen, LTD, a Texas limited partnership, DHD Garland, LLC, a Texas limited liability company, Coyote Motorsports-Garland, LTD, a Texas limited partnership, IOT Motorcycles, LLC, an Arizona limited liability company, East Valley

Motorcycles, LLC, an Arizona limited liability company, Ride Now-Carolina, LLC, a North Carolina limited liability company, Top Cat Enterprises, LLC, an Arizona limited liability company, J.J.B. Properties, LLC, an Arizona limited liability company, RN-Gainesville, LLC, a Florida limited liability company, Ride USA, LLC, a Florida limited liability company, RHND Ocala, LLC, a Florida limited liability company, RNMC Daytona, LLC, a Florida limited liability company, TC Motorcycles LLC, a Florida limited liability company, ECHD Motorcycles, LLC, a California limited liability company, Glendale Motorcycles, LLC, an Arizona limited liability company, Ride Now Tri-Cities LLC, a Washington limited liability company, Bayou Motorcycles, LLC, a Louisiana limited liability company, and RNKC LLC, a Kansas limited liability company.
“Type” means, with respect to a Loan, its character as a Base Rate Loan or a SOFR
Loan.
“UK Bail-In Legislation” means (to the extent that the United Kingdom is not an EEA Member Country which has implemented, or implements, Article 55 BRRD) Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).
“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.
“Unaudited Financial Statements” means (i) the unaudited consolidated balance sheets of Borrower and its Subsidiaries and the unaudited combined balance sheet of the Target Companies as of the last day of the fiscal quarter ending March 31, 2021 and (ii) the related unaudited consolidated or combined, as applicable statements of income and changes in cash flows of the Borrower and its Subsidiaries and Target Companies for the fiscal quarter ending March 31, 2021.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.
“United States” and “U.S.” mean the United States of America.
“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“United States Tax Compliance Certificate” has the meaning specified in Section 3.01. “Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule
1.01B, (ii) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 6.13 subsequent to the date hereof and (iii) any Subsidiary of an Unrestricted Subsidiary. As of the Closing Date, the Borrower does not have any Unrestricted Subsidiaries.
“USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time.

“Voting Stock” has the meaning specified in the definition of “Change of Control”. “Warrant Agreements” has the meaning given in Section 6.21.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment by (ii) the then outstanding principal amount of such Indebtedness.
“Wholly-Owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and
(y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly-owned Subsidiaries of such Person.
“Withdrawal Liability” means the liability of a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Withholding Agent” means any Loan Party, the Administrative Agent and, in the case of any U.S. federal withholding tax, any other withholding agent, if applicable.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, or (b) with respect to any UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers and any similar or analogous powers under that UK Bail-In Legislation.
Section 1.02    Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)
(i)The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.
(ii)Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii)The term “including” is by way of example and not limitation.
(iv)The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(d)Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.
Section 1.03    Accounting Terms.
(a)All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements of the Borrower, except as otherwise specifically prescribed herein.
(b)Where reference is made to “the Borrower and its Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of the Borrower other than Restricted Subsidiaries.
(c)In the event that the Borrower elects to prepare its financial statements in accordance with IFRS and such election results in a change in the method of calculation of financial covenants, standards or terms (collectively, the “Accounting Changes”) in this Agreement, the Borrower and the Administrative Agent agree to enter into good faith negotiations in order to amend such provisions of this Agreement (including the levels applicable herein to any computation of the Consolidated Total Leverage Ratio, the Consolidated Total Net Leverage Ratio and the Consolidated Senior Secured Net Leverage Ratio) so as to reflect equitably the Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be substantially the same after such change as if such change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed in accordance with GAAP (as determined in good faith by a Responsible Officer of the Borrower) (it being agreed that the reconciliation between GAAP and IFRS used in such determination shall be made available to Lenders) as if such change had not occurred.
Section 1.04 Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
Section 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.
Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).
Section 1.07 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.
Section 1.08    Currency Equivalents Generally.
(a)Notwithstanding the foregoing, for purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or Investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Lien, Indebtedness or Investment is incurred.
(b)For purposes of determining compliance under Sections 7.02, 7.05 and 7.06, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Borrower’s annual financial statements delivered pursuant to Section 6.01(a); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness.
(c)For purposes of determining compliance with any restriction on the incurrence of Indebtedness, the Dollar equivalent of the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased.
Section 1.09 Certain Calculations and Tests. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with any Consolidated Senior Secured Net Leverage Ratio test, any Consolidated Total Leverage Ratio test and/or Consolidated Total Net Leverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the

Incurrence-Based Amounts in connection with such substantially concurrent incurrence, except that incurrences of Indebtedness and Liens constituting Fixed Amounts shall be taken into account for purposes of Incurrence-Based Amounts other than Incurrence-Based Amounts contained in Section
7.01 or Section 7.03.
Section 1.10    Divisions. Any reference herein or in any other Loan Document to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a Person, or an allocation of assets to a series of a Person (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale or transfer or similar term, as applicable to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder and under any other Loan Document (and each division of any limited liability company that is a Subsidiary, Affiliate, joint venture or any other like term shall also constitute such a separate Person or entity hereunder or any other Loan Document).
Section 1.11 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto. (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Loan Parties. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain Base Rate, the Term SOFR Reference Rate, Term SOFR, Adjusted Term SOFR or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to any Loan Party, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE II
The Commitments and Credit Extensions
Section 2.01    The Loans. Subject to the terms and conditions set forth herein:
(a)The Initial Term Borrowings. Each Initial Term Lender severally agrees to make to the Borrower a single loan, in Dollars, in a principal amount equal to such Initial Term Lender’s Initial Term Commitment on the Closing Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or SOFR Loans, as further provided herein.

(b)The Delayed Draw Term Borrowings. After the Closing Date, each Delayed Draw Term Lender severally agrees to make to the Borrower one or more loans, in Dollars, in a principal amount equal to such Delayed Draw Term Lender’s Delayed Draw Term Commitment from time to time prior to the Delayed Draw Term Loan Commitment Termination Date; provided that if all of the aggregate outstanding principal amount of the Initial Term Loans and the Delayed Draw Term Loans (including, for the avoidance of doubt, any amounts constituting PIK Interest) are paid in full as a result of any optional prepayments pursuant to Section 2.03(a), the unfunded amount of the Delayed Draw Term Commitment of each Delayed Draw Term Lender shall terminate; provided further, that the Borrower shall be permitted to make no more than five (5) borrowings of Delayed Draw Term Loans hereunder. Each Delayed Draw Term Loan shall be in a minimum principal amount of the lesser of (i) $20,000,000 and (ii) the remaining undrawn amount of the Delayed Draw Term Commitment as of the applicable Delayed Draw Funding Date. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Delayed Draw Term Loans may be Base Rate Loans or SOFR Loans, as further provided herein. Upon any Borrowing of Delayed Draw Term Loans, such Delayed Draw Term Loans shall have identical terms as, and shall automatically be made a part of the same fungible Borrowing as (and the Administrative Agent shall make such modifications to the terms thereof as reasonably necessary to ensure such fungibility) the then-outstanding Initial Term Loans, and such Delayed Draw Term Loans shall thereafter be deemed to be Initial Term Loans for all purposes hereunder on and after the applicable Delayed Draw Funding Date.
Section 2.02    Borrowings, Conversions and Continuations of Loans.
(a)Each Term Borrowing, each conversion of Loans from one Type to the other, and each continuation of SOFR Loans shall be made upon the Borrower’s irrevocable written notice, appropriately completed and signed by a Responsible Officer of the Borrower, to the Administrative Agent. Each such notice must be received by the Administrative Agent substantially in the form attached hereto as Exhibit A, (i) in the case of a SOFR Loan, not later than noon, New York City time, three (3) U.S. Government Securities Business Days before the date of the proposed Borrowing or (ii) in the case of a Base Rate Loan, not later than noon, New York City time, on the Business Day immediately preceding the proposed Borrowing; provided that, with respect to a Borrowing of Delayed Draw Term Loans, notice must be received not later than noon, New York City time, seven (7) Business Days before the date of the proposed Borrowing. Each Borrowing of, conversion to or continuation of SOFR Loans shall be in a principal amount of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof. Each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of the Borrowing Minimum or a whole multiple of the Borrowing Multiple in excess thereof. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing, a conversion of Loans from one Type to the other, or a continuation of SOFR Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the Class and principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.02(b). If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fail to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as Base Rate Loans. Any such automatic conversion or continuation shall be effective as of the last day of the Interest Period then in effect with respect to the applicable SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month. For the avoidance of doubt, the Borrower and Lenders acknowledge and agree that any conversion or continuation of an existing Loan shall be deemed to be a continuation of that Loan with a converted interest rate methodology and not a new Loan.
(b)Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make (or cause its Applicable Lending Office to make) the amount of its Loan available to the Administrative Agent by wire transfer in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m., New York City time on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower as designated in the Committed Loan Notice in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower maintained with the Administrative Agent and designated by the Borrower in the Committed Loan Notice with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.
(c)Except as otherwise provided herein, a SOFR Loan may be continued or converted only on the last day of an Interest Period for such SOFR Loan unless the Borrower pays the amount due, if any, under Section 3.04 in connection therewith. During the existence of an Event of Default, the Required Lenders may require that (i) no Loans may be converted to or continued as SOFR Loans, and (ii) unless repaid, each SOFR Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto.
(d)The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for SOFR Loans upon determination of such interest rate. The determination of the SOFR by the Administrative Agent shall be conclusive in the absence of manifest error.
(e)Anything in clauses (a) to (d) above to the contrary notwithstanding, after giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than five (5) Interest Periods in effect at any time for all Borrowings of SOFR Loans.
(f)Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m., New York City time, on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Applicable Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such Applicable Percentage available to the Administrative Agent on the date of such Borrowing in accordance with clause
(b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (a) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing (but shall not be required to make any payment pursuant to Section 3.04 with regard to such repayment) and (b) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(f) shall be conclusive in the absence of demonstrable error. If the Borrower and such Lender shall both pay all or any portion of the principal amount in respect of such Borrowing or interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such Borrowing or interest paid by the Borrower for such period. If such Lender (but not Borrower) pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
Section 2.03    Prepayments.
(a)Optional Prepayments.
(i)The Borrower may, upon written notice to the Administrative Agent by the Borrower, at any time or from time to time voluntarily prepay any Borrowing of any Class in whole or in part without premium or penalty (except as set forth in Section 2.03(e)); provided that (1) such notice must be received by the Administrative Agent not later than 1:00 p.m., New York City time (A) three (3) U.S. Government Securities Business Days prior to any date of prepayment of SOFR Loans and (B) one Business Day prior to the date of prepayment of Base Rate Loans and (2) any prepayment of SOFR Loans shall be in a principal amount of $1,000,000, or a whole multiple of the Borrowing Multiple in excess thereof, or the entire principal amount of such Borrowing then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.04. Each prepayment of the Loans pursuant to this Section 2.03(a) shall be applied to the installments thereof as directed by the Borrower (it being understood and agreed that if the Borrower does not so direct at the time of such prepayment, such prepayment shall be applied against the scheduled repayments of Term Loans of the relevant Class under Section 2.05 in the indirect order of maturity) and shall be paid to the Appropriate Lenders in accordance with their respective Applicable Percentages.
(ii)Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.03(a) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed.

(b)Mandatory Prepayments.
(i)Within seven (7) Business Days after financial statements have been delivered pursuant to Section 6.01(a) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans equal to (A) 50% of the amount equal to Excess Cash Flow, if any, for the fiscal year covered by such financial statements (commencing with the first full fiscal year ending after the Closing Date), minus (B) all voluntary prepayments (including pursuant to debt buybacks made by the Borrower in an amount equal to the discounted amount actually paid in respect thereof) of Term Loans (but excluding any voluntary prepayments financed the proceeds of an incurrence or issuance of other Indebtedness of the Borrower or its Subsidiaries) prior to the making of such Excess Cash Flow payment (including payments made after the end of the fiscal year covered by the relevant financial statements); provided that prepayments pursuant to this Section 2.03(b)(i) shall only be required if the amount of Excess Cash Flow for such fiscal year is greater than $2,500,000.
(ii)
(A)If following the Closing Date (x) the Borrower or any Restricted Subsidiary Disposes of any property or assets (other than any Disposition of (I) any Specified Property (whether such Disposition is direct or indirect) or (II) any property or assets permitted by Section 7.05(a), (b), (c), (d) (to the extent constituting a Disposition to a Loan Party), (e), (f), (g), (i), (j), (m), (n) and (p)) or
(y) any Casualty Event occurs, which in the aggregate results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall make a prepayment, in accordance with Section 2.03(b)(ii)(F), of an aggregate principal amount of Term Loans equal to 100% of all such Net Cash Proceeds realized or received; provided that no such prepayment shall be required pursuant to this Section 2.03(b)(ii)(A) (I) with respect to such portion of such Net Cash Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest in accordance with Section 2.03(b)(ii)(B) or (II) until the aggregate amount of Net Cash Proceeds not reinvested in accordance with Section 2.03(b)(ii)(B) within the time periods set forth therein and not previously applied to such a prepayment exceeds $1,000,000 for any single Disposition or series of related Dispositions or $2,500,000 in the aggregate in any fiscal year.
(B)With respect to any Net Cash Proceeds realized or received with respect to any Disposition (other than (I) any direct or indirect Disposition of any Specified Property or (II) any other Disposition specifically excluded from the application of Section 2.03(b)(ii)(A)) or any Casualty Event, at the option of the Borrower, the Borrower may reinvest an amount equal to all or any portion of such Net Cash Proceeds in assets useful for its business (other than working capital and investments in cash and Cash Equivalents), including, for the avoidance of doubt, Capitalized Leases or in Permitted Acquisitions, within twelve (12) months following receipt of such Net Cash Proceeds; provided that (i) so long as an Event of Default shall have occurred and be continuing, the Borrower shall not be permitted to make any such reinvestments (other than pursuant to a commitment that the Borrower entered into at a time when no Event of Default is continuing) and (ii) if any Net Cash Proceeds are not so reinvested by the deadline specified above, as applicable, or if any such Net Cash Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, an amount equal to 100% of any such Net Cash Proceeds above the threshold set forth in Section 2.03(b)(ii)(A)(II) shall be applied, in accordance with Section 2.03(b)(ii)(F), to the prepayment of the Term Loans as set forth in this Section 2.03.
(C)Subject to Section 2.03(b)(ii)(G), if following the Fifth Amendment Effective Date the Borrower or any of its Subsidiaries directly or indirectly Disposes of any Specified Property, which in the aggregate results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Cash Proceeds, the Borrower shall make a prepayment, in accordance with Section 2.03(b)(ii)(F), of an aggregate principal amount of Term Loans equal to 100% of all such Net Cash Proceeds realized or received.
(D)Subject to Section 2.03(b)(ii)(G), upon the date of the consummation of the Rights Offering, the Borrower shall make a prepayment, in accordance with Section 2.03(b)(ii)(F), of an aggregate principal amount of Term Loans equal to the greater of (x) 50% of all Net Cash Proceeds realized or received by the Borrower pursuant to such Rights Offering and (y) $50,000,000.
(E)Subject to Section 2.03(b)(ii)(G), until the 2023 Specified Property Disposition is consummated, the Borrower shall, on the first Business Day of each month commencing January 1, 2024 and ending (but including) April 1, 2024, make an additional prepayment, in accordance with Section 2.03(b)(ii)(F), in each instance, of an aggregate principal amount of Term Loans equal to $10,000,000.
(F)On each occasion that the Borrower must make a prepayment of the Term Loans pursuant to this Section 2.03(b)(ii), the Borrower shall, within five (5) Business Days after the date of realization or receipt of such Net Cash Proceeds in the minimum amount specified above (or, in the case of prepayments required pursuant to Section 2.03(b)(ii)(B), within five (5) Business Days of the deadline specified in clause (i) or (ii) thereof, as applicable, or of the date the Borrower reasonably determines that such Net Cash Proceeds are no longer intended to be or cannot be so reinvested, as the case may be), make a prepayment, in accordance with Section 2.03(b)(v) below, of the principal amount of Term Loans in an amount equal to 100% of such Net Cash Proceeds realized or received above the threshold set forth in Section 2.03(b)(ii)(A)(II).
(G)Notwithstanding anything herein to the contrary, the aggregate amount of any prepayments of Term Loans that are required to be made pursuant to Section 2.03(b)(ii)(C), Section 2.03(b)(ii)(D) and Section 2.03(b)(ii)(E) shall not exceed an aggregate principal amount of Term Loans equal to $120,000,000.
(iii)If, following the Closing Date, (x) the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.03, the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans equal to 100% of all Net Cash Proceeds received therefrom on or prior to the date which is one (1) Business Day after the receipt of such Net Cash Proceeds or (y) the Borrower or any Restricted Subsidiary consummates any issuance of Equity Interests (other than (I) under equity incentive plans or shares issued as equity compensation and (II) the Rights Offering), whether private or public, the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans equal to 50% of all Net Cash Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt of such Net Cash Proceeds; provided, however, that with respect to this clause (y), the Borrower or such Restricted Subsidiary shall not be required to prepay the Term Loans so long as (A) the Borrower uses such Net Cash Proceeds to finance Permitted Acquisitions or to fund working capital or (B) the Borrower is in compliance, on a Pro Forma Basis, with the Financial Covenants.
(iv)Each prepayment of Term Loans pursuant to this Section 2.03(b) shall be applied, first, to the installments thereof in the direct order of maturity for the next eight scheduled payments pursuant to Section 2.05 following the applicable prepayment event and, second, to the remaining installments thereof pro rata; provided that any mandatory prepayment pursuant to Section 2.03 shall be applied on a pro rata basis to the Term Loans and, except to the extent a lesser prepayment is required pursuant to the applicable Incremental Facility Amendment with respect to any applicable Class of Incremental Term Loans, any Incremental Term Loans. Each such prepayment of any Class of Term Loans shall be paid to the Lenders in accordance with their respective Applicable Percentages subject to clause (v) of this Section 2.03(b).
(v)The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (i), (ii), and (iii) of this Section 2.03(b) prior to 1:00 p.m. at least five (5) Business Days of the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Applicable Percentage of the prepayment with respect to any Class of Term Loans. Each Appropriate Lender may reject all or a portion of its Applicable Percentage of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i), (ii) or (iii) of this Section 2.03(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. two (2) Business Days prior to such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory prepayment of Term Loans to be rejected by such Lender. If a Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory repayment of Term Loans.
(vi)Notwithstanding any other provision of this Section 2.03(b), (i) to the extent that any or all of the Net Cash Proceeds of any Disposition by a Restricted Subsidiary that is a Foreign Subsidiary otherwise giving rise to a prepayment pursuant to Section 2.03(b)(ii) (a “Restricted Disposition”), the Net Cash Proceeds of any Casualty Event of a Restricted Subsidiary that is a Foreign Subsidiary (a “Restricted Casualty Event”), or Excess Cash Flow attributable to a Foreign Subsidiary would be prohibited or delayed by applicable local law from being distributed or otherwise transferred to the Borrower, the realization or receipt of the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be taken into account in measuring the Borrower’s obligation to repay Term Loans at the times provided in Section 2.03(b)(i), or the Borrower shall not be required to make a prepayment at the time provided in Section 2.03(b)(ii), as the case may be, for so long, but only so long, as the applicable local law will not permit such distribution or transfer (the Borrower hereby agreeing to cause the applicable Restricted Subsidiary to promptly take all commercially reasonable actions available under the applicable local law to permit such repatriation), and once distribution or transfer of any of such affected Net Cash Proceeds or Excess Cash Flow is permitted under the applicable local law, the amount of such Net Cash Proceeds or Excess Cash Flow permitted to be distributed or transferred (net of additional taxes payable or reserved against as a result thereof) will be promptly (and in any event not later than two (2) Business Days after such distribution or transfer is permitted) taken into account in measuring the Borrower’s obligation to repay the Term Loans pursuant to this Section 2.03(b) to the extent provided herein and (ii) to the extent that the Borrower has determined in good faith (as set forth in a written notice delivered to the Administrative Agent) that distribution or other transfer of any or all of the Net Cash Proceeds of any Restricted Disposition or any Restricted Casualty Event or Excess Cash Flow attributable to a Foreign Subsidiary would have a material adverse tax consequence (taking into account any foreign tax credit or benefit received in connection with such repatriation), the amount of the Net Cash Proceeds or Excess Cash Flow so affected shall not be taken into account in measuring the Borrower’s obligation to repay Term Loans pursuant to this Section 2.03(b).
(c)Interest, Funding Losses, Etc. All prepayments under this Section 2.03 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a SOFR Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such SOFR Loan pursuant to Section 3.04.
Notwithstanding any of the other provisions of this Section 2.03, so long as no Event of Default shall have occurred and be continuing, if any prepayment of SOFR Loans is required to be made under this Section 2.03 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.03 in respect of any such SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit with the Administrative Agent the amount of any such prepayment otherwise required to be made hereunder until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.03. Such deposit shall constitute cash collateral for the SOFR Loans to be so prepaid, provided that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 2.03.
(d)Discounted Voluntary Prepayments.
(i)Notwithstanding anything to the contrary set forth in this Agreement (including Section 2.11) or any other Loan Document, the Borrower shall have the right at any time and from time to time to prepay one or more Classes of Term Loans to the Lenders at a discount to the par value of such Loans and on a non pro rata basis (each, a “Discounted Voluntary Prepayment”) pursuant to the procedures described in this Section 2.03(d), provided that (A) any Discounted Voluntary Prepayment shall be offered to all Lenders of such Class on a pro rata basis, (B) after giving effect to the Discounted Voluntary Prepayment, the aggregate Outstanding Amount of all Term Loans that are held by Affiliated Lenders (other than Affiliated Debt Funds) shall not exceed 25% of the aggregate Outstanding Amount of the Term Loans then outstanding and (C) the Borrower shall deliver to the Administrative Agent, together with each Discounted Prepayment Option Notice, a certificate of a Responsible Officer of the Borrower (1) stating that no Event of Default (in each case, with respect to the Borrower) has occurred and is continuing or would result from the Discounted Voluntary Prepayment, (2) stating that each of the conditions to such Discounted Voluntary Prepayment contained in this Section 2.03(d) has been satisfied and (3) specifying the aggregate principal amount of Term Loans of any Class offered to be prepaid pursuant to such Discounted Voluntary Prepayment.
(ii)To the extent the Borrower seeks to make a Discounted Voluntary Prepayment, the Borrower will provide written notice to the Administrative Agent substantially in the form of Exhibit G hereto (each, a “Discounted Prepayment Option Notice”) that the Borrower desires to prepay Term Loans of one or more specified Classes in an aggregate principal amount specified therein by the Borrower (each, a “Proposed Discounted Prepayment Amount”), in each case at a discount to the par value of such Loans as specified below. The Proposed Discounted Prepayment Amount of any Loans shall not be less than $5,000,000. The Discounted Prepayment Option Notice shall further specify with respect to the proposed Discounted Voluntary Prepayment (A) the Proposed Discounted Prepayment Amount for Loans to be prepaid, (B) a discount range (which may be a single percentage) selected by the Borrower with respect to such proposed Discounted Voluntary Prepayment equal to a percentage of par of the principal amount of the Loans to be prepaid (the “Discount Range”), and (C) the date by which Lenders are required to indicate their election to participate in such proposed Discounted Voluntary Prepayment, which shall be at least five Business Days from and including the date of the Discounted Prepayment Option Notice (the “Acceptance Date”).
(iii)Upon receipt of a Discounted Prepayment Option Notice, the Administrative Agent shall promptly notify each applicable Lender thereof. On or prior to the Acceptance Date, each such Lender may specify by written notice substantially in the form of Exhibit H hereto (each, a “Lender Participation Notice”) to the Administrative Agent (A) a maximum discount to par (the “Acceptable Discount”) within the Discount Range (for example, a Lender specifying a discount to par of 20% would accept a purchase price of 80% of the par value of the Loans to be prepaid) and (B) a maximum principal amount (subject to rounding requirements specified by the Administrative Agent) of the Term Loans to be prepaid held by such Lender with respect to which such Lender is willing to permit a Discounted Voluntary Prepayment at the Acceptable Discount (“Offered Loans”). Based on the Acceptable Discounts and principal amounts of the Term Loans to be prepaid specified by the Lenders in the applicable Lender Participation Notice, the Administrative Agent, in consultation with the Borrower, shall determine the applicable discount for such Term Loans to be prepaid (the “Applicable Discount”), which Applicable Discount shall be (A) the percentage specified by the Borrower if the Borrower has selected a single percentage pursuant to Section 2.03(d)(ii) for the Discounted Voluntary Prepayment or (B) otherwise, the highest Acceptable Discount at which the Borrower can pay the Proposed Discounted Prepayment Amount in full (determined by adding the Outstanding Amount of Offered Loans commencing with the Offered Loans with the highest Acceptable Discount); provided, however, that in the event that such Proposed Discounted Prepayment Amount cannot be repaid in full at any Acceptable Discount, the Applicable Discount shall be the lowest Acceptable Discount specified by the Lenders that is within the Discount Range. The Applicable Discount shall be applicable for all Lenders who have offered to participate in the Discounted Voluntary Prepayment and have Qualifying Loans. Any Lender with outstanding Term Loans to be prepaid whose Lender Participation Notice is not received by the Administrative Agent by the Acceptance Date shall be deemed to have declined to accept a Discounted Voluntary Prepayment of any of its Loans at any discount to their par value within the Applicable Discount.
(iv)The Borrower shall make a Discounted Voluntary Prepayment by prepaying those Term Loans to be prepaid (or the respective portions thereof) offered by the Lenders (“Qualifying Lenders”) that specify an Acceptable Discount that is equal to or greater than the Applicable Discount (“Qualifying Loans”) at the Applicable Discount, provided that if the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would exceed the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay such Qualifying Loans ratably among the Qualifying Lenders based on their respective principal amounts of such Qualifying Loans (subject to rounding requirements specified by the Administrative Agent). If the aggregate proceeds required to prepay all Qualifying Loans (disregarding any interest payable at such time) would be less than the amount of aggregate proceeds required to prepay the Proposed Discounted Prepayment Amount, such amounts in each case calculated by applying the Applicable Discount, the Borrower shall prepay all Qualifying Loans.
(v)Each Discounted Voluntary Prepayment shall be made within five (5) Business Days of the Acceptance Date (or such later date as the Administrative Agent shall reasonably agree, given the time required to calculate the Applicable Discount and determine the amount and holders of Qualifying Loans), without premium or penalty (but subject to Section 3.04), upon irrevocable notice substantially in the form of Exhibit I hereto (each a “Discounted Voluntary Prepayment Notice”), delivered to the Administrative Agent no later than 1:00 p.m., New York City time, three (3) Business Days prior to the date of such Discounted Voluntary Prepayment, which notice shall specify the date and amount of the Discounted Voluntary Prepayment and the Applicable Discount determined by the Administrative Agent. Upon receipt of any Discounted Voluntary Prepayment Notice, the Administrative Agent shall promptly notify each relevant Lender thereof. If any Discounted Voluntary Prepayment Notice is given, the amount specified in such notice shall be due and payable to the applicable Lenders, subject to the Applicable Discount on the applicable Loans, on the date specified therein together with accrued interest (on the par principal amount) to but not including such date on the amount prepaid. The par principal amount of each Discounted Voluntary Prepayment of a Term Loan shall be applied ratably to reduce the remaining installments of such Class of Term Loans (as applicable).
(vi)To the extent not expressly provided for herein, each Discounted Voluntary Prepayment shall be consummated pursuant to procedures (including as to timing, rounding, minimum amounts, Type and Interest Periods and calculation of Applicable Discount in accordance with Section 2.03(d)(ii) above) established by the Administrative Agent and the Borrower, each acting reasonably.
(vii)Prior to the delivery of a Discounted Voluntary Prepayment Notice, (A) upon written notice to the Administrative Agent, the Borrower may withdraw or modify its offer to make a Discounted Voluntary Prepayment pursuant to any Discounted Prepayment Option Notice and (B) no Lender may withdraw its offer to participate in a Discounted Voluntary Prepayment pursuant to any Lender Participation Notice unless the terms of such proposed Discounted Voluntary Prepayment have been modified by the Borrower after the date of such Lender Participation Notice.
(viii)Nothing in this Section 2.03(d) shall require the Borrower to undertake any Discounted Voluntary Prepayment.
(e)All Prepayments. Upon (i) an optional prepayment in accordance with Section 2.03(a), (ii) [reserved], (iii) a mandatory prepayment in accordance with Section 2.03(b)(iii) or
(iv) an acceleration of the Loans pursuant to Section 8.02 (whether automatic or optional acceleration) following an Event of Default, the Borrower shall make an additional payment to the Administrative Agent for the account of the Lenders in an aggregate amount equal to (x) if such repayment or acceleration occurs on or prior to the twelve (12) month anniversary of the Closing Date (the “Make-Whole Expiry Date”), the Make-Whole Amount determined for the repayment date with respect to such principal amount plus any accrued and unpaid interest and other amounts due thereon or (y) if such repayment or acceleration occurs after the Make-Whole Expiry Date, a fee (the “Repayment Fee”) in an amount equal to (1) if such repayment or acceleration occurs following the Make-Whole Expiry Date but on or prior to the twenty-four
(24) month anniversary of the Closing Date, 2.00% of the principal of such repaid or accelerated amount, (2) if such repayment or acceleration occurs following the twenty-four month anniversary of the Closing Date but on or prior to the thirty-six (36) month anniversary of the Closing Date, 1.00% of the principal of such repaid or accelerated amount or (3) if such repayment occurs following the thirty-six (36) month anniversary of the Closing Date, 0.00% of such repaid or accelerated amount plus any accrued and unpaid interest and other amounts due thereon.
Section 2.04    Termination or Reduction of Commitments.
(a)Optional. The Borrower may, upon written notice to the Administrative Agent, terminate the unused Delayed Draw Term Commitments, or from time to time permanently reduce the unused Delayed Draw Term Commitments; provided that (i) any such notice shall be received by the Administrative Agent by noon three (3) Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in an aggregate amount of
$1,000,000 or any whole multiple of $100,000 in excess thereof. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Delayed Draw Term Commitments if such termination would have resulted from a refinancing, which refinancing shall not be consummated or otherwise shall be delayed.
(b)Mandatory. (i) The Initial Term Commitment of each Initial Term Lender shall be automatically and permanently reduced to $0 upon the making of such Initial Term Lender’s Initial Term Loans pursuant to Section 2.01(a) and (ii) the Delayed Draw Term Commitment of each Delayed Draw Term Lender shall be automatically and permanently reduced to $0 upon the making of all such Delayed Draw Term Lender’s Delayed Draw Term Loans pursuant to Section 2.01(b).
(c)Application of Commitment Reductions. The Administrative Agent will promptly notify the Lenders of any termination or reduction of unused Term Commitments of any Class under this Section 2.04. Upon any reduction of unused Term Commitments of any Class, the Term Commitment of each Lender of such Class shall be reduced by such Lender’s Applicable Percentage of the amount by which such Term Commitments are reduced (other than the termination of the Term Commitment of any Lender as provided in Section 3.06).

Section 2.05 Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders holding each Class of Term Loans in Dollars (i) on the last Business Day of each March, June, September and December, commencing with the first full fiscal quarter ending after the Closing Date an aggregate principal amount equal to
$911,779.45 and (ii) on the Maturity Date for the Term Loans, the aggregate principal amount of all Term Loans outstanding on such date (including, for the avoidance of doubt, any PIK Interest); provided that payments required by Section 2.05(i) above shall be reduced as a result of the application of prepayments in accordance with Section 2.03. In the event any Incremental Term Loans are made, such Incremental Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof.
Section 2.06    Interest.
(a)Subject to the provisions of Section 2.06(c), (i) each SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the SOFR for such Interest Period plus the Applicable Rate; and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.
(b)Subject to the provisions of Section 2.06(c) and in addition to any other interest accrued pursuant to the terms of this Agreement, during the period beginning from and after the Fifth Amendment Effective Date to and including ~~March~~December 31, ~~2025~~2024 (the “Specified Interest Period”), the principal balance (including, for the avoidance of doubt, any PIK Interest thereon) of each Loan shall bear interest thereon during such period at the Specified Interest Rate based on a year consisting of three hundred sixty (360) days, with interest computed daily based on the actual number of days elapsed, which amount shall, subject to Section 2.06(c), be added on each Interest Payment Date to the outstanding principal balance of such Loan during the Specified Interest Period so as to increase the outstanding principal balance of such Loan, which principal amount shall accrue interest payable as provided in this Section 2.06, and which accrued and unpaid amount shall be payable when the principal amount of such Loan is payable in accordance with Section 2.05; provided that, for each Interest Payment Date that occurs during the Specified Interest Period, in lieu of PIK Interest described in this Section 2.06(b), the Borrower may irrevocably elect (a “Specified Cash Interest Election”) to pay 100% of the accrued and unpaid interest due on such Interest Payment Date pursuant to this Section 2.06(b) in cash by delivering prior written notice to the Administrative Agent no later than five (5) Business Days prior to such Interest Payment Date. In the event of a Specified Cash Interest Election, accrued and unpaid interest pursuant to this Section 2.06(b) shall, in lieu of PIK Interest, be paid in cash on the Interest Payment Date immediately following such Specified Cash Interest Election.
(c)The Borrower shall pay interest on past due amounts (including, for the avoidance of doubt, any Call Premium and any PIK Interest) under this Agreement at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand to the fullest extent permitted by and subject to applicable Laws, including in relation to any required additional agreements.
(d)Interest on each Loan shall be due and payable in the currency in which such Loan is denominated in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein; provided, however, that one percent (1.00%) of such interest may, at Borrower’s option, be payable in kind by adding an amount equal to such one percent (1.00%) interest to the then outstanding principal balance of the Term Loans so paid in kind on each Interest Payment Date so as to increase the outstanding principal balance of such Term Loans on such Interest Payment Date within five (5) Business Days’ notice to the Administrative Agent. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.
(e)In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR.
Section 2.07    Fees and Additional Interest.
(a)The Borrower shall pay to the Agents or the Sole Lead Arranger, as applicable, such fees as shall have been separately agreed upon in writing (including in the Fee Letter) in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).
(b)On the earlier of (x) the date on which the Rights Offering is consummated and
(y) December 8, 2023 (such earlier date, the “Fifth Amendment Additional Interest Payment Date”), as additional interest and consideration for entering into the Fifth Amendment, the Borrower agrees to pay each Lender an amount equal to 0.25% of (x) the Outstanding Amount of the Loans held by such Lender as of the Fifth Amendment Effective Date minus (y) to the extent the Rights Offering has been consummated and the Net Cash Proceeds thereof realized or received by the Borrower to prepay the Loans in accordance with Section 2.03(b)(ii)(D) as of the Fifth Amendment Additional Interest Payment Date, such Lender’s Applicable Percentage of
$50,000,000 (the “Fifth Amendment Additional Interest”). The Fifth Amendment Additional Interest will be in all respects fully earned, due and payable on the Fifth Amendment Additional Interest Payment Date and non-refundable and non-creditable thereafter, and at the Borrower’s irrevocable election on or prior to the Fifth Amendment Additional Interest Payment Date shall be either (i) paid in cash or (ii) paid-in-kind whereby such amount shall be added to the outstanding principal balance of the Loans held by such Lender as of the Fifth Amendment Additional Interest Payment Date so as to increase the outstanding principal balance of such Loans; provided that, if the Borrower fails to notify the Administrative Agent in writing (email to be sufficient) of its irrevocable election on or prior to the Fifth Amendment Additional Interest Payment Date, then the Borrower shall be deemed to have elected payment-in-kind as of the Fifth Amendment Additional Interest Payment Date.
(c)On the Eighth Amendment Effective Date, as additional interest and consideration for entering into the Eighth Amendment, the Borrower agrees to pay each Lender an amount equal to 0.50% of the Outstanding Amount of the Loans held by such Lender as of the Eighth Amendment Effective Date (the “Eighth Amendment Additional Interest”). The Eighth Amendment Additional Interest will be in all respects fully earned, due and payable in immediately available funds denominated in Dollars on the Eighth Amendment Effective Date and non-refundable and non-creditable thereafter.
(d)As additional interest and consideration for entering into the Ninth Amendment, the Borrower agrees to pay on January 2, 2025 (the “Ninth Amendment Additional Interest Payment Date”) to each Lender an amount equal to 0.25% of the Outstanding Amount of the Loans held by such Lender as of the Ninth Amendment Effective Date (the “Ninth Amendment Additional Interest”). The Ninth Amendment Additional Interest will be in all respects fully earned on the Ninth Amendment Effective Date and due and payable in immediately available funds denominated in Dollars on the Ninth Amendment Additional Interest Payment Date and non-refundable and non-creditable thereafter.
Section 2.08 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of three hundred sixty-five (365) days or three hundred sixty-six (366) days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which such Loan is made, and shall not accrue on such Loan, or any portion thereof, for the day on which such Loan or such portion is paid; provided that any such Loan that is repaid on the same day on which it is made shall, subject to Section 2.10(a), bear interest for one (1) day. All interest hereunder on any Loan shall be computed on a daily basis based upon the outstanding principal amount of such Loan as of the applicable date of determination. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.
Section 2.09    Evidence of Indebtedness.
(a)The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by one or more entries in the Register. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall be conclusive in the absence of demonstrable error. Upon the request of any Lender, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Note payable to such Lender or its registered assigns, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
Section 2.10    Payments Generally.
(a)All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office and in immediately available funds not later than
3.00 p.m., New York City time, on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Applicable Lending Office. All payments received by the Administrative Agent after 3:00 p.m., New York City time, may (in the sole discretion of the Administrative Agent) be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. All payments under each Loan Document shall be made in Dollars.
(b)If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of SOFR Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.
(c)Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:
(i)if the Borrower failed to make such payment, then the applicable Lender agrees to pay to the Administrative Agent forthwith on demand the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, it being understood that nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Term Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder; and
(ii)if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at the interest rate applicable to such Loan. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Term Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.10(c) shall be conclusive, absent demonstrable error.

(d)If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.
(e)The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation.
(f)Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(g)Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Applicable Percentage of the Outstanding Amount of all Loans outstanding at such time.
Section 2.11 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that (x) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon and (y) the provisions of this Section 2.11 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.11 may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of demonstrable error) of participations purchased under this Section 2.11 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.11 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations so purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.
Section 2.12    Incremental Credit Extensions.
(a)Until the eighteen (18) month anniversary of the Closing Date and so long as (x) the Delayed Draw Term Commitments have been fully funded prior to, or at the time of, the addition of any Incremental Facility and (y) the Incremental Term Loan Conditions shall have been satisfied, subject to the terms and conditions set forth herein, the Borrower may, by written notice to the Administrative Agent (whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders), request to increase the amount of Term Loans or add one or more additional tranches of term loans (any such Term Loans or additional tranche of term loans, the “Incremental Term Loans”). Notwithstanding anything to contrary herein, the aggregate amount of all Incremental Facilities (determined at the time of incurrence) shall not exceed
$100,000,000. Each Incremental Facility shall be in an integral multiple of $1,000,000 and be in an aggregate principal amount that is not less than $10,000,000, provided that such amount may be less than the applicable minimum amount if such amount represents all the remaining availability hereunder as set forth above or is incurred in connection with a Permitted Acquisition. Each Incremental Facility shall have the same guarantees as, and be secured on a pari passu basis by the same Collateral securing, all of the other Obligations under this Agreement.
(b)Any Incremental Term Loans (i) for purposes of prepayments, shall be treated substantially the same as (and in any event no more favorably than) the then-existing Term Loans, (ii) shall have interest rate margins and (subject to clauses (iii) and (iv)) amortization schedule as determined by the Borrower and the lenders thereunder (provided that, if the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all lenders providing such Incremental Term Loans (but excluding customary arrangement or commitment fees payable to any arranger or bookrunner or their Affiliates in connection therewith)) relating to any Incremental Term Loan exceeds the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all Lenders providing the then-existing Term Loans (but excluding customary arrangement or commitment fees payable to any arranger, bookrunner or agent or their Affiliates in connection therewith)) relating to any then-existing Term Loans immediately prior to the effectiveness of the applicable Incremental Facility Amendment by more than 0.50%, the Applicable Rate relating to such Term Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all lenders providing such Incremental Term Loans (but excluding customary arrangement or commitment fees payable to any arranger or bookrunner or their Affiliates in connection therewith)) relating to such Incremental Term Loans minus 0.50%; provided that, if the Incremental Term Loans include an interest rate floor greater than the applicable interest rate floor under such Term

Loans, such differential between interest rate floors shall be equated to the Applicable Rate for purposes of determining whether an increase to the Applicable Rate under such Term Loans shall be required, but only to the extent an increase in the interest rate floor in such Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Rate) applicable to such Term Loans shall be increased to the extent of such differential between interest rate floors), (iii) any Incremental Term Loan shall not have a final maturity date earlier than the Maturity Date applicable to the then-existing Term Loans, (iv) any Incremental Term Loan shall not have a Weighted Average Life to Maturity that is shorter than the Weighted Average Life to Maturity of the then-existing Term Loans, (v) any Incremental Term Loans shall be secured only by the Collateral on an equal priority basis, (vi) except as otherwise required or as permitted in clauses (i) through (v) above, the other terms of any Incremental Term Loans shall be on terms and pursuant to documentation to be determined by the Borrower and the Lenders and/or the Additional Lenders providing such Incremental Term Loans and shall, at all times prior to the Latest Maturity Date then in effect at the time of such incurrence, be substantially consistent with the terms of then-existing Term Loans; provided that such terms may be inconsistent with the terms of the then existing Term Loans if reasonably satisfactory to the Administrative Agent (it being understood that no consent shall be required from the Administrative Agent for terms or conditions that are more restrictive than the terms or conditions of the then-existing Term Loans if the Lenders receive the benefit of such terms or conditions through their addition to the then-existing Term Loans or to the extent that they apply solely to periods following the Maturity Date with respect to the then-existing Term Loans); and
(vii) no Event of Default has occurred and is continuing (or if the proceeds of such Incremental
Facility are to be used, in whole or in part, to finance a Permitted Acquisition, no Default or Event of Default shall result therefrom).
(c)Each notice from the Borrower pursuant to this Section 2.12 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Any additional bank, financial institution, existing Lender or other Person that elects to extend Incremental Term Loans shall be reasonably satisfactory to the Borrower and the Administrative Agent (any such bank, financial institution, existing Lender or other Person being called an “Additional Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, such Additional Lender and the Administrative Agent; provided that no Incremental Term Loans may be provided by an Affiliated Lender unless, after giving effect to such Incremental Term Loans, the aggregate Outstanding Amount of all Term Loans that are held by Affiliated Lenders (other than Affiliated Debt Funds) does not exceed 25% of the aggregate Outstanding Amount of the Term Loans then outstanding. Existing Lenders as of such time shall first be offered an opportunity to provide or participate in such additional tranches of loans or increases to existing tranches of loans on a pro rata basis (or less than pro rata basis at the election of each existing Lender); provided, that each existing such Lender shall, to the extent that it intends to provide or participate in such additional tranches of loans or increases to existing tranches of loans, respond as soon as reasonably practicable and in any event within fifteen (15) Business Days after the Borrower makes such offer to such Lender (and if no such response is received by the Borrower within such period, such Lender will be deemed to have declined the opportunity to provide or participate in such additional tranches of loans or increases to existing tranches of loans). No Lender shall be obligated to provide any Incremental Term Loans, unless it so agrees. Term Commitments in respect of any Incremental Term Loans may become Term Commitments under this Agreement. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.12. The effectiveness of any

Incremental Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders, be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that all references to “the date of such Credit Extension” in Section 4.02 shall be deemed to refer to the Incremental Facility Closing Date).
Section 2.13 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the Term Commitment and Outstanding Amount of Term Loans of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.01); provided that any waiver, amendment or modification of a type described in clause (a), (b) or (c) of the first proviso in Section 10.01 that would apply to the Term Commitments or Obligations owing to such Defaulting Lender shall require the consent of such Defaulting Lender with respect to the effectiveness of such waiver, amendment or modification with respect to the Term Commitments or Obligations owing to such Defaulting Lender.
ARTICLE III
Taxes, Increased Costs Protection and Illegality
Section 3.01    Taxes.
(a)Except as provided in this Section 3.01, any and all payments by the Borrower or any Guarantor to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any Taxes unless required by applicable Law. If any applicable Withholding Agent shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) if such Taxes are Indemnified Taxes, the sum payable by the applicable Borrower or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such applicable Withholding Agent shall make such deductions,
(iii) such applicable Withholding Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty
(30) days after the date of such payment by such applicable Withholding Agent (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), such applicable Withholding Agent shall furnish to the Borrower and such Agent or Lender (as the case may be) the original or a facsimile copy of a receipt evidencing payment thereof to the extent such a receipt is issued therefor, or other written proof of payment thereof that is reasonably satisfactory to the Administrative Agent.
(b)In addition, the Borrower agrees to pay all Other Taxes.
(c)Without duplication of any amounts payable pursuant to Section 3.01(a) or Section 3.01(b), the Borrower agrees to indemnify each Agent and each Lender for any reasonable expenses arising from the Indemnified Taxes and Other Taxes or with respect thereto, in each case whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Body. Such Agent or Lender, as the case may be, will, at the Borrower’s request, (A) provide the Borrower with a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts or (B) have the

(d)amount of such Indemnified Taxes or Other Taxes verified by an independent accountant selected by such Agent or Lender. Payment under this Section 3.01(c) shall be made within ten
(10) days after the date Borrower receives such Lender’s or such Agent’s written demand therefor.
(e)If any Lender or Agent determines, in its reasonable discretion, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrower or any Guarantor pursuant to this Section 3.01, it shall promptly remit an amount equal to such refund as soon as practicable after it is determined that such refund pertains to Indemnified Taxes or Other Taxes (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower or any Guarantor under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund plus any interest included in such refund by the relevant taxing authority attributable thereto) to the Borrower, net of all reasonable out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be and without interest (other than any interest paid by the relevant taxing authority with respect to such refund); provided that the Borrower, upon the request of the Lender or Agent, as the case may be, agrees promptly to return an amount equal to such refund (plus any applicable interest, additions to tax or penalties) to such party in the event such party is required to repay such refund to the relevant taxing authority. Such Lender or Agent, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that such Lender or Agent may delete any information therein that such Lender or Agent deems confidential). Nothing herein contained shall interfere with the right of a Lender or Agent to arrange its Tax affairs in whatever manner it thinks fit nor oblige any Lender or Agent to claim any Tax refund or to make available its Tax returns or disclose any information relating to its Tax affairs or any computations in respect thereof or require any Lender or Agent to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.
(f)Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 3.01(a) or (c) with respect to such Lender it will, if requested by the Borrower, use commercially reasonable efforts (subject to legal and regulatory restrictions), at Borrower’s expense, to designate another Applicable Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the judgment of such Lender, cause such Lender and its Applicable Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.01(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.01(a) or (c).
(g)Each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by law, or reasonably requested by the Borrower or the Administrative Agent, certifying as to any entitlement of such Lender to an exemption from, or reduction in, any withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any documentation specifically referenced below) expired, obsolete or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new
(h)

documentation reasonably requested by the applicable Withholding Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so.
Without limiting the generality of the foregoing:
(i)Each Lender that is a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement two properly completed and duly signed original copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding;
(ii)Each Lender that is not a “United States person” (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter when required by Law or upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable:
(A)two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms) claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(B)two duly completed copies of Internal Revenue Service Form W-8ECI (or any successor forms),
(C)in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) or the Code, (x) a certificate, in substantially the form of Exhibit J (any such certificate a “United States Tax Compliance Certificate”), or any other form approved by the Administrative Agent, to the effect that such Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, and that no payments in connection with the Loan Documents are effectively connected with such Lender’s conduct of a U.S. trade or business and (y) two duly completed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms),
(D)to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Lender that has granted a participation), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN or W-8BEN-E, as applicable (or any successor forms), United States Tax Compliance Certificate, Form W-9, Form W-8IMY (or other successor forms) or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)), or
(E)two duly completed copies of any other form prescribed by applicable
U.S. federal income tax laws (including the Treasury regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding tax on any payments to such Lender under the Loan Documents.
(iii)If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their FATCA obligations, to determine whether such Lender has or has not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment.
Notwithstanding any other provision of this clause (f), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.
(i)The Administrative Agent shall provide the Borrower with two duly completed original copies of, if it is a United States person (as defined in Section 7701(a)(30) of the Code), Internal Revenue Service Form W-9 certifying that it is exempt from U.S. federal backup withholding, and, if it is not a United States person, (1) Internal Revenue Service Form W-8ECI with respect to payments to be received by it as a beneficial owner and (2) Internal Revenue Service Form W-8IMY (together with required accompanying documentation) with respect to payments to be received by it on behalf of the Lenders, and shall update such forms periodically upon the reasonable request of the Borrower. Notwithstanding any other provision of this clause (g), the Administrative Agent shall not be required to deliver any form that such Administrative Agent is not legally eligible to deliver.
Section 3.02    Inability to Determine Rates; Alternative Rate of Interest. Subject to Section 3.09, if, on or prior to the first day of any Interest Period for any SOFR Loan:
(a)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or
(b)the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Adjusted Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Borrower and each Lender.
Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period. Upon any such conversion, the Loan Parties shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 3.04. Subject to Section 3.09, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination.
Section 3.03    Increased Cost and Reduced Return; Capital Adequacy; Reserves on SOFR Loans.
(a)If any Lender determines that as a result of any Change in Law, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loan, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.03(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes or Other Taxes indemnifiable under Section 3.01, (ii) Excluded Taxes or (iii) reserve requirements contemplated by Section 3.03(c) or included in determining the Reserve Percentage), then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction; provided that in the case of any Change in Law only applicable as a result of the proviso set forth in the definition thereof, such Lender will only be compensated for such amounts that would have otherwise been imposed under the applicable increased cost provisions and only to the extent the applicable Lender is imposing such charges on other similarly situated borrowers under comparable syndicated credit facilities.
(b)If any Lender determines that as a result of any Change in Law regarding capital adequacy or any change therein or in the interpretation thereof, in each case after the date hereof, or compliance by such Lender (or its Applicable Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s desired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.05), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand.
(c)The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves (other than reserves taken into account in the calculation of the Reserve Percentage) with respect to liabilities or assets consisting of or including eurocurrency funds or deposits, additional interest on the unpaid principal amount of each SOFR Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of demonstrable error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Term Commitments or the funding of the

SOFR Loans (other than reserves taken into account in the calculation of the Reserve Percentage), such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Term Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent demonstrable error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days after receipt of such notice.
(d)Subject to Section 3.05(b), failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.03 shall not constitute a waiver of such Lender’s right to demand such compensation.
(e)If any Lender requests compensation under this Section 3.03 then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Applicable Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Applicable Lending Office(s) to suffer no material economic, legal or regulatory disadvantage; and provided, further, that nothing in this Section 3.03(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.03(a), (b), (c) or (d).

Section 3.04 Compensation for Losses. In the event of (a) the payment of any principal of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any SOFR Loan other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (c) the failure to borrow, convert, continue or prepay any SOFR Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any SOFR Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 3.06(a), then, in any such event, the Borrower shall compensate each Lender for any loss, cost and expense attributable to such event, including any loss, cost or expense arising from the liquidation or redeployment of funds or from any fees payable. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
Section 3.05 Matters Applicable to All Requests for Compensation.
(a)Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of demonstrable error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.
(b)With respect to any Lender’s claim for compensation under Section 3.01, Section 3.03 or Section 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.03, the Borrower may, by written notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue SOFR Loans from one Interest Period to another, or to convert Base Rate Loans into SOFR Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.05(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested or the right of Borrower under Section 3.06.
(c)If the obligation of any Lender to make or continue any SOFR Loan from one Interest Period to another, or to convert Base Rate Loans into SOFR Loans shall be suspended pursuant to Section 3.05(b) hereof, such Lender’s SOFR Loans denominated in Dollars shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such SOFR Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.01, Section 3.02, Section 3.03 or Section 3.04 hereof that gave rise to such conversion no longer exist:
(i)to the extent that such Lender’s SOFR Loans denominated in Dollars have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s SOFR Loans shall be applied instead to its Base Rate Loans; and
(ii)all Loans denominated in Dollars that would otherwise be made or continued from one Interest Period to another by such Lender as SOFR Loans shall be made or continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be converted into SOFR Loans shall remain as Base Rate Loans.
(d)If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.01, Section 3.02, Section 3.03 or Section
3.04 hereof that gave rise to the conversion of such Lender’s SOFR Loans denominated in Dollars pursuant to this Section 3.05 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when SOFR Loans made by other Lenders are outstanding, such Lender’s Base Rate Loans shall be automatically converted to SOFR Loans, on the first day(s) of the next succeeding Interest Period(s) for such outstanding SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Term Commitments.
Section 3.06    Replacement of Lenders under Certain Circumstances.
(a)If at any time (i) any Lender requests reimbursement for amounts owing pursuant to Section 3.01 or Section 3.03 as a result of any condition described in such Sections or any Lender ceases to make SOFR Loans as a result of any condition described in Section 3.02, Section 3.03 or Section 3.07, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on prior written notice to the Administrative Agent and such Lender, replace such Lender by requiring such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (or, with respect to clause (iii) above, all of its rights and obligations with respect to the Class of Loans or Term Commitments that is the subject of the related consent, waiver or amendment) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided, further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.03 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and
(B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to the applicable departure, waiver or amendment of the Loan Documents.
(b)Any Lender being replaced pursuant to Section 3.06(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s Term Commitment and outstanding Loans, as applicable (provided that the failure of any such Lender to execute an Assignment and Assumption shall not render such assignment invalid and such assignment shall be recorded in the Register) and (ii) except as set forth in (C) of this Section 3.06 (b), deliver Term Notes, if any, evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Term Commitments and outstanding Loans, as applicable,
(B) all obligations of the Loan Parties owing to the assigning Lender relating to the Loan Documents and participations so assigned shall be paid in full by the assignee Lender or the Loan Parties (as applicable) to such assigning Lender concurrently with such assignment and assumption, and any amounts owing to the assigning Lender (other than a Defaulting Lender) under Section 3.04 as a consequence of such assignment and the premium, if any, that would have been payable by the Borrower on such date pursuant to Section 2.03(e) if such Lender’s Term Loans subject to such assignment had been prepaid on such date shall have been paid by the Borrower to the assigning Lender (other than a Defaulting Lender) and (C) upon such payment and, if so requested by the assignee Lender, the assignor Lender shall deliver to the assignee Lender the appropriate Term Note executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Term Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.
(c)In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders (A) consent to a departure or waiver of any provisions of the Loan Documents or (B) agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”
(d)Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of this Section 3.06 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender making such assignment need not be a party thereto.
Section 3.07 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Body has asserted that it is unlawful, for any Lender or its Applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent) (an “Illegality Notice”), (a) any obligation of the Lenders to make SOFR Loans, and any right of the Borrower to continue SOFR Loans or to convert Base Rate Loans to

SOFR Loans, shall be suspended, and (b) the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case until each affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of an Illegality Notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all SOFR Loans to Base Rate Loans (the interest rate on which Base Rate Loans shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such SOFR Loans to such day, or immediately, with regard to any Lender that may not lawfully continue to maintain such SOFR Loans to such day, in each case until the Administrative Agent is advised in writing by each affected Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.04.
Section 3.08 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder and any assignment of rights by or replacement of a Lender.
Section 3.09    Benchmark Replacement Setting.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.09 will occur prior to the applicable Benchmark Transition Start Date.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.09(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.09, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.09.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a SOFR Borrowing or conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted to Base Rate Loans at the end of the applicable Interest Period. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.
ARTICLE IV
Conditions Precedent to Credit Extensions
Section 4.01 Conditions to Closing Date. The obligation of each Lender to make the Initial Term Loans is subject to satisfaction of the following conditions precedent (or waiver thereof in accordance with Section 10.01):
(a)The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)executed counterparts of this Agreement;

(ii)a Term Note executed by the Borrower in favor of each Lender that has requested a Term Note at least five (5) Business Days in advance of the Closing Date;
(iii)executed counterparts of the Guaranty from each of the Loan Parties listed on the signature pages thereto;
(iv)each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with (except as provided in such Collateral Documents):
(A)certificates, if any, representing the pledged equity referred to therein accompanied by undated stock powers executed in blank and (if applicable) instruments evidencing the pledged debt referred to therein endorsed in blank; and
(B)evidence that all other actions, recordings and filings that the Administrative Agent or Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent and Collateral Agent;
provided that if, notwithstanding the Borrower’s use of commercially reasonable efforts without undue burden or expense to cause this clause (iv) to be satisfied on the Closing Date, the requirements hereof (other than (a) the execution of each Collateral Document set forth on Schedule 1.01A required to be executed on the Closing Date as indicated on such schedule by each Loan Party thereto, (b) the pledge and perfection of security interests in the certificated Equity Interests (to the extent possession of such certificates perfects a security interest therein) of each direct Subsidiary of the Borrower that is a Material Subsidiary that constitutes a Domestic Subsidiary (provided that such Equity Interests are not Excluded Equity) and (c) delivery of Uniform Commercial Code financing statements (other than fixture filings on real estate) with respect to perfection of security interests in the assets of the Loan Parties that may be perfected by the filing of a financing statement under the Uniform Commercial Code) are not satisfied as of the Closing Date, the satisfaction of such requirements shall not be a condition to the making of the Initial Term Loans to the Borrower on the Closing Date (but shall be required to be satisfied as promptly as practicable after the Closing Date and in any event within the period specified therefor in Schedule 6.12) (which shall be no earlier than 60 days after the Closing Date);
(v)a certificate of each Loan Party, certified by a secretary or other Responsible Officer (1) copies of Organization Documents of the Loan Parties (including any by-laws or other applicable operating agreement of the Loan Parties), (2) resolutions or other action, (3) good standing certificates, and (4) incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;
(vi)an opinion of Akerman LLP, counsel to the Loan Parties;
(vii)a certificate signed by a Responsible Officer of the Borrower certifying that (A) since March 12, 2021, there shall not have occurred and be continuing, any change, event, occurrence, state of facts or development that has had, or would reasonably be expected to have, a Company Material Adverse Effect and (B) the condition set forth in clause (c)(ii) below is satisfied;
(viii)a certificate substantially in the form of Exhibit K attesting to the Solvency of the Borrower and its Subsidiaries (on a consolidated basis) on the Closing Date after giving effect to the Transaction, from the Borrower’s chief financial officer or other officer with equivalent duties; and
(ix)a Committed Loan Notice relating to the Credit Extension to be made on the Closing Date.
(b)All fees required to be paid on the Closing Date pursuant to the Fee Letter and reasonable out-of-pocket expenses required to be paid hereunder or pursuant to the Fee Letter, to the extent invoiced at least three (3) Business Days prior to the Closing Date (except as otherwise agreed to by the Borrower), in each case, shall have been paid in full in cash or will be paid on the Closing Date.
(c)Prior to or substantially simultaneously with the Closing Date, (i) the Equity Contribution in at least the amount set forth in the definition thereof shall have been consummated and (ii) the Acquisition shall be consummated in all material respects in accordance with the terms of the Acquisition Agreement, after giving effect to any modifications, amendments, supplements, consents, waivers or requests, other than those modifications, amendments, supplements, consents, waivers or requests (including the effects of any such requests) by the Borrower that are materially adverse to the interests of the Lenders or the Administrative Agent, without the prior consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that any modification, amendment, supplement, consent, waiver or request that results in (a) any decrease in the consideration for the Acquisition shall be deemed not to be materially adverse to the interests of the Administrative Agent or Lenders so long as such decrease reduced, on a dollar-for-dollar basis, the aggregate amount of the Initial Term Loans, (b) any increase in the consideration for the Acquisition shall be deemed not to be materially adverse to the interests of the Administrative Agent or Lenders so long as funded with proceeds of common equity or preferred equity that does not constitute Disqualified Equity Interests and (c) any adverse amendment to the definition of “Company Material Adverse Effect” is materially adverse to the interests of the Lenders and Administrative Agent ).
(d)The Administrative Agent shall have received (i) the Audited Financial Statements and (ii) the Unaudited Financial Statements.
(e)Prior to or substantially simultaneously with the Closing Date, the Refinancing shall have been consummated.
(f)The Specified Acquisition Agreement Representations shall be true and correct in all material respects on and as of the Closing Date, and the Specified Representations shall be true and correct in all material respects on and as of the Closing Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse

Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(g)The Administrative Agent shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least five (5) Business Days prior to the Closing Date by the Administrative Agent that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.
For purposes of determining whether the Closing Date has occurred, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be, unless such Lender has notified the Administrative Agent of any disagreement prior to the Closing Date.
Section 4.02 Conditions to Subsequent Credit Extensions. The obligation of each Lender to honor any Committed Loan Notice for the making of a Delayed Draw Term Loan is subject to the following conditions precedent:
(a)The representations and warranties of the Borrower and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; provided however, if the proceeds of such Delayed Draw Term Loans will be used in connection with a Permitted Acquisition, solely the Specified Representations shall be true and correct in all material respects on and as of the Delayed Draw Funding Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(b)No Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds therefrom; provided that, if the proceeds of such Delayed Draw Term Loans will be used in connection with a Permitted Acquisition, this clause (b) shall only require that no Event of Default shall have occurred and be continuing, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.
(c)The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.
(d)The Consolidated Total Net Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available, calculated on a Pro Forma Basis and giving effect to the use of proceeds of such Delayed Draw

Term Loans (excluding the cash proceeds to the Borrower of such Delayed Draw Term Loans), shall not exceed 2.50 to 1.00.
(e)The proceeds of borrowings of Delayed Draw Term Loans shall only be used by the Borrower (A) to finance Permitted Acquisitions and similar investments (and such Delayed Draw Term Loans may be drawn prior to or substantially simultaneously with the consummation of such Permitted Acquisition or investment), and earn-outs and (B) in each case, to pay related fees and expenses, including earn-out obligations with respect to such Permitted Acquisitions and similar investments.
(f)All fees required to be paid on the Closing Date pursuant to the Fee Letter shall have been paid in full in cash or will be paid on the Delayed Draw Funding Date.
(g)With respect to any Delayed Draw Term Loans used by the Borrower to finance the Freedom Powersports Acquisition, the funding of such Delayed Draw Term Loans shall be subject to (i) Oaktree’s consent (such consent not to be unreasonably withheld) and (ii) Oaktree’s receipt of all due diligence information as it shall have reasonably requested.
Each Committed Loan Notice to obtain a new Term Loan submitted by the Borrower shall be deemed to be a representation and warranty that the applicable conditions specified in Sections 4.02(b) have been satisfied on and as of the date of the applicable Credit Extension.
ARTICLE V
Representations and Warranties
The Borrower represents and warrants to the Agents and the Lenders on the Closing Date and on each Delayed Draw Funding Date (subject to the limitations in Section 4.02(a)) that:
Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each other Restricted Subsidiary (a) is a Person duly incorporated, organized or formed, and validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws (including the USA PATRIOT Act and anti-money laundering laws), orders, writs, injunctions and orders and
(e)has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (a) (other than with respect to the Borrower), (b)(i), (c), (d) or (e), to the extent that failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transaction, (a) have been duly authorized by all necessary corporate or other organizational action and (b) do not and will not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or require any payment to be made under (A) any Contractual Obligation for Indebtedness exceeding the Threshold Amount to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any material order, injunction, writ or decree of any Governmental

Body or any arbitral award to which such Person or its property is subject, (iii) result in the creation of any Lien (other than Permitted Liens) or (iv) violate any material Law; except (in the case of clauses (b)(ii) and (b)(iv)), to the extent that such conflict, breach, contravention, payment or violation could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Body or any other Person is necessary or required to be obtained by the Loan Parties in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transaction, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party thereto. This Agreement and each other Loan Document constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
Section 5.05    Financial Statements; No Material Adverse Effect.
(a)The Audited Financial Statements and Unaudited Financial Statements fairly present in all material respects the consolidated financial condition of the Borrower and its Subsidiaries and the combined financial condition of the Target Companies, as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise disclosed to the Administrative Agent prior to the Closing Date.
(b)Since the date of the most recent audited financial statement provided to the Administrative Agent, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.
Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP or IFRS, or the respective interpretation thereof, and that such restatements will not result in a Default or Event of Default under the Loan Documents.
Section 5.06 Litigation. Except as set forth on Schedule 5.06 (as it may be updated by the Borrower), there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing or contemplated, at law, in equity, in arbitration or before any Governmental Body, by or against the Borrower or any Subsidiary or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 5.07 Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good and valid title to, or valid leasehold interests in, or easements or other limited property interests in, all property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes, Permitted Liens and any Liens and privileges arising mandatorily by Law and, in each case, except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 5.08 Environmental Matters. Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(a)there are no pending or, to the knowledge of the Borrower, threatened claims, actions, suits, notices of violation, notices of potential responsibility, disputes or proceedings by or against any Loan Party or any of their Subsidiaries alleging potential liability or responsibility for violation of, or otherwise relating to, any Environmental Law;
(b)(i) there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or any of their Subsidiaries; and (ii) there has been no Release of Hazardous Materials by any of the Loan Parties or any of their Subsidiaries at, on, under or from any location in a manner which would reasonably be expected to give rise to liability under Environmental Laws;
(c)neither any Loan Party nor any of their Subsidiaries is undertaking, or has completed, either individually or together with other persons, any investigation or response action relating to any actual or threatened Release of Hazardous Materials at any location, either voluntarily or pursuant to the order of any Governmental Body or the requirements of any Environmental Law;
(d)all Hazardous Materials transported from any property currently or, to the knowledge of the Borrower or its Subsidiaries, formerly owned or operated by any Loan Party or any of their Subsidiaries for off-site disposal have been disposed of in compliance with all Environmental Laws;
(e)none of the Loan Parties nor any of their Subsidiaries has contractually assumed any liability or obligation under or relating to any Environmental Law; and
(f)the Loan Parties and each of their Subsidiaries and their respective businesses, operations and properties are and have been in compliance with all Environmental Laws.
Section 5.09 Taxes. The Borrower and each Subsidiary have timely filed all federal, provincial, state, municipal, foreign and other Tax returns and reports required to be filed, and have timely paid all federal, provincial, state, municipal, foreign and other Taxes levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP and, except for failures to file or pay as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no Tax audits, deficiencies, assessments or other claims with respect to the Borrower or any Subsidiary that could, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.
Section 5.10    Compliance with ERISA.
(a)Except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws and applicable foreign laws, respectively.
(b)(i) No ERISA Event or similar event with respect to a Foreign Plan has occurred or is reasonably expected to occur; (ii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (iii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.10, as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.
Section 5.11 Subsidiaries; Equity Interests. As of the Closing Date, neither the Borrower nor any other Loan Party has any Subsidiaries other than those specifically disclosed in Schedule 5.11, and all of the outstanding Equity Interests in the Borrower’s Subsidiaries have been validly issued, are fully paid and, in the case of Equity Interests representing corporate interests, nonassessable and, on the Closing Date, all Equity Interests owned directly or indirectly by the Borrower or any other Loan Party are owned free and clear of all Liens except (i) those created under the Collateral Documents, (ii) those Liens permitted under Sections 7.01(b), (o), (v) (solely with respect to modifications, replacements, renewals or extensions of Liens permitted by Sections 7.01(b) and (o)), (z), (ee), (ff) and (gg) and (iii) any nonconsensual Lien that is permitted under Section 7.01. As of the Closing Date, Schedule 5.11 (a) sets forth the name and jurisdiction of organization or incorporation of each Subsidiary, (b) sets forth the ownership interest of the Borrower and any of its Subsidiaries in each of their Subsidiaries, including the percentage of such ownership and (c) identifies each Person and whether the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement.
Section 5.12    Margin Regulations; Investment Company Act.
(a)No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U or Regulation X of the FRB.
(b)None of the Borrower, any Person Controlling the Borrower or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
Section 5.13 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains when furnished any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates thereto); provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that (i) such projections are as to future events and are not to be viewed as facts and are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, (ii) no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and (iii) such differences may be material.
Section 5.14 Intellectual Property; Licenses, Etc. Each of the Loan Parties and the other Restricted Subsidiaries own, license or possess the right to use, all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are used in or reasonably necessary for the operation of their respective businesses as currently conducted, and, to the knowledge of the Borrower, without violation of the rights of any Person, except to the extent such failures or violations, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any such IP Rights, is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
Section 5.15 Solvency. On the Closing Date after giving effect to the Transaction, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.
Section 5.16 Collateral Documents. The Collateral Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties legal, valid and enforceable Liens on and security interests in, the Collateral described therein and to the extent intended and able to be created thereby, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity, and, subject to requirement (d) of the definition of Collateral and Guarantee Requirement, (i) when all appropriate filings or recordings are made in the appropriate offices as may be required under applicable Laws (which filings or recordings shall be made to the extent required by any Collateral Document) and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent required by any Collateral Document), the Liens created by such Collateral Documents will constitute so far as possible under relevant Law fully perfected Liens on, and security interests in, all right, title and interest of the Loan Parties in such Collateral, in each case subject to no Liens other than Permitted Liens.
Section 5.17    Use of Proceeds.
(a)The proceeds of the Initial Term Loans shall be used solely to consummate the Transactions and to fund any upfront fees in connection therewith;
(b)The proceeds of any Incremental Facility shall be used for working capital requirements and other general corporate purposes of the Borrower and its Subsidiaries including the financing of acquisitions, other investments and dividends, other distributions on account of the Equity Interests of the Borrower permitted hereunder and any other use not prohibited under the Loan Documents.

(c)The proceeds of the Delayed Draw Term Loans shall be used by the Borrower to substantially concurrently finance Permitted Acquisitions and similar investments or “earn-outs” entered into in connection with acquisitions (including the Acquisition) and to pay fees and expenses related thereto.
Section 5.18    Anti-Money Laundering/International Trade Law Compliance.
(a)Neither any Covered Entity nor any Covered Entity Controlling Person is a Sanctioned Person, and no Covered Entity, either in its own right or through any third party, (A) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engages in any dealings or transactions prohibited by any Anti-Terrorism Law.
(b)No part of the proceeds of any Loan will be used for any improper payments, directly or, to the knowledge of the Borrower, indirectly, to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, or any other party (if applicable) in order to obtain, retain or direct business or obtain any improper advantage, in material violation of the FCPA and any similar laws, rules or regulations issued, administered or enforced by any Governmental Body having jurisdiction over the Borrower.
Section 5.19    Labor Matters(a) . Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; and (b) hours worked by and payment made to employees of the Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters.
ARTICLE VI
Affirmative Covenants
From and after the Closing Date and for so long as any Lender shall have any Term Commitment hereunder or for so long as any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due and payable), the Borrower shall, and shall (except in the case of the covenants set forth in Section 6.01, Section 6.02 and Section 6.03) cause each Restricted Subsidiary to:
Section 6.01    Financial Statements.    Deliver to the Administrative Agent for prompt further distribution to each Lender:
(a)as soon as available, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Borrower (or such earlier date as may be required, including any extensions, by the SEC), (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail (it being understood and agreed that the Borrower shall include a statement in its annual reports on Form 10-K filed with the SEC for such period indicating whether it is in compliance with the applicable Financial Covenants for such period) and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to (other than with respect to, or resulting from, the regularly scheduled maturity of the Loans hereunder or any prospective or actual default under any Financial Covenant) any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) management’s discussion and analysis, in reasonable detail and signed by a Responsible Officer of the Borrower, describing the operations and financial condition of the Loan Parties and their Subsidiaries for the fiscal year then ended;
(b)as soon as available, but in any event, within sixty (60) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (or such earlier date as may be required, including any extensions, by the SEC), (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail (it being understood and agreed that the Borrower shall include a statement in its quarterly reports on Form 10-Q filed with the SEC for such period indicating whether it is in compliance with the applicable Financial Covenants for such period) and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end adjustments and the absence of footnotes and (ii) management’s discussion and analysis, in reasonable detail and signed by a Responsible Officer of the Borrower, describing the operations and financial condition of the Loan Parties and their Subsidiaries for the fiscal quarter then ended; provided, however, that in each case with respect to clauses 1) and 2) above, with respect to the fiscal quarter ended September 30, 2021, the Borrower (x) shall only be required to use commercially reasonable efforts to deliver such consolidated balance sheet and management’s discussion and analysis and (y) may elect to provide such consolidated balance sheet and management’s discussion and analysis on a standalone basis solely with respect to the Borrower and its Subsidiaries (excluding the Target Companies).
(c)simultaneously with the delivery of each set of consolidated financial statements referred to in Section 6.01(a) and (b) above the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements (such statements shall not be required to be audited and may be in footnote format).
Section 6.02    Certificates; Other Information.    Deliver to the Administrative Agent for prompt further distribution to each Lender:
(a)together with the delivery of the financial statements referred to in Section 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;
(b)promptly after the same are publicly available, copies of all annual, regular, periodic and special reports, proxy statements and registration statements which the Borrower files with the SEC or with any Governmental Body that may be substituted therefor or with any national securities exchange, as the case may be (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8), and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;
(c)promptly after the furnishing thereof, copies of any requests or notices received by any Loan Party or any of its Subsidiaries (other than in the ordinary course of business) that could reasonably expected to result in a Material Adverse Effect;
(d)together with the delivery of the financial statements pursuant to Section 6.01(a) and each related Compliance Certificate pursuant to Section 6.02(a), (i) a report setting forth the information required by Section 3.03(c) of the Security Agreement or confirming that there has been no change in such information since the Closing Date or for any time after the delivery of the initial Compliance Certificate, since the date of the last annual Compliance Certificate and (ii) a list of Subsidiaries that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such annual Compliance Certificate or a confirmation that there is no change in such information since the later of the Closing Date or, for any time after the delivery of the initial Compliance Certificate, since the date of the last such list;
(e)no later than sixty (60) days following the first day of each fiscal year of the Borrower (commencing with the first fiscal year of the Borrower that commences after the Closing Date), an annual budget (on a quarterly basis) for such fiscal year in form customarily prepared by the Borrower; and
(f)promptly, such additional information regarding the business, legal, financial or corporate affairs of any Loan Party or any Restricted Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.
(g)On each Specified Debt Repayment Date, a duly completed Specified Debt Repayment Compliance Certificate signed by a Responsible Officer of the Borrower.
Documents required to be delivered pursuant to Section 6.01(a) and (b), Section 6.02(b) and (d) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.
The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Subsidiaries, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (v) all such Borrower Materials that are to be made available to Public Lender shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (w) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its respective securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (x) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; (y) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”; and (z) the Borrower hereby authorizes the Administrative Agent and the Lenders to treat the information set forth in Section 6.01(a)(i), Section 6.01(b)(i) and Section 6.02(b), in each case, to be public.
Section 6.03 Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent for prompt further distribution to each Lender:
(a)of the occurrence of any Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto;
(b)any litigation or governmental proceeding (including, without limitation, pursuant to any Environmental Laws, Anti-Terrorism Laws, the USA Patriot Act and the FCPA) pending against the Borrower or any of the Subsidiaries that could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect;
(c)of the occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect;
(d)promptly following the execution and delivery thereof, copies of any amendment, modification, waiver or other change to any Consumer Warehouse Loan Documents; and
(e)promptly following the receipt thereof, copies of any default notices under any Consumer Warehouse Loan Documents not otherwise required to be furnished to the Lenders pursuant to any other provisions of this Agreement.
Section 6.04 Maintenance of Existence. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization or incorporation and (b) take all reasonable action to maintain all rights, privileges (including its good standing), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in the case of clauses (a) (other than with respect to the Borrower) and (b), (i) to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect or (ii) pursuant to a transaction permitted by Section 7.04 or Section 7.05.
Section 6.05 Maintenance of Properties. Except if the failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted, and (b) make all necessary renewals, replacements, modifications, improvements, upgrades, extensions and additions thereof or thereto in accordance with prudent industry practice.
Section 6.06 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and its Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons. If any portion of any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by applicable Laws, the Borrower shall, or shall cause each Loan Party to, (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form reasonably acceptable to the Administrative Agent. Any such insurance (excluding business interruption insurance) maintained in the United States shall name the Collateral Agent as additional insured or loss payee, as applicable.
Section 6.07 Compliance with Laws. Comply in all respects with the requirements of all Laws and all orders, writs, injunctions, decrees and judgments applicable to it or to its business or property (including without limitation Environmental Laws, ERISA and Anti-Terrorism Laws, OFAC and FCPA), except if the failure to comply therewith could not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect.
Section 6.08 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be.
Section 6.09 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties and to discuss its affairs, finances and accounts with its directors, managers, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.09 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year absent the existence of an Event of Default and only one (1) such time shall be at the Borrower’s expense; provided, further, that when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 6.09, none of the Borrower or any Restricted Subsidiary will be required to disclose or permit the inspection or discussion of, any document, information or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) that is subject to attorney client or similar privilege or constitutes attorney work product.
Section 6.10 Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including:
(a)upon the formation or acquisition of any new direct or indirect Wholly-Owned Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Party, the designation in accordance with Section 6.13 of any existing direct or indirect Wholly-Owned Subsidiary as a Restricted Subsidiary or any Excluded Subsidiary ceasing to be an Excluded Subsidiary:
(i)within forty-five (45) days after such formation (unless formed solely in connection with an acquisition, then after such acquisition), acquisition, designation or occurrence or such longer period as the Administrative Agent may agree in its reasonable discretion:
(A)cause each such Restricted Subsidiary to furnish to the Administrative Agent a description of the Material Real Properties owned by such Restricted Subsidiary in detail reasonably satisfactory to the Administrative Agent;
(B)cause each such Restricted Subsidiary to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and (if applicable) instruments evidencing the Indebtedness held by such Restricted Subsidiary and required to be pledged pursuant to the Collateral and Guarantee Requirements and the Collateral Documents, indorsed in blank to the Collateral Agent; and
(C)take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the filing of financing statements, delivery of Security Agreement Supplements and delivery of stock and membership interest certificates) may be necessary in the reasonable opinion of the Collateral Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens with the priority required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in equity or at law) (in a manner and with documentation consistent with the Security Agreement and other Collateral Documents in effect on the Closing Date);
(ii)[reserved]
(iii)as promptly as practicable after the request therefor by the Collateral Agent and to the extent in the Borrower’s possession, deliver to the Collateral Agent with respect to each Material Real Property, any title reports, title insurance policies and surveys or environmental assessment reports; and

(b)after the Closing Date, promptly after the acquisition of any Material Real Property by any Loan Party, if such Material Real Property shall not already be subject to a perfected Lien (subject to Permitted Liens) under the Collateral Documents with the priority required pursuant to the Collateral and Guarantee Requirement and is required to be, the Borrower shall give notice thereof to the Administrative Agent and within sixty (60) days (with such extensions as agreed by the Administrative Agent in its reasonable discretion of the date of such acquisition shall cause such real property to be subjected to a Lien to the extent required by the Collateral and Guarantee Requirement) and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in paragraph (f) of the definition of “Collateral and Guarantee Requirement” (in a manner and with documentation consistent with the Mortgages and other Collateral Documents in effect on the Closing Date) and shall, within forty-five (45) days after the request therefor by the Administrative Agent or the Collateral Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent and the Collateral Agent signed copies of opinions, addressed to the Administrative Agent, the Collateral Agent and the other Secured Parties regarding the corporate formation, existence and good standing of the applicable mortgagor, and such other matters as may be reasonably requested by the Administrative Agent or the Collateral Agent, and each such opinion shall be in form and substance reasonably acceptable to the Administrative Agent and consistent with opinions delivered on the Closing Date).
Section 6.11    Use of Proceeds.
~~.~~ (a)    Use the proceeds of any Credit Extension in the manner set forth in Section 5.17.
(b)    To the extent not otherwise prohibited by the Loan Documents (including, for the avoidance of doubt, Section 7.08), use an amount equal to the Net Cash Proceeds of the Ninth Amendment Capital Raise Transactions solely to repay outstanding obligations under the Convertible Notes at the scheduled maturity thereof.
Section 6.12    Further Assurances and Post-Closing Covenants.
(a)Promptly upon reasonable request by the Administrative Agent or the Collateral Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) subject to the limitations set forth in the Collateral and Guarantee Requirement, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of this Agreement and the Collateral Documents; provided, however, that notwithstanding anything to the contrary contained in this Agreement or any other Collateral Document, nothing in this Agreement or any other Collateral Document shall require the Borrower or any Loan Party to make any filings or take any actions to record or to perfect the Collateral Agent’s security interest in (i) any IP Rights other than the filing of documents effecting the recordation of security interests in the United States Copyright Office or United States Patent and Trademark Office, or (ii) any non-United States IP Rights;
(b)Within ninety (90) days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Borrower shall cause each Material Real Property owned by Borrower or its Restricted Subsidiaries on the Closing Date to be subjected to a Lien (subject to Permitted Liens) to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in paragraph (f) of the definition of “Collateral and Guarantee Requirement” and shall deliver to the Administrative Agent and the Collateral Agent signed copies of opinions, addressed to the Administrative Agent, the Collateral Agent and the other Secured Parties, of local counsel for the Loan Parties in each jurisdiction where a Mortgaged Property is located, regarding the due execution and delivery and enforceability of each such Mortgage, the corporate formation, existence and good standing of the applicable mortgagor, and such other matters as may be reasonably requested by the Administrative Agent or the Collateral Agent, and each such local counsel opinion shall be in form and substance reasonably acceptable to the Administrative Agent;
(c)Within thirty (30) days after the Third Amendment Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Borrower shall cause each Freedom Powersports Owned Real Property to be subjected to a Lien (subject to Permitted Liens) to the extent required by the Collateral and Guarantee Requirement and will take, or cause the relevant Freedom Powersports Acquired Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or the Collateral Agent to grant and perfect or record such Lien, including, as applicable, the actions referred to in paragraph (f) of the definition of “Collateral and Guarantee Requirement” and shall deliver to the Administrative Agent and the Collateral Agent signed copies of opinions, addressed to the Administrative Agent, the Collateral Agent and the other Secured Parties, of local counsel for the Loan Parties in each jurisdiction where a Freedom Powersports Owned Real Property is located, regarding the due execution and delivery and enforceability of each such Mortgage, the corporate formation, existence and good standing of the applicable mortgagor, and such other matters as may be reasonably requested by the Administrative Agent or the Collateral Agent, and each such local counsel opinion shall be in form and substance reasonably acceptable to the Administrative Agent; and
(d)Within the time periods specified on Schedule 6.12 hereto (as each may be extended by the Administrative Agent in its reasonable discretion), complete such undertakings as are set forth on Schedule 6.12 hereto.
Section 6.13    Designation of Subsidiaries.
(a)Subject to Section 6.13(b) below, the Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such previously Unrestricted Subsidiary existing at such time.
(b)The Borrower may not (x) designate any Restricted Subsidiary as an Unrestricted Subsidiary, or (y) designate an Unrestricted Subsidiary as a Restricted Subsidiary, in each case unless:
(i)no Event of Default shall have occurred and be continuing;
(ii)the Borrower is in compliance with the Financial Covenants on a Pro Forma Basis; and
(iii)in the case of clause (x) only, (A) the Subsidiary to be so designated does not (directly, or indirectly through its Subsidiaries) own any Equity Interests or

Indebtedness of, or own or hold any Lien on any property of, the Borrower or any Restricted Subsidiary, and (B) neither the Borrower nor any Restricted Subsidiary shall at any time be directly or indirectly liable for any Indebtedness that provides that the holder thereof may (with the passage of time or notice or both) declare a default thereon or cause the payment thereof to be accelerated or payable prior to its stated maturity upon the occurrence of a default with respect to such Indebtedness of such Unrestricted Subsidiary (including any right to take enforcement action against such Unrestricted Subsidiary).
Notwithstanding anything to the contrary in this Agreement, (i) no Loan Party shall sell, transfer or dispose of material property (including the grant of an exclusive license of intellectual property) to an Unrestricted Subsidiary and (ii) no Subsidiary may be designated as an Unrestricted Subsidiary or continue as an Unrestricted Subsidiary if it owns material property.
Section 6.14 Payment of Taxes. The Borrower will pay and discharge, and will cause each of the Restricted Subsidiaries to pay and discharge, all Taxes imposed upon it or upon its income or profits, or upon any properties belonging to it, in each case on a timely basis, and all lawful claims which, if unpaid, may reasonably be expected to become a lien or charge upon any properties of the Borrower or any of the Restricted Subsidiaries not otherwise permitted under this Agreement; provided that neither the Borrower nor any of the Restricted Subsidiaries shall be required to pay any such Tax or claim which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP or which would not reasonably be expected, individually or in the aggregate, to constitute a Material Adverse Effect.
Section 6.15 Nature of Business; Fiscal Year. The Borrower and its Restricted Subsidiaries will engage only in material lines of business substantially similar to those lines of business conducted by the Borrower and its Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary or ancillary thereto. The Borrower and its Restricted Subsidiaries will not change their fiscal year from ending on December 31; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change the financial reporting convention specified above to any other financial reporting convention reasonably acceptable to the Administrative Agent (such consent not to be unreasonably withheld or delayed), in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement and the other Loan Documents that are necessary in order to reflect such change in financial reporting.
Section 6.16 Deposit Accounts, Commodity Accounts and Securities Accounts; Location and Proceeds of Loans.
(a)The Borrower will, and will cause each other Loan Party to, cause each of their respective Deposit Accounts, Commodities Accounts or Securities Accounts (in each case, other than Excluded Accounts or Excluded Property) to, within forty-five (45) days (or such later date as the Administrative Agent may agree in its sole discretion) following the opening of any such account, at all times be subject to a Control Agreement in accordance with and to the extent required by the Security Agreement and Collateral and Guarantee Requirement.
(b)The Borrower will, and will cause each other Loan Party to, until the proceeds of any Loans are transferred to a third party in a transaction not prohibited by the Loan Documents, hold the proceeds of any Loans made under this Agreement in a Deposit Account and/or a Securities Account that is subject to a Control Agreement (unless such proceeds are transferred to an Excluded Account described in clauses (c) through (d) of the definition thereof to be used exclusively for the purposes described therein).
Section 6.17 Maintenance of Ratings. If requested by the Administrative Agent, the Borrower will use commercially reasonable efforts to obtain and maintain (but not maintain any specific rating) a corporate family and/or corporate credit rating in respect of the Borrower and ratings in respect of the credit facilities provided pursuant to this Agreement, in each case, from at least one of S&P and/or Moody’s.
Section 6.18    ~~Quarterly Conference Calls~~Lender Updates.
~~.~~ (a)    The Borrower will hold quarterly Lender conference calls at reasonable times as requested by the Administrative Agent and, to the extent permitted by applicable Laws, to join quarterly public calls with public equity-holders.
(b)At the request of the Agent, from and after the Ninth Amendment Effective Date through the Maturity Date, the Loan Parties shall cause the Refinancing Advisor to hold bi-weekly calls between the Agent and the Refinancing Advisor at times reasonably agreed upon by the Agent and the Refinancing Advisor to discuss the operations of the Loan Parties and their Subsidiaries and any ongoing, prospective or otherwise contemplated refinancing transactions, asset sale processes, Dispositions processes or other similar or related transactions and/or processes.
(c)In addition to any calls required by Section 6.18(b), from and after the Ninth Amendment Effective Date, the Loan Parties shall cause the Refinancing Advisor to promptly provide, upon receipt or otherwise at the reasonable request of the Agent, the Agent and the Lenders with all material updates or other material information regarding any ongoing, prospective or otherwise contemplated refinancing transactions, asset sale processes, Dispositions processes or other similar or related transactions and/or processes.
Section 6.19 Specified Property Transactions. The Borrower and its Subsidiaries shall use commercially reasonable best efforts to (i) enter into a transaction or series of transactions to directly or indirectly Dispose of all of the Specified Property on commercially reasonable (as reasonably determined in good faith collectively by the Borrower and the Administrative Agent) terms and as a result of arm’s-length negotiations among the parties thereto (the “2023 Specified Property Disposition”); provided that, for the avoidance of doubt, the Borrower and its Subsidiaries shall not take (or fail to take) any action that unreasonably obstructs the consummation of the 2023 Specified Property Disposition; and (ii) use the Net Cash Proceeds of the 2023 Specified Property Disposition realized or received by the Borrower and its Subsidiaries to prepay the Loans in accordance with Section 2.03(b)(ii)(C), in each case, on or before December 31, 2023 (or such later date agreed to in writing by the Administrative Agent Acting in its sole discretion).
Section 6.20    Rights Offering.
(a)On or before December 1, 2023 (or such later date agreed to in writing by the Administrative Agent Acting in its sole discretion), the Borrower shall (i) consummate the Rights Offering and (ii) use the Net Cash Proceeds thereof realized or received by the Borrower in the Rights Offering or from investments made under the Standby Purchase Agreement to prepay the Loans in accordance with Section 2.03(b)(ii)(D).

(b)In connection with the Rights Offering, the Borrower shall (1) offer to each holder of shares of Class A Common Stock and Class B Common Stock (collectively, the “Shares”) (and certain warrantholders) as of the record date to be set for the Rights Offering (each a “Rights Recipient”) the right to purchase up to such Rights Recipient’s pro rata share (based upon, as of the record date set for the Rights Offering, the number of Shares owned or deemed to be owned by such Rights Recipient relative to the number of Shares owned or deemed to be owned by all Rights Recipients) of an offering of Shares (the “Rights Offer Shares”), (2) prepare a prospectus, subscription documents, and all other documents necessary to be distributed to Rights Recipients in order to consummate the Rights Offering (collectively, the “Rights Offering Documents”), (3) file a Rights Registration Statement with the SEC, use its reasonable best efforts to cause the Rights Registration Statement to be declared effective as soon as practicable upon filing thereof, and, in any event, within thirty (30) days after the filing thereof in the case of a Rights Registration Statement on Form S-3 or, if Form S-3 is not then available, within forty-five (45) days after the filing thereof in the case of a Rights Registration Statement on Form S-1 (or within sixty (60) days after the filing thereof if the SEC notifies the Borrower that it will “review” the Rights Registration Statement (in each case, or such later date agreed to in writing by the Administrative Agent acting in its sole discretion); provided that, the Borrower will promptly respond to any and all comments received from the SEC, with a view towards causing such Rights Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable, and shall file an acceleration request promptly following the resolution or clearance of any and all SEC comments), and,
(4) after the Rights Registration Statement has become or been declared effective by the SEC, promptly mail such Rights Offering Documents to Rights Recipients. The Borrower shall use its reasonable best efforts to keep current and effective such Rights Registration Statement and file such supplements or amendments to such Rights Registration Statement as may be necessary or appropriate to maintain an effective Rights Registration Statement during the period during which such registration statement is required to be kept effective.
(c)In the discretion of the Administrative Agent, the Administrative Agent may waive or modify specific provisions set forth in Sections 6.20(a) and (b) above as long as the Borrower effects transactions (which are acceptable to the Administrative Agent but may differ from the transactions described in such paragraphs) that result in the receipt by the Borrower of aggregate capital investments in the amount of at least $100,000,000.
Section 6.21 Execution of Warrant Agreements. On or before August 11, 2023 (or such later date agreed to in writing by the Administrative Agent acting in its sole discretion), the Administrative Agent, on behalf of each Lender party to this Agreement as of the Fifth Amendment Effective Date, shall have received a duly executed copy of a warrant agreement to purchase Class B Common Stock, by and between the Borrower and each such Lender party thereto, in form and substance reasonably acceptable to the Administrative Agent and such Lender (collectively, the “Warrant Agreements”) and all other conditions precedent to the effectiveness of the Warrant Agreements shall have been satisfied in accordance with the terms of the Warrant Agreements.
Section 6.22    Ninth Amendment Capital Raise.
(a)On or before December 1, 2024, the Borrower shall have delivered to the Administrative Agent one or more firm “no outs” commitment letters, in each case, in form and substance acceptable to the Administrative Agent (collectively, the “Ninth Amendment Capital Raise Commitment Letter”), such that upon consummation of the transactions contemplated by the Ninth Amendment Capital Raise Commitment Letter (such transactions, collectively, the “Ninth Amendment Capital Raise Transactions”), the Loan Parties shall have obtained gross proceeds contributing at least $30,000,000 in Liquidity (the “Ninth Amendment Minimum Capital Raise Amount”).

(b)The Loan Parties shall cause the Ninth Amendment Capital Raise Transactions to satisfy the following additional requirements: (i) each Ninth Amendment Capital Raise Transaction shall be on terms and conditions reasonably acceptable to the Administrative Agent and the Required Lenders; (ii) at least $10,000,000 of the Ninth Amendment Minimum Capital Raise Amount shall be raised through the issuance by the Borrower of common equity or preferred equity that is not Disqualified Equity (the “Ninth Amendment Equity Issuance”); (iii) the Borrower shall receive the gross proceeds from the Ninth Amendment Equity Issuance not later than January 1, 2025 (the “Ninth Amendment Capital Raise Outside Date”); (iv) the Loan Parties shall receive the gross proceeds from any Ninth Amendment Capital Raise Transaction that is a Disposition not later than December 31, 2024; (v) with respect to any Ninth Amendment Capital Raise Transaction that is a Floor Plan Financing, one or more Loan Parties and the lender or lenders thereunder shall have entered into binding definitive documentation for a Floor Plan Financing with not less than $16,000,000 of total committed availability not later than December 31, 2024 (the date of such binding definitive documentation, the “Ninth Amendment Floor Plan Financing Date”); and (vi) the Loan Parties shall have received the entire Ninth Amendment Minimum Capital Raise Amount not later than the Ninth Amendment Capital Raise Outside Date.
(c)Each of the Loan Parties agrees that it shall, and shall cause each of its Subsidiaries to, collectively consummate the Ninth Amendment Capital Raise Transactions in compliance with the Ninth Amendment Capital Raise Commitment Letter and the requirements set forth in subsection (b) above on or prior to the dates set forth in such subsection (b).
(d)In furtherance of the foregoing, (i) a floor plan financing facility conforming in all material respects to the terms of the floor plan financing facility described in the draft Ninth Amendment Capital Raise Commitment Letter delivered by the Borrower to the Agent on November 11, 2024 (such floor plan financing facility, the “Ninth Amendment Floor Plan Financing”; and such draft commitment letter, the “Ninth Amendment Capital Raise Draft Debt Commitment Letter”) is acceptable to the Administrative Agent and the Required Lenders and shall be deemed to constitute a “Floor Plan Financing” for purposes of this Agreement, (ii) a sale leaseback transaction conforming in all material respects to the terms of the sale leaseback transaction described in the Ninth Amendment Capital Raise Draft Debt Commitment Letter and that is on terms not less favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate (the “Ninth Amendment SLB”) is acceptable to the Administrative Agent and the Required Lenders and shall be deemed to constitute a “Permitted Sale Leaseback” for purposes of this Agreement, (iii) each of the Ninth Amendment Equity Issuance, the Ninth Amendment Floor Plan Financing and the Ninth Amendment SLB shall be deemed to be a transaction on terms not less favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, and (iv) it is understood and agreed that the Ninth Amendment Floor Plan Financing may be in the form of a revolving credit facility, pursuant to which the applicable Loan Party may borrow, repay and reborrow from time to time.
ARTICLE VII
Negative Covenants
From and after the Closing Date and so long as any Lender shall have any Term Commitment hereunder or so long as any Loan or other Obligation hereunder which is accrued and payable shall remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due and payable), the Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, directly or indirectly:
Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)Liens pursuant to any Loan Document;
(b)Liens existing on the date hereof and set forth on Schedule 7.01(b);
(c)Liens for taxes, assessments or governmental charges (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;
(d)statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business (i) which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled (or if filed have been discharged or stayed) and no other action has been taken to enforce such Lien or (ii) which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;
(e)(i) pledges, deposits or Liens arising as a matter of law in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiary;
(f)Liens incurred in the ordinary course of business to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations);
(g)easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary and any exception on the Mortgage Policies issued in connection with the Mortgaged Property;
(h)Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h);
(i)Liens securing Indebtedness permitted under Section 7.03(e); provided that (i) such Liens attach concurrently with or within two hundred and seventy (270) days after the acquisition, construction, repair, replacement or improvement (as applicable) of the property subject to such Liens,
(ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, replacements thereof and additions and accessions to such property and the proceeds and the products thereof and customary security deposits, and (iii) with respect to Capitalized Leases, such

Liens do not at any time extend to or cover any assets (except for additions and accessions to such assets, replacements and products thereof and customary security deposits) other than the assets subject to such Capitalized Leases; provided that individual financings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender;
(j)leases, licenses, subleases or sublicenses and Liens on the property covered thereby, in each case, granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or any Restricted Subsidiary, taken as a whole, or
(ii) secure any Indebtedness;
(k)Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(l)Liens (i) of a collection bank (including those arising under Section 4-210 of the Uniform Commercial Code) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;
(m)Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 7.02(j) to be applied against the purchase price for such Investment and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;
(n)Liens in favor of the Borrower or a Restricted Subsidiary securing Indebtedness permitted under Section 7.03(d) (provided that, solely with respect to Indebtedness required to be subordinated under Section 7.03(d), such Lien shall be subordinated to the Liens on the Collateral securing the Obligations to the same extent);
(o)Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.13), in each case after the date hereof; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) the Indebtedness secured thereby is permitted under Section 7.03(e);
(p)any interest or title of a lessor or sublessor under leases or subleases entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;
(q)Liens, if any, arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(r)Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business;
(s)Liens, if any, arising from precautionary Uniform Commercial Code financing statement filings;
(t)Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(u)any zoning or similar law or right reserved to or vested in any Governmental Body to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary;
(v)the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (i) and (o) of this Section 7.01; provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof; and (ii) the renewal, extension or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03;
(w)ground leases in respect of real property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located;
(x)Liens on property of a Non-Loan Party securing Indebtedness or other obligations of such Non-Loan Party;
(y)Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;
(z)Liens securing the Convertible Notes permitted pursuant to Section 7.03(q); provided that such Liens may be either a Lien on the Collateral that is pari passu with the Lien securing the Obligations or a Lien ranking junior to the Lien on the Collateral securing the Obligations (but may not be secured by any assets that are not Collateral) and, in any such case, the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement;
(aa)    Liens securing Indebtedness permitted pursuant to Section 7.03(k);
(bb)    other Liens securing Indebtedness or other obligations (in each case, other than Liens on Freedom Powersports Owned Real Property) in an aggregate principal amount at any time outstanding not to exceed $15,000,000;
(cc)    Liens on cash deposits securing the PPP Debt in an aggregate principal amount at any time outstanding not to exceed $5,200,000;

(dd)    with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by Law;
(ee)    Liens securing Consumer Warehouse Debt incurred prior to the Fifth Amendment Effective Date pursuant to the Consumer Warehouse Loan Documents and permitted pursuant to Section 7.03(u);
(ff)    Liens securing Floor Plan Financings permitted pursuant to Section 7.03(p);
(gg)    Liens securing Indebtedness incurred in connection with a Permitted Acquisition permitted pursuant to Section 7.03(t); ~~and~~
(hh)    Liens securing Indebtedness incurred pursuant to the Existing Company Term Loan Agreement pursuant to Section 7.03(w); provided that the beneficiaries thereof (or an agent on their behalf) shall have entered into an Acceptable Intercreditor Agreement.; and
(ii)if and to the extent that the rights of the lessor thereunder constitute Liens, Liens in respect of Permitted Sale Leasebacks.
Section 7.02    Investments. Make any Investments, except:
(a)Investments by the Borrower or a Restricted Subsidiary in assets that were Cash Equivalents when such Investment was made;
(b)loans or advances to officers, directors, managers, partners and employees of the Borrower or its Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase from the Borrower of Equity Interests of the Borrower and (iii) for purposes not described in the foregoing clauses (i) and (ii), in an aggregate principal amount not to exceed $1,000,000 at any time outstanding with respect to all Investments made pursuant to this Section 7.02(b);
(c)asset purchases (including purchases of inventory, supplies and materials) and the licensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons, in each case in the ordinary course of business;
(d)
(i)Investments (A) by any Loan Party in any other Loan Party (other than Investments by any Loan Party in RumbleOn Finance), (B) by any Non-Loan Party in any Loan Party (other than Investments by any non-Loan Party in RumbleOn Finance), (C) by any Non-Loan Party in any other Non-Loan Party and (D) by any Loan Party in any Non-Loan Party (other than the Consumer Warehouse Subsidiary, except Investments made prior to the Fifth Amendment Effective Date pursuant to the Consumer Warehouse Loan Documents); provided that (1) any such Investment made pursuant to this clause (D) in the form of intercompany loans, to the extent evidenced by notes, shall have been pledged (individually or pursuant to a global note) to the Collateral Agent for the benefit of the Lenders to the extent required by the terms of the Collateral and Guarantee Requirements and the Collateral Documents, and (2) the aggregate amount of such Investments in Non-Loan Parties pursuant to clause (iv), including Investments in Immaterial Subsidiaries that are Non-Loan Parties, shall not exceed in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, (A) $2,500,000 (excluding any

Investments received in respect of, or consisting of, the transfer or contribution of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary), plus
(B) an amount equal to any returns of capital or sale proceeds actually received in cash in respect of any such Investments (which amount shall not exceed the amount of such Investment valued at cost at the time such Investment was made);
(ii)Investments in RumbleOn Finance and the Consumer Warehouse Subsidiary; provided that the aggregate amount of such Investments made after the Fifth Amendment Effective Date shall not exceed in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, $500,000;
(e)Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business;
(f)Investments consisting of Liens, Indebtedness, fundamental changes, Dispositions and Restricted Payments permitted under Section 7.01, Section 7.03 (other than Section 7.03(c)), Section 7.04, Section 7.05 and Section 7.06, respectively;
(g)Investments consisting of any modification, replacement, renewal, reinvestment or extension of any Investment existing on the date hereof; provided that the amount of any Investment permitted pursuant to this Section 7.02(g) is not increased from the amount of such Investment on the Closing Date except pursuant to the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;
(h)Investments in Swap Contracts permitted under Section 7.03(f);
(i)promissory notes and other noncash consideration received in connection with Dispositions permitted by Section 7.05;
(j)the purchase or other acquisition of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a Restricted Subsidiary of the Borrower (including as a result of a merger or consolidation) (each, a “Permitted Acquisition”) and together with any Investments in Restricted Subsidiaries necessary to consummate a transaction otherwise permitted by this clause (j); provided that:
(i)immediately before and immediately after giving Pro Forma Effect to any such purchase or other acquisition, no Event of Default shall have occurred and be continuing,
(ii)after giving effect to any such purchase or other acquisition, the Borrower shall be in compliance with the covenant in Section 6.15;
(iii)to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or other acquisition shall become Collateral and (B) any such newly created or acquired Restricted Subsidiary (other than an Excluded Subsidiary) shall become Guarantors, in each case in accordance with Section 6.10;

(iv)neither Borrower nor any Restricted Subsidiary will incur or assume any Indebtedness in connection with the proposed acquisition other than Indebtedness permitted hereunder;
(v)concurrently with the closing of such purchase or other acquisition, the Loan Parties have provided to Administrative Agent a certification (x) stating that all of the conditions for a Permitted Acquisition under this clause (j) have been or will be satisfied in connection with such purchase or other acquisition and (y) including a certificate demonstrating that, upon giving effect to such acquisition on a Pro Forma Basis, the Borrower would be in compliance with the financial covenants set forth in Section 7.10(a) and Section 7.10(b) as of the most recently ended Test Period;
(vi)such acquisition is (i) not a hostile or contested acquisition or (ii) the board of directors (or other comparable governing body) of the target shall have approved the transaction;
(vii)with respect to any proposed acquisition in excess of $5,000,000, the Administrative Agent shall have received (a) at least fifteen (15) Business Days prior to the consummation of such proposed acquisition, a description of such proposed acquisition, (b) at least ten (10) Business Days prior to the consummation of such proposed acquisition, (x) historical financial information for the target, (y) a quality of earnings report (if obtained) and
(z) a draft of the acquisition agreement (together to the extent available at such time with all exhibits and schedules thereto and, to the extent required in the acquisition agreement and obtained at such time, all required regulatory and third party approvals) and (c) no later than three (3) Business Days after the acquisition is consummated, the executed acquisition agreement;
(viii)the aggregate amount of Investments in a Person that does not become an Loan Party as a result of a Permitted Acquisition and the aggregate amount of assets acquired by Persons that are not Loan Parties as a result of a Permitted Acquisition shall not, together with Investments in Subsidiaries that are not Loan Parties made pursuant to Section 7.02(d), exceed $2,500,000;
(ix)since the Fifth Amendment Effective Date, the Borrower has prepaid an aggregate principal amount of Term Loans of at least $120,000,000; and
(x)if any Net Cash Proceeds realized or received by the Borrower and its Subsidiaries upon the consummation of the Rights Offering or the 2023 Specified Property Disposition are used in connection with such Permitted Acquisition, then the Consolidated Total Leverage Ratio immediately after giving Pro Forma Effect to such Permitted Acquisition shall be no greater than the Consolidated Total Leverage Ratio immediately before giving Pro Forma Effect to such Permitted Acquisition.
(k)the Transactions (including any earn-out contemplated by the Acquisition Agreement);
(l)Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers consistent with past practices;
(m)Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;
(n)advances of payroll payments to employees in the ordinary course of business;
(o)[reserved];
(p)Investments held by a Restricted Subsidiary acquired after the Closing Date or of a corporation or company merged into the Borrower or merged or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation;
(q)Guarantee Obligations of the Borrower or any Restricted Subsidiary in respect of leases (other than Capitalized Leases) or of other obligations of any Restricted Subsidiary that do not constitute Indebtedness, in each case entered into in the ordinary course of business;
(r)other Investments (other than Investments in RumbleOn Finance, any non-Guarantor Restricted Subsidiaries, any Unrestricted Subsidiaries and the Consumer Warehouse Subsidiary) in an aggregate amount, as valued at cost at the time each such Investment is made and including all related commitments for future Investments, not to exceed at any one time outstanding the lower of (i) $5,000,000 or (ii) $7,500,000 less any outstanding Investments made pursuant to Section 7.02(u);
(s)contributions to a “rabbi” trust for the benefit of employees or other grantor trust subject to claims of creditors in the case of a bankruptcy of the Borrower;
(t)Investments made prior to the Fifth Amendment Effective Date by RumbleOn Finance in the Consumer Warehouse Subsidiary consisting of (i) cash contributions in an amount not to exceed $5,000,000 at any one time outstanding inclusive of cash contributions required by the Consumer Warehouse Agent to be held as cash collateral for purposes of the Consumer Warehouse Facility and (ii)
(A) intercompany loans to the Consumer Warehouse Subsidiary and (B) the portion of the purchase price payable by the Consumer Warehouse Subsidiary for Dispositions to the Consumer Warehouse Subsidiary, which shall be deemed paid by becoming capital contributions of RumbleOn Finance in the Consumer Warehouse Subsidiary, in an aggregate amount not to exceed $15,000,000 with respect to Investments made pursuant to this clause (t)(ii) at any one time;
(u)Investments made prior to the Fifth Amendment Effective Date in consumer loans and related assets by RumbleOn Finance in the ordinary course of business and in an amount not to exceed $5,000,000 at any one time outstanding;
(v)Investments of the Borrower’s and its Subsidiaries consumer loan portfolio by the Consumer Warehouse Subsidiary in Consumer Warehouse Assets made prior to the Fifth Amendment Effective Date; and
(w)Investments made prior to the Fifth Amendment Effective Date in non-Wholly Owned Restricted Subsidiaries and non-Guarantor Restricted Subsidiaries existing on the Closing Date and set forth on Schedule 7.02 and any modification, replacement, renewal, reinvestment or extension thereof in an amount not to exceed $10,000,000 in the aggregate at any time.

For purposes of determining compliance with this Section 7.02, in the event that an Investment meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (w) above, the Borrower may, in its sole discretion, classify and reclassify or later divide, classify or reclassify such Investment (or any portion thereof) and will only be required to include the amount and type of such Investments in one or more of the above clauses.
Section 7.03    Indebtedness.    Create, incur, assume or suffer to exist any Indebtedness, except:
(a)Indebtedness of the Borrower and any of its Subsidiaries under the Loan Documents;
(b)(i) Surviving Indebtedness listed on Schedule 7.03(b) and (ii) any Permitted Refinancing of any of the foregoing;
(c)Guarantee Obligations (i) by any Loan Party in respect of Indebtedness of any other Loan Party, (ii) by any non-Loan Party in respect of the Indebtedness of any other non-Loan Party, and (iii) by any Loan Party in respect of the Indebtedness of any non-Loan Party, in each case to the extent that the Indebtedness being guaranteed is otherwise permitted hereunder; provided that, if the Indebtedness being guaranteed is subordinated to the Obligations, such Guarantee Obligation shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;
(d)Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or any other Restricted Subsidiary to the extent constituting an Investment permitted by Section 7.02; provided that (x) all such Indebtedness of any Loan Party owed to any Person that is not a Loan Party shall (x) be subject to the subordination terms set forth in Section 3.01 of the Guaranty and
(y) not exceed $2,500,000 in an aggregate principal amount at any one time outstanding;
(e)(i) Attributable Indebtedness and other Indebtedness financing the acquisition, construction, repair, replacement or improvement of fixed or capital assets (provided that such Indebtedness is incurred concurrently with or within two hundred seventy (270) days after the applicable acquisition, construction, repair, replacement or improvement) and (ii) any Permitted Refinancing thereof; provided that the aggregate principal amount of Indebtedness (including without limitation Attributable Indebtedness, but excluding Attributable Indebtedness incurred pursuant to clause (ii)) under this Section 7.03(e) does not exceed $5,000,000 outstanding at any time;
(f)Indebtedness in respect of Swap Contracts (i) entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual or anticipated exposure (other than those in respect of shares of capital stock or other equity ownership interests of the Borrower or any Subsidiary),
(ii) entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary and (iii) entered into to hedge commodities, currencies, general economic conditions, raw materials prices, revenue streams or business performance;
(g)Indebtedness representing deferred compensation to employees of the Borrower and its Restricted Subsidiaries incurred in the ordinary course of business;
(h)Indebtedness to current or former officers, directors, partners, managers, consultants and employees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower permitted by Section 7.06 in an aggregate amount not to exceed $1,000,000 at any one time outstanding.
(i)Unsecured Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case, to the extent constituting indemnification obligations or obligations in respect of purchase price (including earn-outs) or other similar adjustments;
(j)Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions and Permitted Acquisitions or any other Investment expressly permitted hereunder;
(k)Cash Management Obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case incurred in the ordinary course;
(l)Indebtedness consisting of (a) the financing of insurance premiums or (b) take or pay obligations contained in supply arrangements, in each case, in the ordinary course of business;
(m)obligations in respect of performance, bid, appeal and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;
(n)Indebtedness supported by a standby or commercial letter of credit in a principal amount not to exceed the face amount of such letter of credit;
(o)(i) other unsecured Indebtedness of the Borrower or any Guarantor, so long as the Consolidated Total Net Leverage Ratio (calculated on a Pro Forma Basis) as of the end of the most recent Test Period is not greater than 2.25:1.00; provided further that, in the case of any Indebtedness incurred under this clause (o), (1) such Indebtedness is not guaranteed by any person that is not a Guarantor, (2) such Indebtedness shall not mature prior to the date that is 180 days after the Maturity Date of the Term Loans or have a Weighted Average Life to Maturity less than the Weighted Average Life to Maturity of the Term Loans plus 180 days, (3) such Indebtedness shall not have mandatory prepayment, redemption or offer to purchase events more onerous than those applicable to the Term Loans and (4) the other terms and conditions of such Indebtedness (excluding pricing and optional prepayment or redemption terms) reflect market terms and conditions at the time of incurrence or issuance of such Indebtedness and (ii) any Permitted Refinancing thereof;
(p)Indebtedness in respect of any Floor Plan Financings in an aggregate principal amount not to exceed 100% of the cost to the Borrower or such Restricted Subsidiary of the Floor Plan Units being financed by such Floor Plan Financings (consistent with historical practice);
(q)(i) Indebtedness in respect of the Convertible Notes existing as of the Closing Date in an aggregate principal amount not to exceed $40,000,000 at any one time outstanding and (ii) any unsecured Permitted Refinancing thereof (so long as the terms of such Permitted Refinancing do not permit any cash payments prior to the maturity thereof);

(r)additional Indebtedness in an aggregate principal amount not to exceed
$12,500,000 at any one time outstanding;
(s)PPP Debt in an aggregate principal amount not to exceed $5,200,000 at any one time outstanding;
(t)(i) Indebtedness of any Person that becomes a Restricted Subsidiary after the date hereof pursuant to a Permitted Acquisition; provided that (A) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (t) shall not exceed $5,000,000 at any time outstanding, and (ii) any Permitted Refinancing of Indebtedness incurred under the foregoing clause (t)(i);
(u)Consumer Warehouse Debt incurred by the Consumer Warehouse Subsidiary in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding; provided that the Consumer Warehouse Debt must be paid in full (and the basket provided under this clause (u) shall no longer be available) substantially contemporaneously with the sale of Borrower’s and its Subsidiaries consumer loan portfolio;
(v)Guarantee Obligations of the Borrower and RumbleOn Finance in respect of the Consumer Warehouse Facility pursuant to the Consumer Warehouse Indemnity Agreement and Consumer Warehouse Pledge Agreement (as such documents are in effect on the Second Amendment Effective Date);
(w)Indebtedness incurred pursuant to the Existing Company Term Loan Agreement in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding; ~~and~~
(x)if and to the extent that the obligations thereunder constitute Indebtedness, Indebtedness in respect of Permitted Sale Leasebacks; and
(~~x~~y)    all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (x) above.
For purposes of determining compliance with this Section 7.03, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses
(a) through (~~x~~y) above, the Borrower shall, in its sole discretion, classify and reclassify or later divide, classify or reclassify such item of Indebtedness (or any portion thereof) and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that (x) all Indebtedness outstanding under the Loan Documents will be deemed to have been incurred in reliance only on the exception in clause (a) of this Section 7.03 and (y) all Surviving Indebtedness listed on Schedule 7.03(b) will be deemed to have been incurred in reliance only on the exception set forth in clause (b) of this Section 7.03.
The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 7.03.
Section 7.04    Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:
(a)any Restricted Subsidiary may merge or amalgamate with (i) the Borrower (provided that the resulting entity shall succeed as a matter of law to all of the Obligations of the Borrower) or (ii) any one or more other Restricted Subsidiaries (provided that when any Restricted Subsidiary that is a Loan Party is merging or amalgamating with another Restricted Subsidiary, a Loan Party shall be a continuing or surviving Person, as applicable, or the resulting entity shall succeed as a matter of law to all of the Obligations of such Loan Party);
(b)(i) any Restricted Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Restricted Subsidiary that is not a Loan Party, (ii) (A) any Restricted Subsidiary may liquidate, dissolve or wind up, or (B) any Restricted Subsidiary may change its legal form, in each case, if the Borrower determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders and (iii) the Borrower may change its legal form if it determines in good faith that such action is in the best interests of the Borrower and its Subsidiaries, and the Administrative Agent reasonably determines it is not disadvantageous to the Lenders;
(c)any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to another Restricted Subsidiary or to the Borrower; provided that if the transferor in such a transaction is a Loan Party, then either (i) the transferee must be a Loan Party or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary that is not a Loan Party in accordance with Section 7.02 and Section 7.03, respectively;
(d)so long as no Event of Default exists or would result therefrom, the Borrower may merge or amalgamate with any other Person (1) in a transaction in which the Borrower is the continuing or surviving entity of such transaction or (2) in a transaction in which such other Person is the surviving or continuing entity of such transaction (such person, the “Successor Borrower”); provided that, in the case of this clause (2), (i) such Successor Borrower is organized under the laws of the United States; (ii) such Successor Borrower shall assume the Obligations of the Borrower under the Loan Documents; (iii) each Guarantor shall have confirmed that its Guaranty shall apply to the Successor Borrower’s obligations under the Loan Documents; (iv) each Guarantor shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under the Loan Documents; (v) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Borrower’s obligations under the Loan Documents; (vi) the Borrower shall have delivered information reasonably requested in writing by the Administrative Agent (or any Lender through the Administrative Agent) reasonably required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act of the type delivered on the Closing Date pursuant to Section 4.01(g) and (vii) the Borrower shall have delivered of an officer’s certificate certifying the compliance with the foregoing;
(e)so long as no Default exists or would result therefrom, any Restricted Subsidiary may merge or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.10;
(f)the Acquisition and 2023 Specified Property Disposition may be consummated;
and
(g)so long as no Default exists or would result therefrom, a merger, amalgamation, dissolution, winding up, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05, may be effected.
Section 7.05    Dispositions. Make any Disposition, except:
(a)Dispositions of obsolete, worn out or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useful in the conduct of the business of the Borrower and its Restricted Subsidiaries (in each case as determined by the Borrower in good faith);
(b)Dispositions of inventory and immaterial assets in the ordinary course of business (including allowing any registrations or any applications for registration of any immaterial IP Rights to lapse or go abandoned in the ordinary course of business);
(c)Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property that is promptly purchased or (ii) the proceeds of such Disposition are promptly applied to the purchase price of such replacement property (which replacement property is actually promptly purchased);
(d)Dispositions of property to the Borrower or a Restricted Subsidiary; provided that if the transferor of such property is a Loan Party (i) the transferee thereof must be a Loan Party, (ii) such Disposition shall be treated as an Investment and permitted under Section 7.02, or (iii) such Disposition shall consist of the transfer of Equity Interests in or Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary;
(e)Dispositions permitted by Section 7.02 (other than Section 7.02(g)), Section 7.04 (other than Section 7.04(g)) and Section 7.06 and Liens permitted by Section 7.01 (other than Section 7.01(m));
(f)Dispositions in the ordinary course of business of Cash Equivalents;
(g)leases, subleases, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Restricted Subsidiaries, taken as a whole;
(h)transfers of property subject to Casualty Events;
(i)Dispositions (i) of accounts receivable in the ordinary course of business in connection with the collection or compromise thereof, in an amount not to exceed $1,000,000 per calendar year, (ii) of Consumer Warehouse Assets by the Consumer Warehouse Subsidiary in the ordinary course of business and (iii) of consumer loans and related assets by RumbleOn Finance in the ordinary course of business;
(j)the unwinding of any Swap Contract pursuant to its terms;

(k)Permitted Sale Leasebacks (other than any Sale Leaseback involving the Freedom Powersports Owned Real Property);
(l)Dispositions not otherwise permitted pursuant to this Section 7.05 (other than any Disposition of Freedom Powersports Owned Real Property); provided that (i) such Disposition shall be for fair market value as reasonably determined by the Borrower in good faith, (ii) the Borrower or any of its Restricted Subsidiaries shall receive not less than 75.0% of such consideration in the form of cash or Cash Equivalents (provided, however, that for the purposes of this clause (l)(ii), the following shall be deemed to be cash: (A) the assumption by the transferee of Indebtedness or other liabilities contingent or otherwise of the Borrower or any of its Restricted Subsidiaries (other than Specified Debt) and the valid release of the Borrower or such Restricted Subsidiary, by all applicable creditors in writing, from all liability on such Indebtedness or other liability in connection with such Disposition, (B) securities, notes or other obligations received by the Borrower or any of its Restricted Subsidiaries from the transferee that are converted by such Borrower or any of its Restricted Subsidiaries into cash or Cash Equivalents within 180 days following the closing of such Disposition, (C) Indebtedness (other than Specified Debt) of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Disposition, to the extent that the Borrower and each other Restricted Subsidiary are released from any guarantee of payment of such Indebtedness in connection with such Disposition and (D) aggregate non-cash consideration received by the Borrower and its Restricted Subsidiaries for all Dispositions under this clause (l) having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed $1,000,000 in any fiscal year (net of any non-cash consideration converted into cash and Cash Equivalents received in respect of any such non-cash consideration) and calculated on a Pro Forma Basis); (iii) the Borrower or the applicable Restricted Subsidiary complies with the applicable provisions of Section 2.03(b)(ii); and (iv) no Default or Event of Default exists and is continuing at the time of such Disposition and no Default for Event of Default would occur as a result of such Disposition (other than with respect to a Disposition made pursuant to a legally binding commitment entered into at a time when no Event of Default existed and was continuing or would have resulted from such Disposition);
(m)the Borrower and its Restricted Subsidiaries may surrender or waive contractual rights and settle or waive contractual or litigation claims in the ordinary course of business;
(n)Dispositions of non-core or obsolete assets acquired in connection with Permitted Acquisitions;
(o)any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater fair market value of usefulness to the business of the Borrower and its Restricted Subsidiaries as a whole, as determined in good faith by the Borrower; and
(p)the 2023 Specified Property Disposition.
To the extent any Collateral is Disposed of as expressly permitted by this Section 7.05 to any Person other than the Borrower or any Subsidiary Guarantor, such Collateral shall be sold free and clear of the Liens created by the Loan Documents and, if requested by the Administrative Agent, upon the certification by the Borrower that such Disposition is permitted by this Agreement, the Administrative Agent or the Collateral Agent, as applicable, shall be authorized to take and shall take any actions deemed appropriate in order to effect the foregoing.

Section 7.06    Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except:
(a)each Restricted Subsidiary may make Restricted Payments to the Borrower and to other Restricted Subsidiaries (and, in the case of a Restricted Payment by a non-Wholly-Owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);
(b)(i) the Borrower may (or may make Restricted Payments to permit any direct or indirect parent thereof to) redeem in whole or in part any of its Equity Interests for another class of its Equity Interests or rights to acquire its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests, provided that any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such other class of Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby and (ii) the Borrower may declare and make dividend payments or other distributions payable solely in Qualified Equity Interests;
(c)Restricted Payments made on the Closing Date to consummate the Transactions (including any earn-out in connection with the Transactions);
(d)to the extent constituting Restricted Payments, the Borrower and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02, Section 7.04 or Section 7.07(e);
(e)repurchases of Equity Interests in the ordinary course of business in the Borrower or any Restricted Subsidiary deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;
(f)so long as the Borrower is in compliance with the Financial Covenants on a Pro Forma Basis, the Borrower or any Restricted Subsidiary may, in good faith, pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of it held by any future, present or former employee, director, manager, officer or consultant (or any Affiliates, spouses, former spouses, other immediate family members, successors, executors, administrators, heirs, legatees or distributees of any of the foregoing) of the Borrower or any of its Subsidiaries pursuant to any employee, management, director or manager equity plan, employee, management, director or manager stock option plan or any other employee, management, director or manager benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, manager, officer or consultant of the Borrower, the Borrower or any Subsidiary; provided that such payments do not exceed $1,000,000 in any fiscal year; provided, further, that cancellation of Indebtedness owing to the Borrower or any of its Subsidiaries from members of management of the Borrower, or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provision of this Agreement;
(g)the Borrower or any Restricted Subsidiary may pay any dividend or distribution within 30 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Agreement (it being understood that a distribution pursuant to this Section 7.06(g) shall be deemed to have utilized capacity under such other provision of this Agreement);
(h)the Borrower or any Restricted Subsidiary may (a) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted

Acquisition and (b) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms; and
(i)the Borrower or any Restricted Subsidiary may make additional Restricted Payments; provided that at the time of any such Restricted Payment, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Consolidated Total Leverage Ratio of the Borrower as of the most recently ended Test Period (calculated on a Pro Forma Basis) would be no greater than 2.00:1.00.
Section 7.07    Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than:
(a)transactions between or among the Borrower or any Restricted Subsidiary or any entity that becomes a Restricted Subsidiary as a result of such transaction;
(b)transactions on terms not less favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate;
(c)the Transactions and the payment of fees and expenses related to the Transaction;
(d)the issuance of Equity Interests to any officer, director, manager, employee or consultant of the Borrower or any of its Subsidiaries or any direct or indirect parent of the Borrower in connection with the Transaction;
(e)equity issuances, repurchases, redemptions, retirements or other acquisitions or retirements of Equity Interests by the Borrower or any Restricted Subsidiary permitted under Section 7.06;
(f)loans and other transactions by and among the Borrower and/or one or more Subsidiaries to the extent permitted under this Article VII;
(g)employment and severance arrangements between the Borrower or any of its Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements;
(h)the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Borrower and its Restricted Subsidiaries or any direct or indirect parent of the Borrower in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;
(i)transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 7.07 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect;
(j)dividends and other distributions permitted under Section 7.06; and
(k)transactions entered into by an Unrestricted Subsidiary with an Affiliate prior to the redesignation of any such Unrestricted Subsidiary as a Restricted Subsidiary pursuant to the definition of “Unrestricted Subsidiary”; provided that such transactions were not entered into in contemplation of such redesignation.
Section 7.08    Prepayments, Etc., of Indebtedness.
(a)(1) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Specified Debt (it being understood that payments of regularly scheduled principal and interest, AHYDO payments and mandatory prepayments under any such Specified Debt Documents shall not be prohibited by this clause), except for (i) the refinancing thereof with the Net Cash Proceeds of any such Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing), (ii) the conversion thereof to Equity Interests (other than Disqualified Equity Interests) of the Borrower or any of its direct or indirect parents, (iii) prepayments, redemptions, purchases, defeasances and other payments of any PPP Debt prior to its scheduled maturity in an aggregate amount not exceed $5,200,000 (provided that, at the time of any such payment, no Event of Default shall have occurred and be continuing or would result therefrom) and (iv) other prepayments, redemptions, purchases, defeasances and other ~~payments~~satisfactions thereof prior to their scheduled maturity (provided that, at the time of such prepayments, redemptions, purchases, defeasances or other ~~payments~~satisfactions under this clause (iv), (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the Consolidated Total Leverage Ratio of the Borrower as of the end of the most recently ended Test Period, on a Pro Forma Basis, would be no greater than 2.00:1.00).
(2) Repay the Convertible Notes at the scheduled maturity thereof unless at the time of such repayment no Default or Event of Default has occurred and is continuing.
(b)Amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Specified Debt Documents without the consent of the Required Lenders (not to be unreasonably withheld or delayed).
(c)Amend, modify or change, in any manner materially adverse to the interests of the Administrative Agent or the Lenders, the Consumer Warehouse Loan Documents without the prior written consent of the Required Lenders.
Section 7.09 Negative Pledge and Subsidiary Distributions. Enter into any agreement, instrument, deed or lease which prohibits or limits (i) the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Obligations or under the Loan Documents or (ii) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests; provided that the foregoing shall not apply to:
(a)restrictions and conditions imposed by (A) law or (B) any Loan Document;
(b)restrictions and conditions existing on the Closing Date or to any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition;
(c)customary restrictions and conditions arising in connection with any Disposition permitted by Section 7.05;

(d)customary provisions in leases, licenses and other contracts restricting the assignment thereof;
(e)restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing such Indebtedness;
(f)any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition), provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to the Borrower or any other Restricted Subsidiary;
(g)any restrictions or conditions in any Indebtedness incurred after the Closing Date that are permitted pursuant to Section 7.03 to the extent such restrictions or conditions, other than conditions and restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 7.03(p), are no more restrictive than the restrictions and conditions in the Loan Documents or, in the case of Specified Debt, are market terms at the time of issuance or, in the case of Indebtedness of any Non-Loan Party, are imposed solely on such Non-Loan Party and its Subsidiaries, provided that any such restrictions or conditions permit compliance with the Collateral and Guarantee Requirement and Section 6.10;
(h)any restrictions on cash or other deposits imposed by agreements entered into in the ordinary course of business;
(i)customary provisions in shareholders agreements, joint venture agreements, organizational documents or similar binding agreements relating to any non-Wholly-Owned Restricted Subsidiary and other similar agreements applicable to non-Wholly-Owned Restricted Subsidiaries permitted under Section 7.02 and applicable solely to such non-Wholly-Owned Restricted Subsidiary and the Equity Interests issued thereby;
(j)customary restrictions in leases, subleases, licenses or asset sale agreements and other similar contracts otherwise permitted hereby so long as such restrictions may relate to the assets subject thereto;
(k)customary provisions restricting assignment of any agreement entered into in the ordinary course of business; and
(l)customary net worth provisions contained in real property leases entered into by Subsidiaries of the Borrower, so long as the Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Borrower and its Subsidiaries to meet their ongoing obligation; and
(m)restrictions on the ability of RumbleOn Finance to make dividends or distributions set forth in Section 7.4(b) of the Consumer Warehouse Loan Agreement (as in effect on the Second Amendment Effective Date) and Section 10 of the Consumer Warehouse Indemnity Agreement (as in effect on the Second Amendment Effective Date).
Section 7.10    Financial Covenants.
(a)

(i)Permit the Consolidated Total Net Leverage Ratio for any Test Period ending ~~either (x)~~ on or before March 31, 2023~~, or (y) on or after March 31, 2025~~, to be greater than 4.25 to 1.00 commencing with the Test Period ending on the last day of the first full fiscal quarter following the Closing Date;
(ii)~~For the Test Period ending on December 31, 2023, permit~~Permit the Consolidated Total Net Leverage Ratio as of the last day of any Test Period ending on or after December 31, 2023, with respect to the Test Period ending on such date, to be greater than ~~5.50 to 1.00;~~the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Total Net Leverage Ratio
June 30, 2023	--
September 30, 2023	--
December 31, 2023	5.50 to 1.00
March 31, 2024	5.00 to 1.00
June 30, 2024	5.50 to 1.00
September 30, 2024	5.50 to 1.00
December 31, 2024	9.50 to 1.00
March 31, 2025	9.50 to 1.00
June 30, 2025	8.50 to 1.00
September 30, 2025	8.50 to 1.00
December 31, 2025	7.50 to 1.00
March 31, 2026	7.50 to 1.00
June 30, 2026	7.50 to 1.00
(iii)~~For the Test Period ending on March 31, 2024, permit the Consolidated Total Net Leverage Ratio to be greater than 5.00 to 1.00;~~
(iv)~~For the Test Period ending on June 30, 2024, permit the Consolidated Total Net Leverage Ratio to be greater than 5.50 to 1.00;~~
(v)~~For the Test Period ending on September 30, 2024, permit the Consolidated Total Net Leverage Ratio to be greater than 5.50 to 1.00;~~
(vi)~~For the Test Period ending on December 31, 2024, permit the Consolidated Total Net Leverage Ratio to be greater than 5.00 to 1.00;~~
Notwithstanding anything to the contrary set forth in this Section 7.10(a), and for the avoidance of doubt, for the Test Periods ending June 30, 2023, and September 30, 2023, the financial covenant set forth in this Section 7.10(a) shall not be tested and shall not be applicable for such Test Periods; and, for the avoidance of doubt, no Default or Event of

Default exists or shall exist as a result of any non-compliance with this Section 7.10(a) for the Test Period ending June 30, 2023.
(b)
(i)Permit the Consolidated Senior Secured Net Leverage Ratio for any Test Period ending ~~either (x)~~ on or before March 31, 2023~~, or (y) on or after March 31, 2025~~, to be greater than 3.75 to 1.00 commencing with the Test Period ending on the last day of the first full fiscal quarter following the Closing Date;
(ii)~~For the Test Period ending on December 31, 2023, permit~~Permit the Consolidated Senior Secured Net Leverage Ratio as of the last day of any Test Period ending on or after December 31, 2023, with respect to the Test Period ending on such date, to be greater than ~~5.50 to 1.00;~~the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Secured Net Leverage Ratio
June 30, 2023	--
September 30, 2023	--
December 31, 2023	5.50 to 1.00
March 31, 2024	5.00 to 1.00
June 30, 2024	5.00 to 1.00
September 30, 2024	5.00 to 1.00
December 31, 2024	9.00 to 1.00
March 31, 2025	9.00 to 1.00
June 30, 2025	8.00 to 1.00
September 30, 2025	8.00 to 1.00
December 31, 2025	7.00 to 1.00
March 31, 2026	7.00 to 1.00
June 30, 2026	7.00 to 1.00
(iii)~~For the Test Period ending on March 31, 2024, permit the Consolidated Senior Secured Net Leverage Ratio to be greater than 5.00 to 1.00;~~
(iv)~~For the Test Period ending on June 30, 2024, permit the Consolidated Senior Secured Net Leverage Ratio to be greater than 5.00 to 1.00;~~
(v)~~For the Test Period ending on September 30, 2024, permit the Consolidated Senior Secured Net Leverage Ratio to be greater than 5.00 to 1.00;~~
(vi)~~For the Test Period ending on December 31, 2024, permit the Consolidated Senior Secured Net Leverage Ratio to be greater than 4.50 to 1.00;~~

Notwithstanding anything to the contrary set forth in this Section 7.10(b), and for the avoidance of doubt, for the Test Periods ending June 30, 2023 and September 30, 2023, the financial covenant set forth in this Section 7.10(b) shall not be tested and shall not be applicable for such Test Periods; and, for the avoidance of doubt, no Default or Event of Default exists or shall exist as a result of any non-compliance with this Section 7.10(b) for the Test Period ending June 30, 2023.
(c)
(~~c~~i)    ~~Permit~~Prior to the Ninth Amendment Effective Date, permit Liquidity, commencing with the Test Period ending on the last day of the first full fiscal quarter following the Closing Date, to be less than (i) for any Test Period ending on or before March 31, 2024,
$25,000,000 and (ii) for any Test Period ending on or after June 30, 2024, $30,000,000.
(ii)    On and after the Ninth Amendment Effective Date, permit Liquidity, as of the last Business Day of any calendar month ending on or after the Ninth Amendment Effective Date to be less than $30,000,000.
Section 7.11 Anti-Terrorism Laws. Permit (i) any Covered Entity to become a Sanctioned Person, (ii) any Covered Entity Controlling Person to become a Sanctioned Person and to remain such a Sanctioned Person for a period of more than one hundred eighty (180) days, (iii) any Covered Entity, either in its own right or through any third party, to (A) have any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law; (B) do business in or with, or derive any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (C) engage in any dealings or transactions prohibited by any Anti-Terrorism Law, (iv) any Covered Entity or any Covered Entity Controlling Person, either in its own right or through any third party, to use the Loans to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law, (v) the funds used by any Covered Entity or any Covered Entity Controlling Person, either in its own right or through any third party, to repay the Obligations to be derived from any unlawful activity, (vi) any Covered Entity to fail to comply with all Anti-Terrorism Laws, and/or
(vii) any Covered Entity to fail to promptly notify the Administrative Agent in writing upon the occurrence of a Reportable Compliance Event.
Section 7.12 Chief Executive Officer Appointment Rights. From and after the Fifth Amendment Effective Date, the board of directors or other comparable governing body of the Borrower shall not appoint any chief executive officer (or substantially similar position) without prior reasonable consultation with and notice of such appointment to the Administrative Agent.
Section 7.13 Consumer Warehouse Lending. Each of the Borrower and its Subsidiaries will refrain from engaging in any other form of consumer warehouse lending outside of the existing Consumer Warehouse Facility (including, for the avoidance of doubt, starting any new consumer warehouse business).

ARTICLE VIII
Events of Default and Remedies
Section 8.01    Events of Default. Any of the following events referred to in any of clauses (a) through (k) inclusive of this Section 8.01 shall constitute an “Event of Default”:
(a)Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of, or premium (including any Call Premium) on, any Loan or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or
(b)Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of (A) Section 6.01, Section 6.02(a), Section 6.02(d), Section 6.02(e) and Section 6.02(f) (after, in each case, a thirty (30) calendar day grace period, which may be exercised a total of once per fiscal quarter) and (B) Section 6.03(a) or Section 6.04 (solely with respect to the Borrower), Section 6.11, Section 6.12(d), Section 6.13, Section 6.15, Section 6.19, Section 6.20, Section 6.21, Section 6.22 or Article VII; or
(c)Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed, such failure continues for thirty (30) days; or
(d)Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, in the case of any representation or warranty set forth in Section 5.18 in any respect) when made or deemed made or in all respects with respect to any representation, warranty, certification or statement of fact qualified by “materiality,” “Material Adverse Effect” or similar language when made or deemed made; provided that this clause (d) shall be limited on the Closing Date to the representations and warranties referred to in Section 4.01(f); or
(e)Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate principal amount exceeding the Threshold Amount, or
(B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than (i) with respect to Indebtedness consisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and (ii) any event requiring prepayment pursuant to customary asset sale provisions), the effect of which default or other event is to cause all such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due (or requires an offer to purchase) as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; or
(f)Insolvency Proceedings, Etc. Any Loan Party or any of the Restricted Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, interim receiver, receiver and manager, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for thirty
(30) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days; or an order for relief is entered in any such proceeding; or
(g)Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or
(h)Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of thirty (30) consecutive days; or
(i)Invalidity of Collateral Documents. Any Collateral Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or Section 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in all material respects in full force and effect or ceases to create a valid and perfected lien, with the priority set forth in the Collateral and Guarantee Requirement, on a material portion of the Collateral covered thereby; or any Loan Party contests in writing the validity or enforceability of any material provision of any Collateral Document; or any Loan Party denies in writing that it has any or further liability or obligation under any Collateral Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Collateral Document; or
(j)Change of Control. There occurs any Change of Control; provided, however, that any Change of Control resulting from any Disposition of Equity Interests of the Borrower held by any RideNow Permitted Holder or Oaktree and its Affiliates pursuant to a negotiated transaction with a third party shall not mature into an Event of Default until thirty (30) days following the occurrence of such Change of Control (it being understood and agreed that any such Default may not be cured as a result of a transaction or series of transaction whereby the original Change of Control ceases to exist).
(k)ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect.

Section 8.02    Remedies Upon Event of Default.
(a)If any Event of Default occurs and is continuing, the Administrative Agent, at the request of the Required Lenders, shall take any or all of the following actions:
(i)declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments shall be terminated;
(ii)declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document (including, without limitation, any Call Premium (in each case, determined as if the Loans were prepaid at the time of such acceleration at the option of the Borrower pursuant to the terms of Section 2.03(e) hereunder)) to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and
(iii)exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;
provided that upon the occurrence of an Event of Default under Section 8.01(f) with respect to the Borrower, the obligation of each Lender to make Loans shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid (including, without limitation, any Call Premium (in each case, determined as if the Loans were prepaid at the time of such acceleration at the option of the Borrower pursuant to the terms of Section 2.03(e) hereunder)) shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.
(b)Without limiting the generality of the foregoing, it is understood and agreed that if, prior to the Maturity Date, (i) the Loans are accelerated or otherwise become due, in each case, in respect of any Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency related event (including acceleration of claims by operation of law)) or (ii) the board of directors (or similar governing body) or any Person having Control of any Loan Party (or any committee thereof) adopts or causes the adoption or occurrence of any resolution, written consent or other authorization of any action to approve any bankruptcy or insolvency related event and such Loan Party actually commences such bankruptcy or insolvency related event (each of the foregoing clauses (i) and (ii), a “Specified Event of Default”),the Call Premium (if any) that would have applied if, at the time of such Specified Event of Default, the Borrower had paid, repaid, refinanced, redeemed, substituted or replaced any or all of the Loans as contemplated in Section 2.03(e), will also be automatically and immediately due and payable without further action or notice, and the Call Premium shall constitute part of the Obligations in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of and compensation for the Lenders’ loss of an investment opportunity (but not as a penalty) and not as a result thereof. Any Call Premium payable hereunder shall be presumed to be the liquidated damages (and not, for the avoidance of doubt, unmatured interest or a penalty) sustained by the Lenders as the result of such Specified Event of Default and the Borrower and the other Loan Parties agree that the Call Premium is reasonable under the circumstances currently existing. The Call Premium shall be immediately due and payable, without further action or notice, without regard to whether such Specified Event of Default is voluntary or involuntary, or whether payment occurs pursuant to a motion, plan of reorganization, or otherwise, and without regard to whether the Loans and other Obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other similar means.

(c)THE BORROWER AND EACH OTHER LOAN PARTY EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING CALL PREMIUM IN CONNECTION WITH ANY SUCH SPECIFIED EVENT OF DEFAULT.
(d)The Borrower and each other Loan Party expressly agrees (to the fullest extent that it may lawfully do so) that: (i) the Call Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (ii) the Call Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (iii) there has been a course of conduct between the Lenders and the Borrower and the other Loan Parties giving specific consideration in this transaction for such agreement to pay the Call Premium; and (iv) the Borrower and each other Loan Party shall each be estopped hereafter from claiming differently than as agreed to in this clause (d).
(e)The Borrower and each other Loan Party expressly acknowledges that its agreement to pay the Call Premium to the Lenders as herein described is a material inducement to the Lenders to provide the Term Commitments and make the Loans.
Section 8.03 Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Subsidiary that is an Immaterial Subsidiary or at such time could, upon designation by the Borrower, become an Immaterial Subsidiary affected by any event or circumstances referred to in any such clause unless the Consolidated EBITDA of such Subsidiary together with the Consolidated EBITDA of all other Subsidiaries in Default pursuant to an event or circumstance referred to in such clause, shall exceed 5% of the Consolidated EBITDA of the Borrower and its Restricted Subsidiaries.
Section 8.04 Application of Funds. If the circumstances described in Section 2.10(g) have occurred, or after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable), including in any bankruptcy or insolvency proceeding, any amounts received on account of the Obligations shall be applied by the Administrative Agent, subject to any Acceptable Intercreditor Agreement then in effect, in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to each Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid interest (including, but not limited to, post-petition interest), ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth;
Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable pursuant to the Loan Documents to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and
Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law.
ARTICLE IX
Administrative Agent and Other Agents
Section 9.01    Appointment and Authorization of Agents.
(a)Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall have no duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b)The Administrative Agent shall also act as the “collateral agent” under the Loan Documents and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest, charge or other Lien created by the Collateral Documents for and on behalf of or on trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of the Loan Documents and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders.
Section 9.02 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through Affiliates, agents, employees or attorneys-in-fact, such sub-agents as shall be deemed necessary by the Administrative Agent, and shall be entitled to advice of counsel, both internal and external, and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.
Section 9.03 Liability of Agents. No Agent-Related Person shall (a) be liable to any Lender for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby, including their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent (except for its own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder or (c) except pursuant to Section 10.07 if such Agent-Related Person is a Lender, be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Specified Competitors; further, without limiting the generality of the foregoing clause (c), no Agent-Related Person except pursuant to Section 10.07 if such Agent-Related Person is a Lender, shall (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Specified Competitor or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Specified Competitor. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. No Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the

Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), or in the absence of its own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein.
Section 9.04    Reliance by Agents.
(a)Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, request, consent, certificate, instrument, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent and shall not incur any liability for relying thereon. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
(b)For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
Section 9.05 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. Subject to the other provisions of this Article IX, the Administrative Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders in accordance with Article VIII; provided that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, to the extent it has the right to do so with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.
Section 9.06 Credit Decision; Disclosure of Information by Agents. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by any Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower and the other Loan Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.
Section 9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it in its capacity as an Agent-Related Person; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final and non-appealable judgment of a court of competent jurisdiction; provided that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower, provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto, if any. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.
Section 9.08 Agents in their Individual Capacities. Oaktree and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Oaktree were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Oaktree or its Affiliates may receive information regarding any Loan Party or any Affiliate of a Loan Party (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Oaktree shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the

Administrative Agent, and the terms “Lender” and “Lenders” include Oaktree in its individual capacity.
Section 9.09 Successor Agents. The Administrative Agent may resign as the Administrative Agent and Collateral Agent upon thirty (30) days’ notice to the Lenders and the Borrower. If the Administrative Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which appointment of a successor agent shall require the consent of the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and Collateral Agent and the term “Administrative Agent” shall mean such successor administrative agent and/or supplemental administrative agent, as the case may be (and the term “Collateral Agent” shall mean such successor collateral agent and/or supplemental agent, as described in Section 9.01(b)), and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent and Collateral Agent shall be terminated. After the retiring Administrative Agent’s resignation hereunder as the Administrative Agent and Collateral Agent, the provisions of this Article IX and Section 10.04 and Section 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent and Collateral Agent under this Agreement. If no successor agent has accepted appointment as the Administrative Agent and Collateral Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent and Collateral Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed). Upon the acceptance of any appointment as the Administrative Agent and Collateral Agent hereunder by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may reasonably request, in order to (a) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (b) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent and Collateral Agent, and the retiring Administrative Agent and Collateral Agent shall, to the extent not previously discharged, be discharged from its duties and obligations under the Loan Documents.
Section 9.10    Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the

Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 2.07 and Section 10.04) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and
(c)any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due to the Administrative Agent under Section 2.07 and Section 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.
The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject and (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (f) of Section 10.01 of this Agreement), (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Secured Party or acquisition vehicle to take any further action, and
(iv)to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire
Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.
Section 9.11    Collateral and Guaranty Matters. The Lenders irrevocably agree:
(a)that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable), (ii) at the time the property subject to such Lien is transferred or to be transferred as part of or in connection with any transfer permitted hereunder or under any other Loan Document to any Person other than any other Loan Party, unless a primary purpose of such transaction (as determined by the Borrower in good faith) was to release such Subsidiary Loan Party from its obligations under the Loan Documents, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below or (v) if the property subject to such Lien becomes Excluded Property;
(b)to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 7.01(i) and (o); and
(c)if any Subsidiary Guarantor ceases to be a Restricted Subsidiary, or becomes an Excluded Subsidiary, in each case as a result of a transaction or designation permitted hereunder (as certified in writing delivered to the Administrative Agent by a Responsible Officer of the Borrower), (x) such Subsidiary shall be automatically released from its obligations under the Guaranty and (y) any Liens granted by such Subsidiary or Liens on the Equity Interests of such Subsidiary (to the extent such Equity Interests have become Excluded Property or are being transferred to a Person that is not a Loan Party) shall be automatically released; provided that in the case of any such release relating to a transaction or designation made on the basis of clause (iv) of “Excluded Equity” or clause (g) of “Excluded Subsidiary”, such release shall not be permitted if a primary purpose of such transaction or designation (as determined by the Borrower in good faith) was to release such Subsidiary Guarantor from its obligations under the Loan Documents.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent will promptly (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11. Prior to releasing or subordinating its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11, the Administrative Agent and/or the Collateral Agent shall be entitled to receive a certificate of a Responsible Officer of the Borrower stating that such actions are permitted under this

Agreement. Neither the Administrative Agent nor the Collateral Agent shall be liable for any such release undertaken in reliance upon any such certificate of a Responsible Officer of the Borrower.
The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9.11 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision).
Section 9.12 Other Agents; Arrangers and Managers. None of the Lenders, the Agents or other Persons identified on the facing page or signature pages of this Agreement as a “co-arranger” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.
Section 9.13    Appointment of Supplemental Administrative Agents.
(a)It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and, collectively, as “Supplemental Administrative Agents”).
(b)In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Section 10.04 and Section 10.05 that refer to the Administrative Agent shall inure to the benefit of such

Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent and/or such Supplemental Administrative Agent, as the context may require.
(c)Should any instrument in writing from any Loan Party be required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent.
Section 9.14 Withholding Tax. To the extent required by any applicable Law, the Administrative Agent may deduct or withhold from any payment to any Lender under any Loan Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Body asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, and shall make payable in respect thereof within ten (10) days after demand therefore including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.14. The agreements in this Section 9.14 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of this Agreement and the repayment, satisfaction or discharge of all other obligations. For the avoidance of doubt, this Section 9.14 shall not limit or expand the obligations of the Borrower or any Guarantor under Section 3.01 or any other provision of this Agreement.
Section 9.15    Erroneous Payments.
(a)If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such Lender or Secured Party shall (and shall cause any Payment Recipient who received such funds on its behalf to) promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment

(or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary.
(b)Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(c)For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with immediately preceding clause (a), (i) the Administrative Agent may elect, in its sole discretion on written notice to such Lender or Secured Party, that all rights and claims of such Lender or Secured Party with respect to the Loans or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Loan Amount”) shall immediately vest in the Administrative Agent upon such election; after such election, the Administrative Agent (x) may reflect its ownership interest in Loans in a principal amount equal to the Corresponding Loan Amount in the Register, and (y) upon five business days’ written notice to such Lender or Secured Party, may sell such Loan (or portion thereof) in respect of the Corresponding Loan Amount, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Lender or Secured Party shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Secured Party, and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Loan, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights of such Lender or Secured Party with respect to the Erroneous Payment Return Deficiency (such rights, the “Subrogation Rights”).
(d)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment.
(e)No Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(f)Each party’s obligations, agreements and waivers under this Section 9.15 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Term Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
ARTICLE X
Miscellaneous
Section 10.01 Amendments, Etc. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent (provided that to the extent that such waiver, amendment or modification does not affect the rights, duties, privileges or obligations of the Administrative Agent under this Agreement, the Administrative Agent shall acknowledge such waiver, amendment or other modification to the extent approved by the Required Lenders; provided further that, to the extent such waiver, amendment or modification was delivered to the Administrative Agent and does not affect the rights, duties, privileges or obligations of the Administrative Agent under this Agreement, the Administrative Agent’s failure to so acknowledge shall not impact the effectiveness of such waiver, amendment or modification) and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall:
(a)extend or increase the Term Commitment of any Lender without the written consent of each Lender directly and adversely affected thereby (it being understood that the waiver of any Default, mandatory prepayment or mandatory reduction of the Term Commitments shall not constitute an extension or increase of any Term Commitment of any Lender);
(b)postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.05 or Section 2.06, fees or other amounts without the written consent of each Lender directly and adversely affected thereby, it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest;
(c)reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (iii) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender directly and adversely affected thereby, it being understood that any change to the definition of Consolidated Senior Secured Net Leverage Ratio or in the component definitions thereof shall not constitute a reduction in the rate of interest or fees; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;
(d)(i) change any provision of this Section 10.01 or the definitions of “Required Lenders” and “Supermajority Lenders” without the written consent of each Lender directly and adversely affected thereby or (ii) change any provision of Section 2.10, Section 2.11 or Section 8.04 in a manner that would alter the pro rata sharing of payments thereunder without the written consent of each Lender;
(e)release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 or Section 7.05 shall not be subject to this clause (e) to the extent such transaction does not result in the release of all or substantially all of the Collateral; or
(f)release all or substantially all of the value of the Guarantees in any transaction or series of related transactions, without the written consent of each Lender; provided that any transaction permitted under Section 7.04 or Section 7.05 shall not be subject to this clause (f) to the extent such transaction does not result in the release of all or substantially all of the value of the Guarantees; or
(g)(i) contractually subordinate the Obligations in right of payment to any other Indebtedness for borrowed money (other than in connection with Indebtedness permitted under Section 7.03(p)) or (ii) contractually subordinate all or substantially all of the liens in the Collateral to the liens securing any other Indebtedness for borrowed money (other than in connection with Liens permitted under Section 7.01(ff)), in each case, without the written consent of (i) the Supermajority Lenders and
(ii) at least one other Lender that is not an Affiliate of Oaktree. (it being understood and agreed that, in connection with any amendment, waiver or modification of any Loan Document that would result in either (i) the contractual subordination of the Obligations in right of payment to any other Indebtedness for borrowed money (other than in connection with Indebtedness permitted under Section 7.03(p)) or (ii) the contractual subordination of all or substantially all of the liens in the Collateral to the liens securing any other Indebtedness for borrowed money (other than in connection with Liens permitted under Section 7.01(ff)), at least five (5) Business Days prior to the consummation thereof, the Borrower shall offer all Lenders the right to participate on a ratable basis in the applicable Indebtedness for borrowed money to which the Liens on the Collateral or Obligations under the Loan Documents are proposed to be subordinated (it being further understood and agreed that Lenders shall be permitted the right to participate on a ratable basis in such Indebtedness after the initial consummation, but within fifteen (15) Business Days of originally receiving notice of such transaction);
and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; (ii) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (iii) any amendment or waiver that by its terms affects the rights or duties of Lenders holding Loans or Term Commitments of a particular Class (but not the Lenders holding Loans or Term Commitments of any other Class) will require only the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto if such Class of Lenders were the only Class of Lenders. Notwithstanding the foregoing, (i) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans, the Incremental Term Loans, if any, and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and (ii) this Agreement may be amended (or amended and restated) to ensure the fungibility of any Delayed Draw Term Loans as described in the last sentence of Section 2.01(b) with the written consent of the applicable Delayed Draw Term Lenders, the Administrative Agent and the Borrower (such consent not to be unreasonably withheld, conditioned or delayed).
Notwithstanding anything to the contrary contained in this Section 10.01, any guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities, omissions, mistakes or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. Furthermore, with the consent of the Administrative Agent at the request of the Borrower (without the need to obtain any consent of any Lender), any Loan Document may be amended to cure ambiguities, omissions, mistakes or defects.
Neither the Administrative Agent nor the Collateral Agent shall amend or waive any provision of an Acceptable Intercreditor Agreement (other than to cure ambiguities, omissions, mistakes or defects or to add other parties thereto (to the extent contemplated by Section 7.01) without the written consent of the Required Lenders.
Section 10.02    Notices and Other Communications; Facsimile Copies.
(a)General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule
10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii)if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.
All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(b)), when delivered; provided that notices and other communications to the Administrative Agent pursuant to Article II shall not be effective until actually received by such Person during the person’s normal business hours. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder.
(b)Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the
Administrative Agent or any of its Agent-Related Persons (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by written notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agents from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or their securities for purposes of United States Federal or state securities laws.
(e)Reliance by Agents and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices)

purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct. All telephonic notices to the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
(f)Notice to other Loan Parties. The Borrower agrees that notices to be given to any other Loan Party under this Agreement or any other Loan Document may be given to the Borrower in accordance with the provisions of this Section 10.02 with the same effect as if given to such other Loan Party in accordance with the terms hereunder or thereunder.
Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.
Section 10.04 Attorney Costs and Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable and documented or invoiced out-of-pocket costs and expenses associated with the syndication of the Term Loans and the preparation, negotiation, execution and delivery, administration, amendment, modification, waiver and/or enforcement of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), including all Attorney Costs of Gibson, Dunn & Crutcher LLP (and any other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld, conditioned or delayed)) and one local counsel in each relevant jurisdiction, and (b) to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all costs and expenses incurred in connection with any workout or restructuring in respect of the Loans, all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of counsel to the Administrative Agent). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other reasonable and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid within ten (10) Business Days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.
Section 10.05 Indemnification by the Borrower. Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender and their respective Affiliates and their and their Affiliates’ respective directors, officers, employees, agents, advisors, and other representatives and successors

(collectively, the “Indemnitees”) from and against any and all losses, liabilities, damages, claims, and reasonable and documented or invoiced out-of-pocket fees and expenses (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected Indemnitee)) of any such Indemnitee arising out of or relating to any claim or any litigation or other proceeding (regardless of whether such Indemnitee is a party thereto and whether or not such proceedings are brought by the Borrower, its equity holders, its Affiliates, creditors or any other third person) that relates to the Transaction, including the financing contemplated hereby, of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered by a Loan Party in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Term Commitment or Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or alleged presence or Release or threat of Release of Hazardous Materials on, at, under or from any property currently or formerly owned or operated by the Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (all the foregoing, collectively, the “Indemnified Liabilities”), in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transactions (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) a material breach of the Loan Documents by such Indemnitee or one of its Affiliates (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indemnitee acting in its capacity as an Agent or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date); provided that the foregoing shall not limit any Loan Party’s indemnification obligations hereunder with regard to claims for such damages by third parties against an Indemnitee. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, managers, partners, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within ten (10) Business Days after written demand therefor; provided, however, that if the Borrower has reimbursed any Indemnitee for any legal or other expenses in connection with any Indemnified Liabilities and there is a final non-appealable judgment of a court of competent jurisdiction that the Indemnitee was not entitled to indemnification or contribution with respect to such Indemnified Liabilities pursuant to the express terms of this Section 10.05, the Indemnitee shall promptly refund such expenses paid by the Borrower to the Indemnitee. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes other than Taxes that represent liabilities, obligations, losses, damages, etc., with respect to a non-Tax claim.
Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate.
Section 10.07    Successors and Assigns.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except as otherwise provided herein (including without limitation as permitted under Section 7.04), neither the Borrower nor any of its Subsidiaries may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee, (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
(i)Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Term Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to another Lender, an Affiliate of a Lender or an Approved Fund.

(ii)Assignments shall be subject to the following additional conditions:
(A)except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Term Commitment or Loans of any Class, the amount of the Term Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than
$1,000,000 unless the Borrower and the Administrative Agent otherwise consents, provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;
(B)the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption;
(C)the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and any documentation required by Section 3.01(f);
(D)the Assignee shall not be a natural person or a Specified Competitor;
(E)the Assignee shall not be a Defaulting Lender;
(F)in case of an assignment to an Affiliated Lender, (1) after giving effect to such assignment, to all other assignments with all Affiliated Lenders, the aggregate principal amount of all Loans and Term Commitments then held by all Affiliated Lenders (other than Affiliated Debt Funds) shall not exceed 25% of the aggregate unpaid principal amount of the Term Loans then outstanding (determined at the time of such purchase), (2) any Loans assigned to the Borrower or its Restricted Subsidiaries shall be cancelled promptly upon such assignment (provided that Loans assigned to an Unrestricted Subsidiary need not be cancelled as set forth in this clause (2) but such Unrestricted Subsidiary will otherwise be subject to the limitations on voting and other limitations in this clause (F) and Section 10.07(j) below as if such Unrestricted Subsidiary was an Affiliated Lender), (3) in the event that any proceeding under the Bankruptcy Code shall be instituted by or against the Borrower or any other Guarantor, each Affiliated Lender shall acknowledge and agree that they are each “insiders” under Section 101(31) of the Bankruptcy Code and, as such, the claims associated with the Loans and Term Commitments owned by it shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of Section 1129(a)(10) of the Bankruptcy Code, or, alternatively, to the extent that the foregoing designation is deemed unenforceable for any reason, each Affiliated Lender shall vote in such proceedings in the same proportion as the allocation of voting with respect to such matter by those Lenders who are not Affiliated Lenders, except to the extent that any plan of reorganization proposes to treat the Obligations held by such Affiliated Lender in a manner that is less favorable in any material respect to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders; provided that this clause (3) shall not apply to Affiliated Debt Funds, (4) such Affiliated Lender (other than Affiliated Debt Fund) will not receive information provided solely to Lenders and will not be permitted to attend or participate in (or receive any notice of) Lender meetings or conference calls and will not be entitled to challenge the Administrative Agent’s and the Lenders’ attorney-client privilege as a result of their status as Affiliated Lenders and (5) notwithstanding anything to the contrary contained herein, any such Loans acquired by an Affiliated Lender may, with the consent of the Borrower, be contributed to the Borrower (whether through any of its direct or indirect parent entities or otherwise) and exchanged for debt or equity securities that are otherwise permitted to be issued at such time;
(G)notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (x) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (y) otherwise acted on any matter related to any Loan Document or (z) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by Affiliated Debt Funds may not account for more than 49.9% (pro rata among such Affiliated Debt Funds) of the Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 10.01;
(H)The Borrower and its Subsidiaries may not purchase any Loans so long as any Event of Default has occurred and is continuing;
(I)any purchases by Affiliated Lenders shall require that such Affiliated Lender clearly identify itself as an Affiliated Lender in any Assignment and Assumption executed in connection with such purchases or sales and each such Assignment and Assumption shall contain customary “big boy” representations but no requirement to make representations as to the absence of any material nonpublic information; and
(J)Oaktree and its Affiliates shall only be permitted to assign up to an aggregate principal amount of $200,000,000 of the Loans and/or Term Commitments prior to the twelve (12) month anniversary of the Closing Date without the prior written consent of the Borrower.
This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.
(c)Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.07(d) and receipt by the Administrative Agent from the parties to each assignment of a processing and recordation fee of $3,500 (provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.03, 3.04, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Term Note (if any), the Borrower (at its

expense) shall execute and deliver a Term Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). For greater certainty, any assignment by a Lender pursuant to this Section 10.07 shall not in any way constitute or be deemed to constitute a novation, discharge, recession, extinguishment or substitution of the existing Indebtedness and any Indebtedness so assigned shall continue to be the same obligation and not a new obligations.
(d)The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Term Commitments of, and principal amounts (and related interest amounts) and currencies of the Loans, owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent demonstrable error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent and any Lender (with respect to its own interests only), at any reasonable time and from time to time upon reasonable prior notice.
(e)Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or, to the extent a schedule of the Specified Competitors has been provided to the Administrative Agent, a Specified Competitor) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Term Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in Section 10.01(a), (b), (c), (d), (e) or (f) that directly affects such Participant. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.03 and 3.04 (through the applicable Lender), subject to the requirements and limitations of such Sections (including Section 3.01(e) and (f) and Sections 3.05 and 3.06), to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(b). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant complies with Section 2.11 as though it were a Lender. Any Lender that sells participations shall maintain a register on which it enters the name and the address of each Participant and the principal and interest amounts of each Participant’s participation interest in the Term Commitments and/or Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive, absent manifest error, and the Borrower and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation interest as the owner thereof for all purposes notwithstanding any notice to the contrary. In maintaining the Participant Register, such Lender shall be acting as the non-fiduciary agent of the Borrower solely for purposes of applicable United States federal income tax law and undertakes no duty, responsibility or obligation to the Borrower (without limitation, in no event shall such Lender be a fiduciary of the Borrower for any purpose) No Lender shall have any obligation to disclose all or any portion of a Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, or its other obligations under this Agreement) except (x) to the extent such Participant makes a claim under Sections 3.01, 3.03 or 3.04,
(y) to the extent that such disclosure is necessary to establish in connection with a Tax audit that such commitment, loan, or other obligation is in registered form under Section 5f.103(c) of the United States Treasury Regulations or, if different, under Sections 871(h) or 881(c) of the Code or (z) to the extent otherwise required by law.
(f)A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.03 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent or except to the extent such entitlement to a greater payment results from a Change in Law after the Participant became a Participant.
(g)Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Term Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(h)Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. Each party hereto hereby agrees that (i) an SPC (in lieu of the Granting Lender) shall be entitled to the benefit of Sections 3.01, 3.03 and 3.04, subject to the requirements and limitations of such Sections (including Section 3.01(e) and (f) and Sections 3.05 and 3.06), to the same extent as if such SPC were a Lender, but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.03 or 3.04) except to the extent any entitlement to greater amounts results from a Change in Law after the grant to the SPC occurred, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable and such liability shall remain with the Granting Lender, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Term Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose, subject to Section 10.08, on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee Obligation or credit or liquidity enhancement to such SPC.
(i)Notwithstanding anything to the contrary contained herein, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.
(j)Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders or the Supermajority Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom (unless the action in question affects any Affiliated Lenders (other than Affiliated Debt Funds) in a disproportionately adverse manner than its effect on the other Lenders), (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender (other than Affiliated Debt Fund) shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and:
(A)all Term Loans held by any Affiliated Lenders (other than Affiliated Debt Fund) shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions; and
(B)all Term Loans held by Affiliated Lenders (other than Affiliated Debt Fund) shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders.
Section 10.08 Confidentiality. Each of the Agents and the Lenders (each, a “Recipient”) agrees to maintain the confidentiality of the Information and to not use or disclose such information, except that Information may be disclosed (a) to its Affiliates, partners and members and its and their respective directors, managers, officers, employees, accountants, advisors, attorneys, consultants, current or prospective funding sources (including leverage providers), agents or other representatives with a need to know such Information (collectively, “Permitted Recipients”); (b) to the extent requested by any Governmental Body and to any pledgee referred to in Section 10.07(g);
(c)to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions substantially the same as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(i), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement; (f) with the written consent of the Borrower; (g) to the extent such Information (x) was, is, or becomes publicly available other than as a result of a breach of this Section 10.08 by such Recipient, (y) is in the possession of the Recipient or any of its Permitted Recipients at the time of disclosure or becomes available to a Recipient or any of its Permitted Recipients on a non-confidential basis from a source other than the Loan Parties or (z) is independently developed by the Recipient or any of its Permitted Recipients without the use of or reliance on such information; (h) to any Governmental Body or examiner regulating any Lender; (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Loan Parties received by it from such Lender); (j) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (k) to the extent that such Information is received by such Lender or any of its Affiliates from a third party that is not, to such Lender’s knowledge, subject to any contractual or fiduciary confidentiality obligations owing to the Borrower or any of its Affiliates; (l) to the extent that such Information is independently developed by such Lender or any of its Affiliates or (m) to enable it to enforce or otherwise exercise any of its rights and remedies under any Loan Document. In addition, the Agents and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Term Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from any Loan Party or its Affiliates or its Affiliates’ directors, managers, officers, employees, trustees, investment advisors or agents, relating to the Borrower or any of its Subsidiaries or their business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08, including, without limitation, information delivered pursuant to Section 6.01, 6.02 or 6.03 hereof.
Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its affiliates authorized at any time and from time to time, without prior notice to the Borrower or any other Loan Party, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness (in any currency) at any time owing by, such Lender and its Affiliates, as the case may be, to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Notwithstanding anything to the contrary contained herein, no Lender or its Affiliates shall have a right to set off and apply any deposits held or other Indebtedness owing by such Lender or its Affiliates, as the case may be, to or for the credit or the account of any Subsidiary of a Loan Party that is a Foreign Subsidiary or a Domestic Foreign Holding Company. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have.
Section 10.10 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.
Section 10.11 Integration. This Agreement, together with the other Loan Documents and the Fee Letter, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.
Section 10.12 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. The provisions of Sections 10.14 and 10.15 shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.
Section 10.13 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 10.14    GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS.
(a)THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SUCH OTHER LOAN DOCUMENT); PROVIDED, HOWEVER, THAT (A) THE INTERPRETATION OF THE DEFINITION OF COMPANY MATERIAL ADVERSE EFFECT (AND WHETHER OR NOT A COMPANY MATERIAL ADVERSE EFFECT HAS OCCURRED UNDER THE ACQUISITION AGREEMENT),
(B) THE DETERMINATION OF THE ACCURACY OF ANY SPECIFIED ACQUISITION AGREEMENT REPRESENTATIONS AND WHETHER AS A RESULT OF ANY INACCURACY THEREOF THE BORROWER AND ANY OF ITS AFFILIATES HAVE THE RIGHT TO TERMINATE ITS AND THEIR OBLIGATIONS UNDER THE ACQUISITION AGREEMENT OR THE FAILURE OF SUCH SPECIFIED ACQUISITION AGREEMENT REPRESENTATIONS TO BE ACCURATE RESULTS IN A FAILURE OF A CONDITION PRECEDENT TO THE BORROWER’S OBLIGATION TO CONSUMMATE THE ACQUISITION PURSUANT TO THE ACQUISITION AGREEMENT AND (C) THE DETERMINATION OF WHETHER THE ACQUISITION HAS BEEN CONSUMMATED IN ACCORDANCE WITH THE TERMS OF THE ACQUISITION AGREEMENT SHALL, IN EACH CASE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW THEREOF.
(b)EXCEPT AS SET FORTH IN THE FOLLOWING PARAGRAPH, ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT

OF NEW YORK (PROVIDED THAT IF NONE OF SUCH COURTS CAN AND WILL EXERCISE SUCH JURISDICTION, SUCH EXCLUSIVITY SHALL NOT APPLY), AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.
NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION
(I) FOR PURPOSES OF ENFORCING A JUDGMENT, (II) IN CONNECTION WITH EXERCISING REMEDIES AGAINST THE COLLATERAL IN A JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED, (III) IN CONNECTION WITH ANY PENDING BANKRUPTCY, INSOLVENCY OR SIMILAR PROCEEDING IN SUCH JURISDICTION OR (IV) TO THE EXTENT THE COURTS REFERRED TO IN THE PREVIOUS PARAGRAPH DO NOT HAVE JURISDICTION OVER SUCH LEGAL ACTION OR PROCEEDING OR THE PARTIES OR PROPERTY SUBJECT THERETO.
Section 10.15 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
Section 10.16 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, each Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04.
Section 10.17 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law).
Section 10.18 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provisions of this Section 10.18 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.
Section 10.19 USA PATRIOT Act. Each Lender hereby notifies the Borrower that, pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information includes the name and address of the Borrower and the Guarantors and other information that will allow such Lender to identify the Borrower and the Guarantors in accordance with the USA PATRIOT Act.
Section 10.20 Intercreditor Agreements. Each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Collateral Agent, as Collateral Agent and on behalf of such Lender or other Secured Party, to enter into one or more intercreditor agreements (including an Acceptable Intercreditor Agreement) from time to time and agrees that it will be bound by and will take no action contrary to the provisions thereof.
Section 10.21 Obligations Absolute. To the fullest extent permitted by applicable Law, all obligations of the Loan Parties hereunder shall be absolute and unconditional irrespective of:
(a)any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Loan Party;
(b)any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto against any Loan Party;
(c)any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument relating thereto;

(d)any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;
(e)any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect hereof or any Loan Document; or
(f)any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Loan Parties.
Section 10.22 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent and each Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent nor any Lender has any obligation to the Borrower or any its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent and each Lender and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and the Administrative Agent does not have any obligation to disclose any of such interests to the Borrower or any of its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent and each Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
Section 10.23    Acknowledgment and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
Section 10.24 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Committed Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

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EXHIBIT B

Exhibit M-2
See attached.

EXHIBIT M-2

FORM OF SPECIFIED DEBT REPAYMENT COMPLIANCE CERTIFICATE (CONVERTIBLE NOTES)

Specified Debt Repayment Date: [●]
To Oaktree Fund Administration, LLC, as Administrative Agent Ladies and Gentlemen:
Reference is made to the Term Loan Credit Agreement dated as of August 31, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time the “Credit Agreement”; the terms defined therein being used herein as therein defined) among RumbleOn, Inc., a Nevada corporation (the “Borrower”), the Lenders party thereto and Oaktree Fund Administration, LLC, as Collateral Agent and Administrative Agent for the Lenders (capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein). Pursuant to Section 6.02(g) of the Credit Agreement, the undersigned, in his/her capacity as a Responsible Officer of the Borrower, certifies as follows:
1.On the Specified Debt Repayment Date listed above, the Borrower is consummating the Specified Debt Repayment of the Convertible Notes in accordance with Section
7.08 of the Credit Agreement and each of the other terms of Loan Documents.
2.To my knowledge, as of the Specified Debt Repayment Date, no Default or Event of Default has occurred and is continuing.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the day and year first written above.

RUMBLEON, INC., as the Borrower
By:
Name:
Title:

M-1